UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒     Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WINGSTOP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO OUR STOCKHOLDERS

   , 2026

Dear Fellow Stockholder:

We cordially invite you to attend the 2026 Annual Meeting of Stockholders of Wingstop Inc. to be held on Thursday, May 21, 2026, at 9:00 a.m. Central Time. We will be holding the Annual Meeting virtually via the Internet to maximize your ability to participate in the meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to the Annual Meeting. The Notice of Annual Meeting of Stockholders and this Proxy Statement describe the business that will be acted upon at the meeting.

For your convenience, we have elected to take advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials while also lowering the costs and reducing the environmental impact of our Annual Meeting. On or about    , 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2025 Annual Report and how to submit your proxy over the Internet or by telephone or request and return a proxy card by mail. For information on how to submit your proxy or vote your shares, please refer to the Notice of Internet Availability of Proxy Materials, proxy materials email, or proxy card you receive to ensure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend. Copies of the Proxy Statement and 2025 Annual Report are available at www.proxydocs.com/WING.

Your vote is important. Even if you plan to attend the Annual Meeting, please follow the instructions provided to you and submit your proxy today. This will not prevent you from voting your shares during the Annual Meeting if you are able to attend.

On behalf of your Board of Directors, thank you for your continued support of and interest in Wingstop.

Sincerely,

Lynn Crump-Caine	Michael J. Skipworth
Chair of the Board of Directors	President and Chief Executive Officer

WINGSTOP INC.

2801 N Central Expressway

Suite 1600

Dallas, Texas 75204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2026

Time:	9:00 a.m. Central Time

Date:	May 21, 2026

Virtual Meeting Site*:	www.proxydocs.com/WING

Record Date:	Stockholders of record at the close of business on March 23, 2026 are entitled to notice of and to vote at the Annual Meeting or any adjournments, postponements, or recesses thereof.

Purpose:	(1)	Elect three Class II directors nominated by the Board of Directors for a term that expires at the 2027 Annual Meeting of Stockholders;

	(2)	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026;

	(3)	Approve, on an advisory basis, the compensation of our named executive officers;

	(4)	Approve an amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our Bylaws;

(5)

Ratify prior amendments by the Board of Directors to the Bylaws to:

(a)   amend the advance notice provisions for stockholder proposals and nominations to require stockholders to provide certain additional information, to remove references to Roark Capital Management and its affiliates and to clarify and modernize certain other provisions of the Bylaws (adopted by the Board on February 21, 2018);

(b)   provide for procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and proposals and availability of stockholders lists and to make certain other technical, ministerial, clarifying and conforming changes, including to align the Bylaws with various provisions of the DGCL (adopted by the Board on December 2, 2022); and

(c) eliminate the sole supermajority voting requirement (adopted by the Board on May 22, 2025).

	(6)	Consider and act upon such other business as may properly come before the Annual Meeting or any adjournments, postponements, or recesses thereof.

Attendance and Stockholder Questions:

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/WING prior to the deadline of May 18, 2026 at 5:00 p.m. Eastern Time. The control number located in the green box on the upper-right corner of your proxy card and/or voting authorization form will be required to register. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting, and you will have the ability to submit questions prior to the Annual Meeting.

Stockholder Register:

A list of the stockholders entitled to vote at the Annual Meeting may be examined during regular business hours at our executive offices, 2801 N Central Expressway, Suite 1600, Dallas, Texas 75204, during the ten-day period ending on the date before the Annual Meeting.

Voting:

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. Please submit your proxy by telephone or electronically through the Internet or, if you requested a proxy card via mail, sign, date, and return the proxy card in the enclosed business reply envelope, to ensure your representation at the Annual Meeting.

[Continued on the next page]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON MAY 21, 2026

This notice and the accompanying Proxy Statement, proxy card, and 2025 Annual Report are available at www.proxydocs.com/WING.

*

We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to participate in the Annual Meeting, please see “Proxy Statement Summary—Virtual Annual Meeting of Stockholders” for more detailed information. Stockholders will be able to attend the Annual Meeting and vote from any location via the Internet.

By order of the Board of Directors,

Albert G. McGrath
Secretary

   , 2026

PROXY STATEMENT SUMMARY
WINGSTOP INC. 2801 N Central Expressway Suite 1600 Dallas, Texas 75204

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider in making a voting decision, and you should read the entire Proxy Statement carefully before voting. Unless the context indicates otherwise, references to “Wingstop,” “we,” “our,” “us,” or the “Company” are to Wingstop Inc. and its consolidated subsidiaries. References to the “Board” or the “Board of Directors” are to the Board of Directors of Wingstop Inc.

Annual Meeting Information

Time and Date:	May 21, 2026 at 9:00 a.m. Central Time

Virtual Meeting Site*:	www.proxydocs.com/WING

Record Date:	March 23, 2026

Proxy Materials Distribution Date:	On or about , 2026

*

We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to participate in the Annual Meeting, please see “Proxy Statement Summary—Virtual Annual Meeting of Stockholders” for more detailed information. Stockholders will be able to attend the Annual Meeting and vote online via the Internet.

WINGSTOP INC. 2026 PROXY STATEMENT | 1

PROXY STATEMENT SUMMARY

Items of Business and Voting Recommendations

Agenda Items	Board’s Voting Recommendation	Page Reference (for more detail)

1. Election of three Class II directors nominated by our Board (the “Director Election Proposal”)*	FOR the election of each director nominee	11

2. Ratification of the appointment of KPMG LLP (the “Auditor Ratification Proposal”)	FOR	39

3. Approve, on an advisory basis, named executive officer compensation (the “Say-on-Pay Proposal”)	FOR	42

4. Approve an amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our bylaws	FOR	79

5.  Ratification of prior amendments by the Board of Directors to the Bylaws to:

(a)  amend the advance notice provisions for stockholder proposals and nominations to require stockholders to provide certain additional information, to remove references to Roark Capital Management and its affiliates and to clarify and modernize certain other provisions of the Bylaws (adopted by the Board on February 21, 2018);

(b)  provide for procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and proposals and availability of stockholders lists and to make certain other technical, ministerial, clarifying and conforming changes, including to align the Bylaws with various provisions of the DGCL (adopted by the Board on December 2, 2022); and

(c)   eliminate the sole supermajority voting requirement (adopted by the Board on May 22, 2025).

	FOR	82

*

Pursuant to our Corporate Governance Guidelines, each of the director nominees has tendered an irrevocable resignation that becomes effective if (i) such nominee fails to receive more “FOR” votes than “WITHHELD” votes in an uncontested election of directors at an annual meeting and (ii) the Board accepts such resignation. For additional information concerning this policy, see “Proposal 1—Election of Directors—Vote Required; Director Resignation Policy for Failure to Receive Majority Vote in Election” on page 11.

2 | WINGSTOP INC. 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

HIGHLIGHTS FOR FISCAL YEAR 2025

Highlights of Wingstop’s performance during fiscal year 2025 include, among other things:

GLOBAL MARKET PRESENCE

3,056

Global restaurants [1]

19.2%

Unit development growth [2]

493

Net new units [2]

TRACK RECORD OF PERFORMANCE

12.1%

Systemwide sales growth [2]

60.3%

Net Income growth [3]

15.2%

Adj EBITDA growth [3]

UNIT LEVEL ECONOMICS

$2.0M

Domestic Average Unit Volume [1]

(3.3%)

Same store Transactions [2]

75.4%

Cost of Sales [2] [4]

1.  As of December 27, 2025.

2.  For the fiscal year ended December 27, 2025.

3.  For the fiscal year ended December 27, 2025. We define Adjusted EBITDA as net income before interest expense, net, income tax expense (benefit), and depreciation and amortization, with further adjustments for losses on debt extinguishment and financing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, system implementation costs, and stock-based compensation expense. See Appendix I for a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to net income as reported under GAAP.

4.  As a percentage of Company-owned restaurant sales.

Corporate Governance Highlights

Highlights of Wingstop’s corporate governance practices include, among other things, the following:

•	the roles of Chair of the Board and Chief Executive Officer are held by separate individuals;

•	all directors, with the exception of our Chief Executive Officer, are independent, and we have 100% independent Board committees;

•	our Board conducts annual Board and committee self-evaluations;

•	our Nominating and Corporate Governance Committee and Board annually review committee composition;

•

in order to be nominated for election, directors tender contingent resignations that are considered by the Board when a director fails to receive more “FOR” votes than “WITHHELD” votes in an uncontested election of directors;

•

we continue to track sustainability metrics related to greenhouse gas emissions, animal welfare, waste management and community involvement in an effort to operate and govern our Company in a socially responsible manner;

•	we focus on composition of our Board and regularly assess to include diverse experiences and backgrounds; and

•	we continue our efforts to give back through Wingstop Charities to the communities we serve, contributing more than $7 million to the communities we serve.

WINGSTOP INC. 2026 PROXY STATEMENT | 3

PROXY STATEMENT SUMMARY

Compensation Best Practices

The table below summarizes the Company’s key executive compensation practices, including practices the Company has implemented that the Compensation Committee believes will align executive officer compensation with Company performance and the execution of our strategy.

What We Do			What We DON’T Do
✓	Pay for performance. Tie pay to performance by ensuring that a significant portion of executive compensation is performance-based and at-risk.	×

Repricing. Stock option exercise prices are set equal to the grant date fair market value and may not be repriced, except for certain adjustments that may be made in connection with extraordinary transactions, such as dividend equivalency adjustments or a stock split.

✓

Performance metrics tied to Company performance. The performance metrics for our performance-based cash bonus plan and performance-based equity awards are tied to the Company’s performance, aligning executive and stockholder interests.

×

Excess golden parachute agreements. The termination benefits payable to our senior officers, other than our Chief Executive Officer, under our Executive Severance Plan range from only 1.0 to 2.0 times base salary and bonus (only 2.0 to 2.5 times base salary and bonus for our Chief Executive Officer).

✓

Robust stock ownership and retention guidelines. Our stock ownership and retention policy has guidelines requiring our Chief Executive Officer to own five times his annual base salary in common stock or common stock derivatives and our senior vice presidents to own two times their annual base salary in common stock or common stock derivatives.

		×	Tax gross-ups. Our Executive Severance Plan and equity award agreements do not provide for excise tax gross-ups.
✓

Clawback policy. Our clawback policy provides that, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws, we will seek to recover certain incentive-based compensation received by any current or former executive officer during the three completed fiscal years preceding the restatement date (as defined in the policy). The amount to be recovered will be based on the excess of the amount paid under the award over the amount that would have been paid under the award had it been based on the restated amounts.

		×	Share recycling. We do not recycle shares withheld for taxes or used to pay the exercise price for an outstanding award, or have other liberal share-counting features.
✓

Independent compensation consultant. The Compensation Committee uses Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant, to assist in designing the Company’s compensation policies and programs.

		×	Hedging or pledging shares. Our Insider Trading Compliance Policy prohibits our directors and named executive officers from any hedging or pledging of Company securities.
✓

Listen to our stockholders. We hold an advisory vote on executive compensation annually and actively review the results of these votes, as well as our discussions with our stockholders, when we make compensation decisions.

		×	Single trigger change in control agreements. We have no single trigger change in control agreements.

4 | WINGSTOP INC. 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Proposal 1—Director Election Proposal

Director Nominees

The Board of Directors is asking you to elect the three nominees named below as Class II directors for terms that expire at the 2027 annual meeting of stockholders and upon the election and qualification of their successors. The following table provides summary information about the three director nominees. For more information about the director nominees, see pages 13 and 14.

Name	Experience/Qualifications	Independence Status	Board Positions and Committees	End of Term (if re-elected)
Lynn Crump-Caine	Corporate Governance, Executive Management, International, Marketing, Operations, Restaurant Industry, Risk Management, and Strategy	Independent	Chair of the Board; Nominating and Corporate Governance Committee Member	2027
Wesley S. McDonald	Corporate Governance, Executive Management, Financial and Accounting, Operations, Restaurant Industry, Retail Industry, Risk Management, Strategy, and Technology	Independent	Audit Committee Member; Compensation Committee Member	2027
Ania M. Smith	Executive Management, International, Marketing, Operations, Strategy, and Technology	Independent	Compensation Committee Member; Technology Committee Member	2027

Vote Required

The election of the director nominees will be determined by a plurality of the votes cast at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). However, pursuant to our Corporate Governance Guidelines, each of the director nominees, in order to be nominated for election, has tendered an irrevocable resignation that becomes effective if such nominee fails to receive more “FOR” votes than “WITHHELD” votes in an uncontested election of directors at an annual meeting and the Board accepts such resignation. For additional information concerning this policy, see “Proposal 1—Election of Directors—Vote Required; Director Resignation Policy for Failure to Receive Majority Vote in Election” on page 11.

Proposal 2—Auditor Ratification Proposal

Auditor Ratification

The Board is asking you to ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 26, 2026. Set forth on page 41 is summary information with respect to the fees for services provided to us by KPMG during the fiscal years ended December 27, 2025 and December 28, 2024.

Vote Required

The approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock that are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Brokers have discretionary authority to vote on this proposal without your instruction. As a result, we do not expect any broker non-votes with respect to this proposal.

WINGSTOP INC. 2026 PROXY STATEMENT | 5

PROXY STATEMENT SUMMARY

Proposal 3—Say-on-Pay Proposal

Say-on-Pay

Pursuant to Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement. For a detailed description of our executive compensation program, see “Compensation Discussion and Analysis” beginning on page 45.

Vote Required

The approval of the Say-on-Pay Proposal, on a non-binding advisory basis, requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock that are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, it may result in a broker non-vote on this proposal. A broker non-vote will have no effect on the outcome of the vote on this proposal.

Proposal 4—Approve an Amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our Bylaws

The Board is asking you to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide the Board of Directors the power to adopt, amend or repeal the Company’s Amended and Restated Bylaws (the “Bylaws”). For a detailed description of this proposal, see “Proposal 4—Approve an Amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our Bylaws “ beginning on page 79.

Vote Required

The approval of Proposal 4 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote against this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, it may result in a broker non-vote on this proposal.

Proposals 5(a), (b) and (c)—Ratification of prior amendments by the Board of Directors to the Bylaws

The Board is asking you to ratify prior amendments by the Board of Directors to the Bylaws to:

(a)

amend the advance notice provisions for stockholder proposals and nominations to require stockholders to provide certain additional information, to remove references to Roark Capital Management and its affiliates and to clarify and modernize certain other provisions of the Bylaws (adopted by the Board on February 21, 2018);

(b)

provide for procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and proposals and availability of stockholders lists and to make certain other technical, ministerial, clarifying and conforming changes, including to align the Bylaws with various provisions of the DGCL (adopted by the Board on December 2, 2022); and

(c)

eliminate the sole supermajority voting requirement (adopted by the Board on May 22, 2025). For a detailed description of this proposal, see “Proposals 5(a), (b) and (c)— Ratification of prior amendments by the Board of Directors to the Bylaws” beginning on page 82.

Vote Required

The approval of Proposals 5(a), (b) and (c) requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote

6 | WINGSTOP INC. 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

against this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, it may result in a broker non-vote on this proposal.

Voting Procedures

Voting Rights of the Stockholders

Each share of our common stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. Our stockholders are not entitled to cumulative voting rights, and dissenters’ rights are not applicable to the matters being voted upon at the Annual Meeting.

Only owners of record of shares of common stock at the close of business on March 23, 2026 (the “Record Date”), are entitled to vote at the Annual Meeting, or at any adjournments, postponements, or recesses thereof. There were 27,323,090 shares of common stock issued and outstanding on the Record Date.

If your shares are held through a broker (typically referred to as being held in “street name”), you will receive separate voting instructions from your broker. You must follow the voting instructions provided to you by your broker in order to instruct your broker on how to vote your shares. Stockholders who hold shares in street name should generally be able to submit their voting instructions by returning the voting instruction card to their broker or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker.

With respect to each of the proposals to be acted upon at the Annual Meeting, you may vote as follows:

•	Director Election Proposal: “FOR” each of the nominees or “WITHHOLD” from each of the nominees;

•	Auditor Ratification Proposal: “FOR,” “AGAINST,” or “ABSTAIN”;

•	Say-on-Pay Proposal: “FOR,” “AGAINST,” or “ABSTAIN”;

•	Amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our Bylaws (Proposal 4): “FOR,” “AGAINST,” or “ABSTAIN”; and

•	Ratification of prior amendments by the Board of Directors to the Bylaws (Proposals 5 (a), (b) and (c)): “FOR,” “AGAINST,” or “ABSTAIN”.

All properly executed written proxies, and all properly completed proxies submitted by the Internet or telephone, that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, and if such proxies do not direct how the shares should be voted, the proxy holder will vote your shares in accordance with the Board’s recommendations, unless the proxy is revoked prior to completion of the voting at the Annual Meeting. For details regarding how to revoke your proxy, see “— Revocability of Proxy” below.

Quorum

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum at the meeting.

Effect of Votes Withheld, Abstentions and Broker Non-Votes

Abstentions, broker non-votes, and votes withheld are included in the number of shares of common stock present for determining a quorum for all proposals.

The election of directors will be determined by a plurality of votes cast. As a result, votes “WITHHELD” will have no impact with respect to the election of directors, except that pursuant to our Corporate Governance Guidelines in order to be nominated for election, each of the director nominees has tendered an irrevocable resignation that becomes effective if

WINGSTOP INC. 2026 PROXY STATEMENT | 7

PROXY STATEMENT SUMMARY

(i) such nominee fails to receive more “FOR” votes than “WITHHELD” votes in an uncontested election of directors at an annual meeting and (ii) the Board accepts such resignation. For additional information concerning this policy, see “Proposal 1—Election of Directors—Vote Required; Director Resignation Policy for Failure to Receive Majority Vote in Election” on page 11.

Pursuant to our Bylaws, except as otherwise required by applicable law or regulation or by our Certificate of Incorporation, all matters before the Annual Meeting other than the election of directors are determined by the affirmative vote of the holders of a majority in voting power of the shares of our common stock that are present in person or by proxy and entitled to vote at the Annual Meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against the Auditor Ratification Proposal and the Say-on-Pay Proposal, as applicable.

Under applicable stock exchange rules, brokers who hold shares on behalf of beneficial owners have the authority to vote on certain proposals when they have not received instructions from the beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item under applicable stock exchange rules and has not received voting instructions from the beneficial owner.

Your broker does not have discretionary authority to vote your common stock with respect to any proposal other than the Auditor Ratification Proposal in the absence of specific instructions from you. Where a broker does not have discretionary authority to vote your common stock, such broker is not considered “entitled to vote” with respect to a particular proposal at the Annual Meeting. Accordingly, a broker non-vote will have no effect on the Say-on-Pay Proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your common stock with respect to that proposal.

Pursuant to our Certificate of Incorporation and our Bylaws, the amendment to our Certificate of Incorporation, as detailed in Proposal 4 (Amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our Bylaws) and the ratification of amendments to our Bylaws as detailed in Proposals 5 (a), (b) and (c) (Ratification of prior amendments by the Board of Directors to the Bylaws), require the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon. Accordingly, abstentions and broker non-votes will have the same effect as a vote against Proposal 4 and Proposals 5(a), (b) and (c) because an absolute percentage of affirmative votes are required for these proposals.

Revocability of Proxy

Your proxy is revocable at any time before the polls close at the Annual Meeting. If you wish to revoke your proxy, you may:

•	submit a later-dated proxy by the Internet or by telephone, if available, prior to the start of the Annual Meeting;

•	give written notice to our Corporate Secretary prior to the start of the Annual Meeting that you wish to revoke your proxy;

•	submit a later dated proxy with new voting instructions by mail, so long as such proxy card is received prior to the start of the Annual Meeting; or

•	vote electronically at the Annual Meeting.

Attendance at the Annual Meeting alone will not revoke a previously submitted proxy. If you are a beneficial owner of your shares and your shares are held through a broker, you must contact your brokerage firm, bank or other custodian to revoke any prior voting instructions.

8 | WINGSTOP INC. 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Virtual Annual Meeting of Stockholders

This year’s Annual Meeting will be held virtually via live webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the Record Date or if you hold a valid proxy for the Annual Meeting. You will be able to participate in the Annual Meeting online and submit your questions prior to the meeting by visiting www.proxydocs.com/WING. You also will be able to vote your shares electronically at the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/WING prior to the deadline of May 18, 2026 at 5:00 p.m. Eastern Time. The control number located in the green box on the upper-right corner of your proxy card and/or voting authorization form will be required to register. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting, and you will have the ability to submit questions prior to the Annual Meeting. Please be sure to follow the instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

You can submit questions electronically prior to the Annual Meeting. During the Q&A session of the meeting, members of our management will answer the questions that were submitted in advance of the meeting, as time permits. To ensure the Annual Meeting is conducted in a manner that is fair to all stockholders, we reserve the right, in our sole discretion, to edit or reject questions we deem profane, repetitive, not relevant to the business of the Company, or otherwise inappropriate.

2027 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in the proxy statement for our 2027 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by us by    , 2026, and must comply with the requirements set forth in SEC Rule 14a-8. Director nominations or other business to be brought before the 2027 Annual Meeting of Stockholders by a stockholder, other than Rule 14a-8 proposals described above, must be received by us between January 21, 2027 and February 20, 2027, and must comply with the requirements set forth in our Bylaws. In addition to satisfying the requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by and comply with the additional requirements of Rule 14a-19 under the Exchange Act. For more information, see “Next Annual Meeting—Stockholder Proposals” on page 85.

Solicitation Matters

Proxies are being solicited by the Board of Directors on behalf of the Company. We have hired Innisfree M&A Inc. (“Innisfree”) to provide us with consulting and analytic services and solicitation services for banks, brokers, institutional investors, and individual stockholders. Innisfree’s fee for these services is $20,000, plus reimbursement of reasonable out-of-pocket expenses. All costs of solicitation will ultimately be borne by the Company. We have agreed to indemnify Innisfree against certain liabilities and expenses, including liabilities under the federal securities laws.

Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, email, or otherwise. These officers, directors, and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the common stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of common stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Householding

In an effort to reduce our printing costs, mailing costs, and fees, we have elected to adopt the practice of “householding” proxy materials. Under this approach, if paper copies are requested, we will deliver only one copy of our fiscal 2025 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from the stockholders. Stockholders who participate in householding will continue to receive separate proxy cards if they receive a paper copy of proxy materials in the mail.

WINGSTOP INC. 2026 PROXY STATEMENT | 9

PROXY STATEMENT SUMMARY

Upon written or oral request, we will promptly deliver a separate copy of our fiscal 2025 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of the documents has been delivered.

If you are (i) a stockholder, share an address and last name with one or more other stockholders, currently receive only one copy of proxy materials, and would like to revoke your householding consent and receive a separate copy of proxy materials, or (ii) a stockholder eligible for householding and would like to participate in householding, please contact Investor Relations at IR@wingstop.com, (972) 686-6500 or Wingstop Inc., 2801 N Central Expressway, Suite 1600, Dallas, Texas 75204. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025 is included in the 2025 Annual Report that is being delivered, or made available electronically via the Internet, to stockholders with this Proxy Statement. Additional copies of the 2025 Form 10-K may be obtained free of charge by sending a written request to our Investor Relations department at the email or mailing address provided above under the caption “Householding.” The 2025 Form 10-K is also available on our Investor Relations website at https://ir.wingstop.com.

10 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 1— ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board and its committees. Pursuant to our Certificate of Incorporation and Bylaws, our Board is required to consist of between three and fifteen directors. Additionally, prior to the 2028 annual meeting of stockholders, our Board is divided into three classes, with the number of directors serving in each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. Beginning with the 2026 Annual Meeting, the directors (or successors thereof) whose term expires at that meeting shall be elected to hold office for a term expiring at the next annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. At the 2028 annual meeting of stockholders and at each annual meeting of stockholders thereafter, all directors will be elected for a term expiring at the next annual meeting of stockholders.

Currently, our Board consists of 10 directors in the following classes:

•	Class I, consisting of Krishnan (Kandy) Anand, David L. Goebel, Thomas R. Greco, and Michael J. Hislop, whose terms will expire at the annual meeting of stockholders to be held in 2028;

•	Class II, consisting of Lynn Crump-Caine, Wesley S. McDonald, and Anna (Ania) M. Smith, whose terms expire at the Annual Meeting and, therefore, are standing for election to the Board; and

•	Class III, consisting of Kate S. Lavelle, Kilandigalu (Kay) M. Madati, and Michael J. Skipworth, whose terms will expire at the annual meeting of stockholders to be held in 2027.

Directors hold office until their successor is duly elected and qualified or until their earlier death, resignation, or removal. Our directors may be removed (i) in the event such removal is prior to the 2028 annual meeting of stockholders, only for cause and (ii) in the event such removal is after the 2028 annual meeting of stockholders, with or without cause, in either case, at a meeting of stockholders called for that purpose by the affirmative vote of the holders of a majority of the voting stock, voting together as a single class.

Board Nominees for Election at the Annual Meeting

The terms of Mses. Crump-Caine and Smith and Mr. McDonald, each a Class II director, expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, Mses. Crump-Caine and Smith and Mr. McDonald have been nominated for re-election. If elected, Mses. Crump-Caine and Smith and Mr. McDonald will hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2027.

Each director nominee has consented to being named in this Proxy Statement and to serve as a director if elected.

The persons named on the accompanying proxy card, or their substitutes, will vote the proxies for the election of the three nominees listed herein, except to the extent authority to vote for one or all of the nominees is withheld. No proposed nominee is being elected pursuant to any arrangement or understanding between the nominee and any other person or persons. If any of the nominees becomes unable or unwilling to serve, the persons named as proxies on the accompanying proxy card, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any substitute nominees in accordance with their judgment.

Vote Required; Director Resignation Policy for Failure to Receive Majority Vote in Election

To be elected as a director, each director nominee must receive a plurality of the votes cast at the Annual Meeting. Nonetheless, pursuant to our Corporate Governance Guidelines, in order to be nominated for election, each of the director

WINGSTOP INC. 2026 PROXY STATEMENT | 11

PROPOSAL 1—ELECTION OF DIRECTORS

nominees has tendered an irrevocable resignation that becomes effective if (i) such nominee fails to receive more “FOR” votes than “WITHHELD” votes in an uncontested election of directors at an annual meeting and (ii) the Board accepts such resignation.

The Nominating and Corporate Governance Committee must consider the resignation and recommend to the Board the action to be taken with respect to the resignation. The director whose resignation is under consideration shall not participate in the Nominating and Corporate Governance Committee’s recommendation with respect to the resignation. The Board is required to consider and act on the recommendation within 90 days following certification of the stockholder vote and will publicly disclose its decision whether to accept the resignation.

A copy of our Corporate Governance Guidelines is available on the investor relations section of our website at https://ir.wingstop.com.

12 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 1—ELECTION OF DIRECTORS

Director Nominees for Terms Expiring at the 2027 Annual Meeting

LYNN CRUMP-CAINE
Director Since 2017 Age: 69 Independent Chair of the Board of Directors Nominating and Corporate Governance Committee
Favorite Wingstop Flavor:

Ms. Crump-Caine is our Board Chair and has been a member of our Board since January 2017. Ms. Crump-Caine brings more than 30 years of restaurant industry experience to our Board, having previously served as Executive Vice President of Worldwide Operations for McDonald’s Corporation, where her responsibilities included developing growth strategies, standards and systems, global supply chain, real estate development, and innovation worldwide. Prior to this role, she held numerous executive level positions including Executive Vice President, U.S. Restaurant Systems and Senior Vice President of U.S. Operations. Previously, Ms. Crump-Caine founded, and was Chief Executive Officer of, OutsideIn Consulting, an organizational performance and strategy development consulting firm. Ms. Crump-Caine brings substantial public company governance experience, having served on several public company and nonprofit company boards. Her current directorships include Advocate Healthcare and The ExCo Group. She also serves as Chair of the Board of Thrivent Financial. Her former directorships include G&K Services and Krispy Kreme Doughnuts, Inc. Ms. Crump-Caine also serves as the Chair of the Board and a mentor with The ExCo Group (formerly known as Merryck & Co.), a global firm providing executive coaching and mentoring services.

Director Qualifications

Ms. Crump-Caine’s far-reaching restaurant industry knowledge and operational experience, including in various senior positions with McDonald’s Corporation, provides her with valuable and relevant experience in understanding and advising on complex operating systems, growth strategies, training, and brand development. In addition, her many years of public company board service provide her with valuable experience in corporate governance and risk management.

WESLEY S. MCDONALD
Director Since 2016 Age: 63 Independent Audit and Compensation Committees
Favorite Wingstop Flavor:

Mr. McDonald has been a member of our Board since May 2016. From 2003 to 2017, he served as an officer of Kohl’s Corporation, where he oversaw financial planning and analysis, investor relations, financial reporting, accounting operations, tax, treasury, non-merchandise purchasing, credit, and capital investment. He was promoted to Senior Executive Vice President, Chief Financial Officer in 2010 and to Principal Officer, Chief Financial Officer in 2015. Prior to joining Kohl’s, Mr. McDonald served as Chief Financial Officer and Vice President of Abercrombie & Fitch Co. Earlier in his career, he held several positions of increasing responsibility at Target Corporation. Mr. McDonald has been a member of the board of directors of Urban Outfitters, Inc. (NASDAQ: URBN) since May 2019, currently serves as its audit committee chair and is a member of its compensation committee. Mr. McDonald previously served on the board of The Children’s Place (NASDAQ: PLCE) between May 2023 and May 2024.

Director Qualifications

Mr. McDonald’s experience as a chief financial officer and in other senior executive leadership roles working with publicly traded consumer products companies, and knowledge of complex financial matters provide him with valuable and relevant experience in corporate administration, strategic planning, corporate finance, financial reporting, mergers and acquisitions, and leadership of complex organizations, and provide him with the qualifications and skills to serve as a director.

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PROPOSAL 1—ELECTION OF DIRECTORS

ANNA (ANIA) M. SMITH
Director Since 2022 Age: 51 Independent Compensation and Technology Committees
Favorite Wingstop Flavor:

Ms. Smith has been a member of our Board since July 2022. She has served as Chief Executive Officer at Taskrabbit, a global digital platform owned by Ingka (IKEA) that connects people seeking help with household tasks such as furniture assembly, handy work and moving services with those who can provide such assistance, since August 2020. Prior to joining Taskrabbit, she was Director, Head of Courier Operations at Uber from August 2019 to June 2020. From April 2015 to May 2018, Ms. Smith held several positions at Airbnb including Head of Business Operations, North America; Operations, Host Services; and Senior Lead, Host Growth.

Director Qualifications

Ms. Smith’s experience as a chief executive officer and head of operations at multiple eCommerce companies provides her with valuable and relevant global experience in operations, marketplace platforms, technology, human resources, business development and strategy with broad-based skills spanning product, marketing, and operational execution, particularly for marketplaces, all of which provide her with the qualifications and skills to serve as a director.

The Board of Directors recommends that you vote FOR each director nominee.

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PROPOSAL 1—ELECTION OF DIRECTORS

Continuing Directors with Terms Expiring at the 2027 or 2028 Annual Meetings

The directors listed below will continue in office for the remainder of their terms and until their respective successor is duly elected and qualified or until their earlier death, resignation, or removal.

KRISHNAN (KANDY) ANAND
Director Since 2018 Age: 68 Independent Nominating and Corporate Governance (Chair) and Technology Committees
Favorite Wingstop Flavor:

Mr. Anand has been a member of our Board since August 2018. He currently serves as the Chief Executive Officer of Igniting Business Growth, a business consulting company. Mr. Anand retired from Molson Coors Brewing Company in November 2019, where he served as Chief Growth Officer beginning in 2016 and President and Chief Executive Officer of Molson Coors International LP from December 2009 to October 2016. Before joining Molson Coors, Mr. Anand held a variety of positions at The Coca-Cola Company, including president of Coca-Cola’s Philippine business from 2007 to 2009. He also served as vice president of Coca-Cola’s Global Commercial Leadership from 2004 to 2007 and as vice president of global brands strategy. He also served in various senior marketing strategy roles with Unilever in India from 1980 to 1996. Mr. Anand has served on the board of directors of British American Tobacco (NYSE: BTI), an international tobacco group, since February 2022. He served on the board of directors of Popeyes Louisiana Kitchen Inc. (NASDAQ: PLKI) from November 2010 to 2017 and Empower, Ltd., a NYSE-listed special purpose acquisition company (NYSE: EMPW), between October 2020 and July 2021.

Director Qualifications

Mr. Anand’s experience as a chief growth officer, executive leader of international operations and other marketing, M&A and strategy roles enables him to provide valuable guidance on business leadership, growth strategies, branding and operations. He also has experience on other public company boards, including a restaurant in the chicken category, which enables him to bring industry, corporate governance, compensation and other insights to our Board. With experience leading M&A for Molson Coors, Mr. Anand has valuable experience for the Wingstop Board.

Mr. Anand’s term will expire at the annual meeting of stockholders to be held in 2028.

DAVID L. GOEBEL
Director Since 2017 Age: 75 Independent Compensation (Chair) and Nominating and Corporate Governance Committees
Favorite Wingstop Flavor:

Mr. Goebel has been a member of our Board since November 2017. He is the founding principal and President of Santoku, Inc., a private company formed in 2008 that operates a fast-casual pizza concept under the name Pie Five Pizza Company and Cultivare Greens & Grains. He also served as acting President and Chief Executive Officer of Mr. Goodcents Franchise Systems, Inc., the franchisor of Goodcents Deli Fresh Subs, from 2010 until December 2014. From 2001 to 2007, he served in various executive positions at Applebee’s International, Inc., including as President and Chief Executive Officer in 2006 and 2007, during which time it operated nearly 2,000 restaurants in the United States and abroad. Prior to that, Mr. Goebel was President of Summit Management, Inc., a consulting group specializing in executive development and strategic planning. Prior to that, he was the Chief Operating Officer of Finest Foodservice, LLC, a Boston Chicken/Boston Market franchise that he founded and co-owned, which was responsible for developing 80 restaurants within a seven-state area from 1994 to 1998. He currently serves as Chairman of the Board, and was previously Lead Director, of Jack In the Box Inc. (NASDAQ: JACK), and as a board member of Murphy USA Inc., a gas/convenience food company (NYSE: MUSA). Mr. Goebel has been a partner and faculty member for The ExCo Group (formerly known as Merryck & Co.), a global firm providing executive coaching and mentoring services, since May 2008.

Director Qualifications

Mr. Goebel’s more than 40 years of experience in the retail, food service, and hospitality industries provides him with extensive business, operational, management, and leadership development experience, as well as unique insights into restaurant operations, restaurant and concept development, supply chain management, franchising, executive development, risk assessment, risk management, succession planning, executive compensation, and strategic planning that enable him to provide valuable guidance to the Board.

Mr. Goebel’s term will expire at the annual meeting of stockholders to be held in 2028.

WINGSTOP INC. 2026 PROXY STATEMENT | 15

PROPOSAL 1—ELECTION OF DIRECTORS

THOMAS R. GRECO
Director Since 2024 Age: 67 Independent Audit and Compensation Committees
Favorite Wingstop Flavor:

Thomas Greco has been a member of our Board since December 2024. He has served as Chief Executive Officer of FleetPride Inc. since July 23, 2025. Mr. Greco previously served as Director, President, Chief Executive Officer of Advance Auto Parts, Inc. (NYSE: AAP) from April 2016 to September 2023. Prior to that, Mr. Greco served as Chief Executive Officer of Frito-Lay North America, a unit of PepsiCo, Inc., from 2011 to 2016, where he was responsible for overseeing PepsiCo’s snack and convenient foods business in the U.S. and Canada. Mr. Greco served in roles of increasing responsibility at PepsiCo since joining the company in 1986. Before joining PepsiCo, he worked at The Procter & Gamble Company. Mr. Greco serves on the board of directors of Tapestry, Inc. (NYSE: TPR). He also serves on the board of the American Heart Association.

Director Qualifications

Mr. Greco’s prior experience as a chief executive officer of several public companies provides the Board with valuable managerial, business, and strategic expertise. Additionally, Mr. Greco’s experience gained through his service on other public company boards makes him an excellent resource for, and valued member of, the Board.

Mr. Greco’s term will expire at the annual meeting of stockholders to be held in 2028.

MICHAEL J. HISLOP
Director Since 2011 Age: 71 Independent Compensation and Technology Committees
Favorite Wingstop Flavor:

Mr. Hislop has been a member of our Board since October 2011. He served as Chairman of Corner Bakery, a national bakery-cafe chain, from February 2006 to March 2020 and served as its Chief Executive Officer from February 2006 to October 2015. In addition, Mr. Hislop was the Chairman of Il Fornaio from 2001 until June 2020, served as its Chief Executive Officer from 1998 until October 2015, and prior to that, served as President and Chief Operating Officer of Il Fornaio beginning in 1995. Prior to Il Fornaio, he was Chairman and Chief Executive Officer for Chevys Mexican Restaurants, where he built the company’s infrastructure in preparation for taking it public. He has also served in a number of operating positions at El Torito Mexican Restaurants and T.G.I. Friday’s. In 2010, Mr. Hislop was recognized by the International Foodservice Manufacturers Association with the Silver Plate award, which pays tribute to the most outstanding and innovative talents in foodservice operations, and in 2013, he received Nation’s Restaurant News’ Golden Chain Award, an honor bestowed on those representing the very best that the restaurant industry has to offer.

Director Qualifications

Mr. Hislop’s experience as a chief executive officer and chief operating officer in the restaurant industry and vast knowledge of franchise operations provide him with valuable and relevant experience in operations, brand management, consumer strategy, and leadership of complex organizations. This expertise, as well as his knowledge of corporate governance gained from service on a number of boards, make him an excellent resource for, and valued member of, the Board.

Mr. Hislop’s term will expire at the annual meeting of stockholders to be held in 2028.

16 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 1—ELECTION OF DIRECTORS

KATE S. LAVELLE
Director Since 2019 Age: 60 Independent Audit (Chair) and Technology Committees
Favorite Wingstop Flavor:

Ms. Lavelle has been a member of our Board since March 2019. Ms. Lavelle has more than 20 years of experience in finance and accounting, including 12 years in the restaurant and food service industry. Ms. Lavelle served as the Executive Vice President and Chief Financial Officer of Dunkin’ Brands, Inc. from December 2004 until July 2010. Prior to that, she was Global Senior Vice President for Finance and Chief Accounting Officer of LSG Sky Chefs, a wholly owned subsidiary of Lufthansa Airlines, from January 2003 until August 2004, and also served in various other management positions for LSG Sky Chefs from March 1998 until January 2003. She began her career at Arthur Andersen LLP where for more than 10 years she served as Senior Audit Manager in charge of administration of audits and other professional engagements. Ms. Lavelle served on the board of directors of Sonic Inc. from 2012 until 2018. Ms. Lavelle has also previously served as a director of Jones Lang LaSalle, a global financial and professional services firm. Ms. Lavelle has served on the Board of Directors of Tropical Smoothie Café since May 2025 and currently serves as Chair of its Audit Committee.

Director Qualifications

Ms. Lavelle’s significant financial and accounting experience as chief financial officer and in other senior leadership roles with restaurant and other companies, as well as her experience as a director for a publicly traded restaurant company, make her a valued member of our Board. She has knowledge of complex financial and accounting matters that enables her to provide guidance on matters such as corporate administration, strategic planning, corporate finance, financial reporting, mergers and acquisitions, and leadership of complex organizations.

Ms. Lavelle’s term will expire at the annual meeting of stockholders to be held in 2027.

KILANDIGALU (KAY) M. MADATI
Director Since 2017 Age: 53 Independent Audit and Technology (Chair) Committees
Favorite Wingstop Flavor:

Mr. Madati has been a member of our Board since March 2017. Mr. Madati is an accomplished digital, marketing, and media executive, with global management and business-transformation experience at some of the world’s most renowned companies. Mr. Madati most recently served as the Chief Commercial Officer for FIFA, the international governing body of association football, futsal and beach soccer, from July 2021 to August 2022. Formerly, he was Global VP and Head of Content Partnerships of Twitter, Inc. from 2017 to 2020 and Executive Vice President and Chief Digital Officer of BET Networks, a subsidiary of Viacom, Inc., from 2014 to late 2017. Prior to that, he was Head, Entertainment & Media, Global Marketing Solutions for Facebook, an online social media and social networking service, from 2011 to 2014, and Vice President, Audience Experience & Engagement, at CNN Worldwide, a television news channel, from 2008 to 2011. Prior to that, he served in various leadership roles with Community Connect, a social-networking company, Octagon Worldwide, a leader in sports entertainment marketing, and BMW of North America, a worldwide automaker.

Director Qualifications

Mr. Madati’s experience as a chief commercial officer, head of content partnerships, chief digital officer, and other senior executive leadership roles working with media companies across a broad spectrum of industries, and knowledge of complex digital marketing and audience engagement matters provide him with valuable and relevant experience in digital media, strategic planning, marketing, and leadership of complex organizations, and provide him with the qualifications and skills to serve as a director.

Mr. Madati’s term will expire at the annual meeting of stockholders to be held in 2027.

WINGSTOP INC. 2026 PROXY STATEMENT | 17

PROPOSAL 1—ELECTION OF DIRECTORS

MICHAEL J. SKIPWORTH
Director Since 2022 Age: 48 Not Independent President and Chief Executive Officer
Favorite Wingstop Flavor:

Mr. Skipworth has served as our Chief Executive Officer and a member of our Board since March 2022. He has served as our President since August 2021. Prior to being appointed as Chief Executive Officer, Mr. Skipworth served as our Chief Operating Officer from August 2021 until March 2022 and, prior to that, served as Executive Vice President and Chief Financial Officer from February 2018 to August 2021 and Senior Vice President and Chief Financial Officer from August 2017 to February 2018. He joined Wingstop in December 2014 as Vice President, Corporate Controller, and served as Vice President of Finance from January 2016 to June 2017. In June 2017, Mr. Skipworth was appointed as our interim Chief Financial Officer and served in that role until his appointment as Chief Financial Officer in August 2017. Prior to joining Wingstop, Mr. Skipworth served as Senior Vice President of Finance and Accounting and Vice President, Corporate Controller at Cardinal Logistics Holdings, LLC, and as an audit senior manager at KPMG LLP.

Director Qualifications

Mr. Skipworth’s extensive experience in the restaurant industry, including his prior service as our Chief Operating Officer, Chief Financial Officer and his current service as our President and Chief Executive Officer, provide the Board with valuable insights into the Company and its industry.

Mr. Skipworth’s term will expire at the annual meeting of stockholders to be held in 2027.

18 | WINGSTOP INC. 2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Board Composition and Director Independence

The following table provides information about each director currently serving on our Board of Directors, including the director nominees, and the composition of the Board committees.

				Committee Membership
Name	Independent	Director Since	Director Class (Expiration of Current Term)	Audit	Compensation	Nominating and Corporate Governance	Technology
Lynn Crump-Caine	✓	2017	Class II (2026)
Krishnan (Kandy) Anand	✓	2018	Class I (2028)
David L. Goebel	✓	2017	Class I (2028)
Thomas R. Greco	✓	2024	Class I (2028)
Michael J. Hislop	✓	2011	Class I (2028)
Kate S. Lavelle	✓	2019	Class III (2027)
Kilandigalu (Kay) M. Madati	✓	2017	Class III (2027)
Wesley S. McDonald	✓	2016	Class II (2026)
Michael J. Skipworth		2022	Class III (2027)
Ania M. Smith	✓	2022	Class II (2026)

Chair	Audit Committee Financial Expert	Member

WINGSTOP INC. 2026 PROXY STATEMENT | 19

CORPORATE GOVERNANCE

We follow the director independence standards set forth in The Nasdaq Stock Market (“Nasdaq”) corporate governance standards and the federal securities laws. The Board has reviewed and analyzed the independence of each director based on those criteria and affirmatively determined that each of Mses. Crump-Caine, Lavelle, and Smith and Messrs. Anand, Goebel, Greco, Hislop, Madati, and McDonald qualifies as “independent” and also meets the definition of “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act, as applicable. In making this determination, the Board considered:

•

relationships and transactions involving directors or their affiliates or immediate family members that would be required to be disclosed as related party transactions and described under “Certain Relationships and Related Party Transactions” on page 35; and

•	other relationships and transactions involving directors or their affiliates or immediate family members that did not rise to the level of requiring such disclosure, of which there were none.

There are no family relationships between any of our directors or executive officers.

20 | WINGSTOP INC. 2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Director Skills and Experience

Our Nominating and Corporate Governance Committee regularly evaluates the skills, qualifications, experience, and expertise of our directors to ensure that our Board has the right mix of such qualities to provide effective oversight to our Company. The matrix below depicts the skills, qualifications, experience, and expertise that our directors bring to the Board.

Corporate Governance experience supports our goals of strong accountability, transparency, and stockholder value protection	✓	✓	✓	✓	✓	✓	✓	✓	✓
Executive Management experience is important for leadership ability and talent development	✓	✓	✓ (CEO)	✓ (CEO)	✓ (CEO)	✓	✓	✓	✓ (CEO)	✓ (CEO)
Financial & Accounting experience is important for overseeing our financial reporting and internal controls and for evaluating our capital structure				✓	✓	✓ (CFO)		✓ (CFO)	✓ (CFO)
International experience is valuable as the Company continues to extend its presence outside of the United States	✓	✓		✓		✓	✓		✓	✓
Marketing experience is important in maintaining brand relevance and consumer engagement	✓	✓	✓	✓	✓		✓		✓	✓
Operations experience is important for ensuring best practices and executing initiatives	✓	✓	✓	✓	✓		✓	✓	✓	✓
Restaurant Industry experience is important because it is the Company’s core business		✓	✓		✓	✓			✓
Retail Industry experience is relevant for understanding consumer behavior			✓	✓	✓		✓	✓	✓
Risk Management experience is important for overseeing risks facing the Company	✓	✓		✓	✓	✓	✓	✓	✓
Strategic experience is important for competing in a dynamic market	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Technology experience is important for enhancing consumer experience and internal operations				✓	✓	✓	✓	✓	✓	✓

WINGSTOP INC. 2026 PROXY STATEMENT | 21

CORPORATE GOVERNANCE

Board Leadership Structure

Our Bylaws provide that the Board appoints the Chair of the Board to preside at all meetings of the Board and stockholders and to perform such other duties and exercise such powers as our Bylaws or the Board may prescribe. Ms. Crump-Caine serves as Chair of the Board, and Mr. Skipworth serves as our President and Chief Executive Officer. The Board believes that its current leadership structure, with the separation of the Chair and CEO positions, is appropriate and in the best interests of the Company and its stockholders. The Board believes that keeping these positions separate enables our Chair to lead the Board in its oversight and advisory roles and allows our CEO to focus on the Company’s day-to-day business operations and developing and implementing the Company’s business strategies. The Board believes that the separation of the roles enhances the ability of each person to discharge their duties effectively. In accordance with our Corporate Governance Guidelines, the Board assesses its leadership structure from time to time, using its business judgment after considering all relevant circumstances.

Pursuant to the Company’s Corporate Governance Guidelines, the non-management directors meet in executive session at least twice each year without any non-independent directors or members of management being present. Ms. Crump-Caine presides at these meetings of our non-management directors and provides significant outside perspective and leadership. In 2025, the non-management directors met in executive sessions at certain scheduled meetings of the Board without any non-independent directors or members of management being present.

A copy of our Corporate Governance Guidelines is available on the investor relations section of our website at https://ir.wingstop.com.

Succession Planning

Our Board leadership structure was the result of substantial succession planning efforts. Our Board has worked to recruit highly qualified directors and to establish a board structure that meets the needs of the Company and its stockholders. As a result of the Board’s succession planning efforts, our Board currently consists of 10 members, all of whom are independent, with the exception of Mr. Skipworth who serves as President and Chief Executive Officer.

The Board has overall responsibility for executive officer succession planning and discusses and reviews succession planning on a regular basis. In addition, the Board has established and regularly reviews a formal emergency governance plan to address succession planning in the event of a crisis.

Meetings of the Board of Directors

During the fiscal year ended December 27, 2025, our Board met six times. Each of our directors participated in at least 80% of the Board meetings and their respective committee meetings, and all of our directors attended the annual meeting of stockholders in 2025. Though the Board does not have a formal attendance policy, directors are strongly encouraged to attend Board meetings, their respective committee meetings, and the annual meeting of stockholders.

Board Committees and Membership

Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Technology Committee. Each committee reports to the Board as it deems appropriate and as the Board may request. The composition, duties, and responsibilities of these committees are described below.

Audit Committee

The Audit Committee is responsible for, among other matters: (i) overseeing our accounting and financial reporting processes and audits of our financial statements; (ii) appointing, retaining, or terminating the independent auditors and approving audit engagement fees and terms; (iii) monitoring and evaluating the qualifications, performance, and independence of the independent auditors, and overseeing the work and independence of the independent auditors; (iv) reviewing significant changes in our selection or application of accounting principles, and major issues as to the adequacy of our internal controls; (v) reviewing significant legal, compliance, or regulatory matters that may have a

22 | WINGSTOP INC. 2026 PROXY STATEMENT

CORPORATE GOVERNANCE

material impact on our business, financial statements, or compliance policies; (vi) discussing with management our guidelines, policies and processes relied upon and used by management to assess and manage our exposure to risk, including, in conjunction with the Technology Committee, cybersecurity and other technology-related risks; (vii) overseeing our policy on related party transactions and reviewing related party transactions as required by such policy; (viii) establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; (ix) developing and overseeing our business conduct and compliance program; (x) reporting regularly to the Board, summarizing the committee’s actions and any significant issues considered by the committee, including any issues as to the quality or integrity of our financial statements or the audits thereof, our accounting and financial reporting processes, our compliance with legal or regulatory requirements, the performance, qualifications, and independence of our independent auditors, or the design and performance of our internal audit function; and (xi) annually reviewing the charter and the performance of the Audit Committee.

Our Board has affirmatively determined that Ms. Lavelle and Messrs. Greco, Madati and McDonald, meet the definition of “independent director” for purposes of serving on the Audit Committee under applicable SEC and Nasdaq rules. In addition, each of Ms. Lavelle and Messrs. Greco and McDonald qualify as, and have been designated as, an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Board has adopted a written charter for the Audit Committee, a copy of which is available on the investor relations section of our website at https://ir.wingstop.com. Under the terms of the Audit Committee charter, the Audit Committee may form subcommittees and delegate its authority to those subcommittees as it deems appropriate. The Audit Committee held eight meetings during the 2025 fiscal year.

Compensation Committee

The Compensation Committee is responsible for, among other matters: (i) setting the overall compensation philosophy, strategy, and policies for our executive officers and non-employee directors; (ii) reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers and evaluating performance in light of those goals and objectives; (iii) reviewing and determining the compensation of our non-employee directors, Chief Executive Officer, and other executive officers; (iv) making recommendations to the Board with respect to the adoption, terms, and operation of our incentive compensation plans and equity-based plans; (v) reviewing and approving compensatory agreements and other similar arrangements between us and our executive officers; (vi) interpreting, administering and making determinations under our incentive-based compensation recoupment policies; and (vii) annually reviewing the charter and the performance of the Compensation Committee.

Our Board has affirmatively determined that Messrs. Goebel, Greco, Hislop and McDonald and Ms. Smith meet the definition of “independent director” for purposes of serving on the Compensation Committee under applicable SEC and Nasdaq rules, as well as the definition of “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

Our Board has adopted a written charter for the Compensation Committee, a copy of which is available on the investor relations section of our website at https://ir.wingstop.com. The Compensation Committee held five meetings during the 2025 fiscal year.

Under the terms of the Compensation Committee charter, the Compensation Committee is authorized to engage independent advisors, at the Company’s expense, to advise the Compensation Committee on certain matters. The Compensation Committee may also form subcommittees and delegate its authority to those subcommittees as it deems appropriate. A description of the considerations and determinations of the Compensation Committee regarding the compensation of our named executive officers is contained in “Compensation Discussion and Analysis” below.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for, among other matters: (i) recommending to the Board the qualifications, qualities, skills, expertise, characteristics, and experience required for Board membership;

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(ii) identifying potential individuals whose qualifications and skills reflect those desired by the Board, and evaluating and recommending to the Board all nominees for election at annual meetings of stockholders or otherwise filling vacancies; (iii) evaluating and making recommendations to the Board regarding the structure, membership, and governance of the committees of the Board; (iv) developing and making recommendations to the Board with regard to our corporate governance policies and principles, including developing our Corporate Governance Guidelines; (v) reviewing and assessing our sustainability and environmental, social, and governance (“ESG”) policies, goals, and initiatives; (vi) overseeing our sustainability and ESG-related regulatory compliance measures, including our compliance with legal, legislative and regulatory requirements, other than those related to accounting or financial reporting (which are the responsibility of the Audit Committee) and periodically reviewing legal, legislative and regulatory developments affecting sustainability and ESG disclosures; (vii) overseeing the annual review of the Board’s performance; and (viii) annually reviewing the charter and the performance of the Nominating and Corporate Governance Committee.

Our Board has affirmatively determined that Mr. Anand, Ms. Crump-Caine and Mr. Goebel meet the definition of “independent director” for purposes of serving on the Nominating and Corporate Governance Committee under applicable SEC and Nasdaq rules.

Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the investor relations section of our website at https://ir.wingstop.com. Under the terms of the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee, with any actions taken being reported to the Committee at the next scheduled meeting. The Nominating and Corporate Governance Committee held four meetings during the 2025 fiscal year.

Technology Committee

The Technology Committee is responsible for, among other matters: (i) reviewing our information technology strategy and investments; (ii) reviewing our technology-related performance metrics and achievements; (iii) overseeing our cybersecurity and technology-related risks and management efforts to monitor and mitigate those risks; and (iv) overseeing our response to technology-based threats and opportunities.

Though not required under applicable SEC and Nasdaq rules for purposes of serving on the Technology Committee, the Board has affirmatively determined that Messrs. Madati, Anand, and Hislop and Mses. Lavelle and Smith meet the definition of “independent director” under applicable rules.

Our Board has adopted a written charter for the Technology Committee, a copy of which is available on the investor relations section of our website at https://ir.wingstop.com. Under the terms of the Technology Committee charter, the Technology Committee may form subcommittees and delegate its authority to those subcommittees as it deems appropriate. The Technology Committee held four meetings during the 2025 fiscal year.

Board Oversight of Long-Term Growth Strategy

Our Board is responsible for overseeing our Company’s strategy for creating long-term growth. Our vision is to become a Top 10 Global Restaurant Brand. We believe there is opportunity for our brand to grow to more than 6,000 restaurants across the United States and to more than 4,000 restaurants internationally. Our strategy is built upon the foundation of our culture, investing in people as our competitive advantage, and our global mindset. This strategy consists of three pillars:

(1)

Sustaining same-store sales growth by building brand awareness and working to close the awareness gap to top quick-service restaurant peers, expanding our data-driven marketing, and leveraging our digital platform and first party database of digital guests.

(2)

Maintaining best in class unit economics through the mitigation of volatility in cost of goods (e.g., poultry sourcing strategies), menu innovation to support our supply chain strategy, and the implementation of measures to attain operations excellence.

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(3)	Accelerating growth through strategic selection of brand partners, the execution of our development strategy, and leveraging our balance sheet.

Our management team and the Board regularly review our long-term growth strategy. In addition, during the 2025 fiscal year, the Board held a meeting focused on strategy to discuss the Company’s long-term growth plan.

Risk Oversight

Our Board is responsible for overseeing our risk management. The Board focuses on our general risk management processes and the most significant risks facing us and oversees the management of those risks. Our management is responsible for day-to-day risk management, including identifying, evaluating, and mitigating potential risks that may exist at the enterprise, strategic, financial, operational, compliance, and reporting levels. Management keeps the Board apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. In addition to the broad risk-oversight functions performed by the Board as a whole, the Board has tasked certain of its committees with the responsibility of evaluating risks associated with specific elements of the Company’s business, operations, or governance, or with evaluating management’s assessments of these risks. Each committee regularly reports to the Board important risk-management matters considered by that committee.

Audit Committee

The Audit Committee is responsible for risk assessment and risk management and ensuring appropriate disclosure of risk factors in the Company’s public filings. Pursuant to its charter, the Audit Committee discusses with management and the Company’s independent auditor the Company’s policies with respect to risk assessment and risk management, the Company’s significant financial risk exposures and the actions management has taken to limit, monitor, or control such exposures.

Compensation Committee

The Compensation Committee is responsible for overseeing the management of risks related to the Company’s compensation policies and practices and for overseeing the evaluation of the Company’s executive management. The Compensation Committee annually reviews compensation policies and practices for all employees to confirm that they do not encourage unnecessary and excessive risk taking. The Compensation Committee also receives advice from FW Cook, its independent compensation consultant, regarding potential compensation-based risks.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and oversees the annual self-evaluation of the Board and its committees. The Nominating and Corporate Governance Committee also reviews and discusses with management the operational, regulatory and reputational risks of ESG matters on the Company, including management of such risks and impacts.

Technology Committee

The Technology Committee oversees management of risks associated with the Company’s technology and technology infrastructure, management’s efforts to monitor and mitigate those risks, and, together with the Audit Committee, the Company’s cybersecurity risks. Members of the Company’s Information Technology team periodically provide risk reports to the Board and its committees, including assessments of the Company’s cybersecurity risks, their potential impact on our business operations, and management’s strategies to monitor and mitigate those risks. Additional information regarding our cybersecurity program can be found in our 2025 Annual Report.

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Selection of Director Nominees

General Criteria and Process

It is the Nominating and Corporate Governance Committee’s responsibility to review and recommend to the Board nominees for director and to identify one or more candidates to fill any vacancies that may occur on the Board. As expressed in our Corporate Governance Guidelines, the Company seeks to align Board composition with the Company’s strategic direction so that the Board members bring skills, experience, and backgrounds that are relevant to the key strategic and operational issues that they will oversee and approve.

The Nominating and Corporate Governance Committee is responsible for determining criteria and qualifications for Board nominees to be used in reviewing and selecting director candidates, including those described in the Corporate Governance Guidelines. Directors are selected for their integrity, character, independent judgment, breadth of experience, insight, knowledge, and business acumen. As shown in the matrix under “Director Skills and Experience” above, the Nominating and Corporate Governance Committee considers a variety of selection criteria when identifying director candidates. These criteria will vary over time depending on the needs of the Board. Accordingly, the Board may adopt new criteria and amend or abandon existing criteria as and when it determines such action to be appropriate.

The Nominating and Corporate Governance Committee considers candidates who represent a diversity of experience and personal backgrounds that enhance the quality of the deliberations and decisions of the Board. 50% of our Board members are either female, ethnically diverse, or both. The Nominating and Corporate Governance Committee considers the effectiveness of our Board diversity efforts in connection with identifying and evaluating director nominees.

For each of the nominees to the Board, the biographies included in this Proxy Statement highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director. The Nominating and Corporate Governance Committee also believes that directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an extended period of time, and the Nominating and Corporate Governance Committee will evaluate a Board candidate’s other commitments as part of its selection criteria.

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Stockholder Recommendation of Director Candidates
Pursuant to our Bylaws, stockholders wanting to recommend candidates to be nominated for election to the Board may do so by sending a statement in accordance with and setting forth the information required by the advance notice provision in our Bylaws to the attention of the Secretary at the address provided in this Proxy Statement. Stockholder recommendations provided to the Secretary will be considered and evaluated by the Nominating and Corporate Governance Committee in the same manner as candidates recommended from other sources. Our Nominating and Corporate Governance Committee has not established a minimum number of shares of common stock that a stockholder must own, or a minimum length of time during which the stockholder must own its shares of common stock, in order to recommend a director candidate for consideration. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the requirements of SEC Rule
14a-19(b)
under the Exchange Act.
For information regarding stockholder nominations of directors and stockholder proposals, please see the “Next Annual Meeting—Stockholder Proposals” section of this Proxy Statement.
Executive Sessions of Independent Directors
The independent directors meet in executive session, without any non-independent
directors or members of management present, at least twice each year. During 2025, our independent Chair of the Board presided at such sessions.
Board and Committee Self-Evaluation
The Board believes a rigorous self-evaluation process is important to the ongoing effectiveness of the Board. To that end, each year the Board conducts a self-evaluation of its performance. As part of this process, each director individually completes an evaluation form on specific aspects of the Board, including the Board’s composition, the culture of the Board, committee structure, the Board’s relationship with management, Board meetings, and the Board’s oversight of strategy, risk, and other aspects of the Company’s business. The collective responses are then reviewed by the chair of the Nominating and Corporate Governance Committee and the Board. As part of the evaluation, the Board assesses the progress in the areas targeted for improvement the previous year and develops actions to be taken to enhance the Board’s effectiveness over the next year. Additionally, each committee conducts an annual self-evaluation of its performance through a similar process. Further, individual Board members evaluate themselves based on the criteria set forth in the matrix under “Director Skills and Experience” on page 21.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics, which is applicable to all directors and employees, including our executive and financial officers, and constitutes a “code of ethics” for purposes of Item 406(b) of Regulation
S-K.
The Code of Business Conduct and Ethics is available on our website at https://ir.wingstop.com and is available in print upon request from our Corporate Secretary. To the extent required by law, any amendments to, or waivers of, the Code of Business Conduct and Ethics with respect to one of our executive officers or directors will be disclosed on our website promptly following the date of such amendment or waiver.
Insider Trading Compliance Policy; Prohibition on Hedges and Pledges
We have an
insider trading
compliance policy
that prohibits the purchase or sale of our securities while being aware of material, non-public
information about the Company, as well as the disclosure of such information to others who may trade in securities of the Company, that applies to our directors, executive officers, and all employees. Our insider trading compliance policy also prohibits our directors, executive officers, and employees from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, our insider trading compliance policy prohibits senior management and all of our directors from pledging our stock or using it as loan collateral or as part of a margin account. We believe our insider trading compliance policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of our insider trading compliance policy was filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended December 27, 2025. It is also the policy of the Company that the Company will not engage in transactions in the Company’s securities while aware of material non-public
information (“MNPI”) related to the Company or the relevant Company securities.

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Stock Ownership and Retention Guidelines for Directors and Officers

Our Board has adopted stock ownership and retention guidelines that apply to our directors and officers, which provide that each officer must own a multiple of annual base salary in our common stock or qualifying derivatives and each independent director must own a multiple of the director annual cash retainer in our common stock or qualifying derivatives. The following table summarizes the requirements of our stock ownership and retention guidelines.

Title	Stock Ownership Requirement

Independent Director	5x (500%) annual cash retainer

Chief Executive Officer	5x (500%) annual base salary

Senior Vice Presidents	2x (200%) annual base salary

Clawback Policy

The Company has adopted a clawback policy for the recovery of incentive-based compensation to comply with Rule 10D-1 of the Exchange Act and the listing standards adopted by Nasdaq. Our clawback policy provides that, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws, we will seek to recover certain incentive-based compensation received by any current or former executive officer during the three completed fiscal years preceding the restatement date (as defined in the clawback policy). The amount to be recovered will be based on the excess of the amount paid under the award over the amount that would have been paid under the award had it been based on the restated amounts. The full clawback policy is disclosed as an exhibit to our Form 10-K filed on February 18, 2026, and each executive officer has signed an acknowledgement agreeing to be bound by the terms of the policy.

Further, our 2015 Omnibus Incentive Compensation Plan (the “2015 Omnibus Plan”), 2024 Omnibus Incentive Plan (the “2024 Omnibus Plan”), and Executive Severance Plan authorize the Compensation Committee to provide for the forfeiture or recoupment of a participant’s equity and cash awards in certain situations beyond what is required by applicable law and the Nasdaq listing standards, such as in the event of the termination of the participant’s employment for cause, serious misconduct, breach of noncompetition, confidentiality or other restrictive covenants, or other activity detrimental to our business, reputation, or interests.

Compensation Committee Interlocks and Insider Participation

The directors serving on the Compensation Committee during the fiscal year ended December 27, 2025 were Messrs. Goebel (Chair), Greco, Hislop, and McDonald and Ms. Smith. None of these individuals is, or has been at any time during the past year, an officer or employee of the Company. During the 2025 fiscal year, none of our executive officers served as a director of any corporation for which any of these individuals served as an executive officer and there were no other Compensation Committee interlocks or relationships with the companies with which these individuals or our other directors are affiliated.

Communications with the Board of Directors

Any stockholder or other interested party who desires to communicate with the Board, a committee of the Board, the non-management/independent directors, the Chair, or other individual director may do so by writing to such director or group of directors at: 2801 N Central Expressway, Suite 1600, Dallas, Texas 75204, to the attention of the Secretary.

The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Secretary that it is a communication for the Board. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. The Board has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

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The Secretary will not forward any communication determined in his or her good faith belief to be frivolous, unduly hostile, threatening, illegal, or similarly unsuitable. The Secretary will maintain a list of each communication that was not forwarded because it was determined to be frivolous and will make such list available at the request of any member of the Board to whom such communication was addressed.

Stockholder Engagement

We are committed to continuously maintaining an open dialogue with our stockholders and engaging in a robust process to solicit feedback We recognize the value of two-way dialogue with our stockholders and regularly engage with investors in an effort to obtain input on how our strategy, risk management, sustainability and ESG policies, corporate governance, executive compensation and other matters may be better aligned with stockholder expectations. We regularly review general governance trends and emerging best practices and invite feedback from our stockholders, which is brought to our Board as part of its decision-making process. We engage with our stockholders in a variety of ways, including in one-on-one meetings and calls with stockholder representatives, in connection with our annual meeting of stockholders, and through our regular participation in industry conferences, investor road shows, and analyst meetings.

Below is a chart summarizing some of the feedback that we received from our stockholders and our responses.

Stockholder Feedback	Company Response
Continue to return value to stockholders through quarterly dividends and share repurchases.

As part of the Company’s quarterly dividend program, the Company paid a dividend of $0.27 per share in the first and second quarters of 2025 and increased the dividend to $0.30 per share in the third and fourth quarters of 2025.

Additionally, the Company has repurchased and retired 2,585,149 shares of its common stock through its share repurchase program since its inception in August 2023, and as of the end of fiscal year 2025, $91.3 million remained available under the share repurchase program.

Disclose greenhouse gas emissions data.

In December 2025, the Company disclosed Scope 1 and Scope 2 greenhouse gas emissions data for its corporate restaurants. For more information, please visit the Company’s website at https://ir.wingstop.com/esg/overview/ and see “Corporate Governance—Flavor for Good” below.

Increase disclosure with respect to animal welfare initiatives.

All of our domestic poultry suppliers follow the National Chicken Counsel Animal Welfare Guidelines, which cover every phase of the chicken’s life cycle, including hatching, on-farm, transportation, and processing. For more information, please visit the Company’s website at https://ir.wingstop.com/esg/overview/ and see Corporate Governance—Flavor for Good below.

Continue to set high targets with respect to executive compensation performance metrics.

For 2026, the Compensation Committee adjusted the threshold, target, and maximum achievement percentages for the Return On Incremental Invested Capital performance metric for the performance based restricted stock units.

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Flavor for Good

At Wingstop, our mission is “To Serve the World Flavor.” It is a mission that we undertake quite literally with our 12 bold, distinctive flavors of chicken wings, tenders, and chicken sandwiches. This global mission aligns with how Wingstop approaches its ESG platform, Flavor for Good, as we seek to provide Wingstop’s distinctive flavor to Food, People, the Environment, and the Communities in which we do business. The Nominating and Corporate Governance Committee periodically reviews and assesses the Company’s ESG policies, goals and initiatives and makes recommendations to the Board as appropriate based on such review and assessment.

FLAVOR FOR FOOD
FLAVOR FOR ENVIRONMENT
FLAVOR FOR COMMUNITY
FLAVOR FOR
GOOD
THE WINGSTOP ESG PLATFORM
FLAVOR FOR PEOPLE

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Flavor for Food

We are committed to serving safe, high quality food that follows animal welfare guidelines and is sourced from suppliers that comply with industry standards and our code of conduct.

Focus Area	What We Do
Food Safety and Quality

•

We conduct annual supplier audits in accordance with Global Food Safety Initiatives.

•

We conduct in-market quality reviews to assess supplier performance.

•

We perform quarterly third-party QSC audits in each of our restaurants.

•

Each restaurant is subject to food safety certification and training requirements.

Suppliers

Our Global Supplier Code of Conduct outlines standards and business practices required of all of our direct and extended suppliers, including with respect to quality, health and safety, business integrity, labor standards, animal welfare, sustainability, land use, and human capital management practices.

Animal Welfare

•

All of our domestic poultry suppliers follow the National Chicken Counsel Animal Welfare Guidelines, which cover every phase of the chicken’s life cycle, including hatching, on-farm, transportation, and processing.

•

We partner with chicken suppliers who adhere to the following animal welfare standards:

◇

Raised in climate-controlled barns, where chickens are cage-free (temperature, ventilation, and lighting controlled).

◇

Raised with proper nutrition and provided full access to feed and water.

◇

Protected from adverse weather and predators.

Flavor for People

At Wingstop, our people are central to our long-term success. We believe in fostering a supportive and high-performing work environment that is intended to enable all team members to achieve goals and contribute. Our human capital strategy is designed to attract, retain and develop talented individuals who embody our values and support our growth objectives.

Our team member programs focus on building a strong and sustainable talent pipeline. We invest in structured talent development and performance management processes to ensure that team members have a clear development plan and access to opportunities for growth and advancement. Through regular talent and succession planning reviews, we support internal mobility and leadership development across our restaurant and corporate teams.

We believe we provide market-competitive compensation and benefits and prioritize the health, safety, and well-being of our team members. We regularly monitor and benchmark our compensation practices against peers to promote fairness and competitiveness.

We are committed to strengthening our culture through ongoing efforts to foster engagement, belonging, and respect. All corporate team members, including executive management, participate in unconscious bias training to reinforce fair hiring practices and equitable treatment of both team members and guests.

As we continue to scale our business, we invest in both talent and infrastructure to support sustainable growth. By combining thoughtful external recruitment with a strong focus on internal development and advancement, we aim to cultivate a diverse, high-performing workforce that is prepared to lead Wingstop into the future.

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Flavor for Environment

Each Wingstop restaurant is designed and built in an environmentally conscious way. Our kitchen equipment, including fryers, water heaters, and line refrigeration units, are ENERGYSTAR® or similar specification-rated. Additionally, all refrigeration is CFC and HCFC-free. We also specify energy-efficient LED lighting in our restaurants, which consumes only about 10% of the energy required by incandescent lighting. Our iconic metal wall finishes are made from 100% recycled materials, and we utilize high efficiency rooftop units for all HVAC as well.

In 2024, we partnered with a third party to determine our greenhouse gas emissions data in accordance with the GHG Corporate Accounting and Reporting Protocol. In analyzing our Scope 1 and Scope 2 emissions data, and comparing such data to restaurant peer emissions data, we believe our average per restaurant emissions is a noteworthy differentiator for Wingstop.

2025 Greenhouse Gas Emissions (mtons CO2e)
Total Scope 1	2,574
Total Scope 2	2,757
Total Scope 1 and 2	5,331
Average Scope 1 and 2 per Corporate Restaurant	92

Additionally, our Flavor for Environment initiatives include a robust waste management program, which is described in more detail below.

Focus Area	What We Do
Food Waste

Through our grease recycling initiative, we recycled approximately 20 million pounds of used cooking oil in 2025, which is equivalent to more than 28.6 million pounds and 5,980 cars off the road for a year.

Sustainable Uniforms

Since launching our sustainable uniform program in 2021, which features uniforms made from recycled plastic water bottles, we have consistently used more than 2.3 million water bottles each year for uniforms.

Restaurant Packaging

•

Our carryout bags are produced with post-consumer recycled content of at least 40%.

•

In 2023, we transitioned our small dip cups, straws, and cutlery to polypropylene, a curbside recyclable substrate, in most domestic municipalities.

•

Our paper towels and napkins are made with recycled fibers.

Flavor for Community

Wingstop Charities, a non-profit organization established in 2016, is committed to strengthening the communities that we serve by being strong, active corporate citizens and good neighbors. We’ve expanded our reach and impact by forming partnerships with No Kid Hungry, St. Jude Children’s Research Hospital, and the American Red Cross, funded by the growth of our Round Up Program, which allows our guests to contribute to the great work of these organizations. Since its inception, Wingstop Charities has awarded more than 700 grants and contributed more than $7 million across three key programs: Community Grants, Team Member Assistance, and the Morrison Family Scholarship Program. To learn more about how Wingstop Charities is making an impact in our local communities, visit www.wingstopcharities.org.

Director Compensation

Our director compensation program is designed to attract, motivate, and retain highly qualified directors and align their interests with those of our stockholders. We compensate non-employee directors with a combination of cash and equity awards as described below.

The Compensation Committee periodically reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, the Compensation Committee considers the significant amount of time expended, and the skill level required, by each non-employee director in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees, and market data prepared by its independent compensation consultant, FW Cook.

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The Compensation Committee reviews with FW Cook the competitiveness of the Company’s non-employee director compensation program, including annual cash and equity retainers for the non-employee directors and cash retainers for committee members. For 2025, our non-employee director compensation was as follows:

Recipient(s)	Annual Cash Compensation ($)(1)
Non-employee directors	80,000
Chair of the Board	60,000
Audit committee chair	20,000
Audit committee members (excluding chair)	5,000
Compensation committee chair	15,000
Compensation committee members (excluding chair)	5,000
Nominating and corporate governance committee chair	12,500
Nominating and corporate governance committee members (excluding chair)	5,000
Technology committee chair	12,500
Technology committee members (excluding chair)	5,000

(1)

Amounts for leadership positions and committee memberships are in addition to the $80,000 annual retainer. Chairs of a committee receive the retainer listed for committee chair but not the retainer for committee member.

In addition to the annual cash retainers set forth above, in 2025, each of our non-employee directors was entitled to receive an annual equity award consisting of a number of shares of restricted stock having a total fair market value of $130,000 (or $190,000 in the case of the Chair of the Board) on the date of grant, with the date of grant being the date of our annual meeting of stockholders, and such shares of restricted stock vesting on the first anniversary of the date of grant. Restricted stock awards accrue dividend equivalents, which are paid at vesting. New directors appointed after the annual meeting of stockholders receive a pro-rated equity award. The 2024 Omnibus Plan limits the value of non-employee director equity awards to $400,000 per fiscal year per non-employee director.

Under our non-employee director compensation policy, we also reimburse directors for all reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including travel expenses in connection with Board and committee meetings.

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The following table sets forth the compensation earned by our non-employee directors during 2025. Mr. Skipworth, our Chief Executive Officer, does not receive additional compensation for his service as a director. See “Executive Compensation—Summary Compensation Table” for information concerning the compensation earned by Mr. Skipworth during 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)

Independent Directors and Director Nominees

Lynn Crump-Caine, Chair	150,000 (3)	190,000 (4)	340,000

Krishnan (Kandy) Anand	97,500 (5)	130,000 (6)	227,500

David L. Goebel	100,000 (7)	130,000 (6)	230,000

Thomas R. Greco	90,000 (8)	130,000 (6)	220,000

Michael J. Hislop	90,000 (9)	130,000 (6)	220,000

Kate S. Lavelle	105,000 (10)	130,000 (6)	235,000

Kilandigalu (Kay) M. Madati	97,500 (11)	130,000 (6)	227,500

Wesley S. McDonald	90,000 (12)	130,000 (6)	220,000

Ania M. Smith	90,000 (13)	130,000 (6)	220,000

(1)

Amounts represent the grant date fair value of restricted stock granted to such director in 2025, computed in accordance with ASC 718, using the closing price of the Company’s common stock on the date of grant (i.e., $321.14 for restricted stock grants on May 22, 2025).

(2)	The aggregate number of unvested restricted stock awards held by each director listed in the table above as of December 27, 2025 was as follows:

Name	Unvested Shares of Restricted Stock

Lynn Crump-Caine, Chair	592

Krishnan (Kandy) Anand	405

David L. Goebel	405

Thomas R. Greco	405

Michael J. Hislop	405

Kate S. Lavelle	405

Kilandigalu (Kay) M. Madati	405

Wesley S. McDonald	405

Ania M. Smith	405

(3)

Represents the cash retainer fees paid to Ms. Crump-Caine for services as (i) a director, (ii) Chair of the Board, and (iii) member of the Audit Committee and the Nominating and Corporate Governance Committee.

(4)

Represents the grant date fair value of an award of 592 shares of restricted stock granted on May 22, 2025 to Ms. Crump-Caine as Chair of the Board. These shares of restricted stock will vest in full on the first anniversary of the date of grant.

(5)	Represents the cash retainer fees paid to Mr. Anand for services as (i) a director, (ii) chair of the Nominating and Corporate Governance Committee and (iii) member of the Technology Committee.

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(6)

Represents the grant date fair value of an award of 405 shares of restricted stock granted on May 22, 2025. These shares of restricted stock will vest in full on the first anniversary of the date of grant.

(7)	Represents the cash retainer fees paid to Mr. Goebel for services as (i) a director, (ii) chair of the Compensation Committee and (iii) member of the Nominating and Corporate Governance Committee.

(8)	Represents the cash retainer fees paid to Mr. Greco for services as (i) a director, (ii) member of the Audit Committee and the Compensation Committee.

(9)	Represents the cash retainer fees paid to Mr. Hislop for services as (i) a director and (ii) member of the Compensation Committee and the Technology Committee.

(10)	Represents the cash retainer fees paid to Ms. Lavelle for services as (i) a director, (ii) chair of the Audit Committee and (iii) member of the Technology Committee.

(11)	Represents the cash retainer fees paid to Mr. Madati for services as (i) a director, (ii) chair of the Technology Committee, and (iii) member of the Audit Committee.

(12)	Represents the cash retainer fees paid to Mr. McDonald for services as (i) a director and (ii) member of the Audit Committee and the Compensation Committee.

(13)	Represents the cash retainer fees paid to Ms. Smith for services as (i) a director and (ii) member of the Compensation Committee and the Technology Committee.

Certain Relationships and Related Party Transactions

Since January 1, 2025, there have not been any transactions in which (i) we have been a participant, (ii) the amount involved in the transaction exceeds or will exceed $120,000, and (iii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of such individuals, had or will have a direct or indirect material interest (any such transaction, a “Related Party Transaction”).

Policies and Procedures With Respect to Related Party Transactions

Wingstop has a written Policy with respect to Related Party Transactions. In accordance with our Policy on Related Party Transactions, our Audit Committee is responsible for reviewing and approving Related Party Transactions. When considering proposed Related Party Transactions, the Audit Committee will take into account the relevant facts and circumstances and will approve only those transactions that are not inconsistent with the best interests of the Company and our stockholders. In addition, our Code of Business Conduct and Ethics requires that all of our employees and directors inform the General Counsel of any material transaction or relationship that comes to their attention that could reasonably be expected to create a conflict of interest. Further, at least annually, each director and executive officer will complete a detailed questionnaire that asks questions about any business relationship that may give rise to a conflict of interest and all transactions in which we are involved and in which the executive officer, director, or related person has a direct or indirect material interest.

WINGSTOP INC. 2026 PROXY STATEMENT | 35

BENEFICIAL OWNERSHIP OF THE COMPANY’S SECURITIES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2026, for:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our voting securities;

•	each of our directors, including our director nominees;

•	each of our named executive officers; and

•	all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, a person is generally deemed to beneficially own a security if such person has sole or shared voting or investment power with respect to that security, including with respect to options, restricted stock units and other derivative securities that are currently exercisable or exercisable within 60 days of February 28, 2026. With respect to the different types of awards that we issue under our incentive plans:

•

Shares underlying service-based stock options are deemed beneficially owned by a person if that person has the right to acquire such shares upon exercise of the stock option or the person would have the right to acquire such shares upon exercise of the stock option within 60 days of February 28, 2026, assuming that person continues to provide services to us during such time.

•

Shares of restricted stock are deemed beneficially owned by a person without regard to vesting conditions because under the terms of our long-term incentive plans and form of restricted stock award agreement a person who holds shares of restricted stock is entitled to vote such stock even if it has not vested.

•

Shares underlying service-based restricted stock units are deemed beneficially owned by a person if the units will vest and convert into shares within 60 days of February 28, 2026, assuming that person continues to provide services to us during such time.

•

Shares underlying performance-based restricted stock units will not be deemed beneficially owned by a person even if the performance-based restricted stock unit may vest within 60 days of February 28, 2026 because the satisfaction of the applicable performance conditions is outside of the person’s control.

Except as indicated in the footnotes below, we believe, based on the information furnished or available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to community property laws where applicable.

36 | WINGSTOP INC. 2026 PROXY STATEMENT

BENEFICIAL OWNERSHIP OF THE COMPANY’S SECURITIES

The applicable percentage ownership is based on 27,484,570 shares of common stock outstanding at February 28, 2026, which includes shares of unvested restricted stock that are or were subject to vesting conditions.

	Shares Beneficially Owned

Name and Address of Beneficial Owner(1)	Number	% of Class

BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	2,738,198	9.96%

T. Rowe Price Associates, Inc.(3) 1307 Point Street Baltimore, MD 21231	2,153,306	7.83%

Lone Pine Capital LLC(4) Two Greenwich Plaza, Suite 220 Greenwich, Connecticut 06830	1,491,245	5.43%

Massachusetts Financial Services Company(5) 111 Huntington Avenue Boston, Massachusetts 02199	1,405,894	5.12%

Non-Employee Directors:

Krishnan (Kandy) Anand(6)	4,952	*

Lynn Crump-Caine(7)	8,945	*

David L. Goebel(6)	7,186	*

Thomas R. Greco(6)	593	*

Michael J. Hislop(6)(8)	14,157	*

Kate S. Lavelle(6)	4,314	*

Kilandigalu (Kay) M. Madati(6)	2,583	*

Wesley S. McDonald(6)	4,375	*

Ania M. Smith(6)	1,911	*

Named Executive Officers:

Michael J. Skipworth(9)	44,100	*

Alex R. Kaleida(9)	9,700	*

Donnie S. Upshaw(9)	19,495	*

Marisa J. Carona(9)	719	*
Rajneesh Kapoor	517	*

All directors and current executive officers as a group (18 persons)(10)	145,564	*
*	Less than one percent of Common Stock outstanding.

(1)	Unless otherwise indicated, the address of each beneficial owner in the table above is c/o Wingstop Inc., 2801 N Central Expressway, Suite 1600, Dallas, Texas 75204.

(2)

Amount reported is based solely on the Amendment No. 11 to Schedule 13G filed with the SEC on April 17, 2025 by BlackRock, Inc. As reported therein, BlackRock, Inc. has sole voting power with respect to 2,668,017 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 2,738,198 shares, and shared dispositive power with respect to 0 shares.

(3)

Amount reported is based solely on the Amendment No. 1 to Schedule 13G filed with the SEC on August 14, 2025 by T. Rowe Price Associates, Inc. As reported therein, T. Rowe Price Associates, Inc. has sole voting power with respect to 2,064,255 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 2,140,877 shares, and shared dispositive power with respect to 0 shares.

WINGSTOP INC. 2026 PROXY STATEMENT | 37

BENEFICIAL OWNERSHIP OF THE COMPANY’S SECURITIES

(4)

Amount reported is based solely on the Schedule 13G filed with the SEC on September 26, 2025 by Lone Pine Capital LLC, David F. Craver, Brian F. Doherty, Kelly A. Granat, Stephen F. Mandel, Jr., and Kerry A. Tyler. As reported therein, the reporting persons have sole voting power with respect to 0 shares, shared voting power with respect to 1,491,245 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 1,491,245 shares. David F. Craver, Brian F. Doherty, Kelly A. Granat, and Kerry A. Tyler, are Executive Committee Members and Stephen F. Mandel, Jr. is the Managing Member of Lone Pine Managing Member LLC, which is the Managing Member of Lone Pine Capital LLC.

(5)

Amount reported is based solely on the Schedule 13G filed with the SEC on January 28, 2026 by Massachusetts Financial Services Company. As reported therein, Massachusetts Financial Services Company has sole voting power with respect to 1,337,261 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,405,894 shares, and shared dispositive power with respect to 0 shares.

(6)	Includes 405 shares of unvested restricted stock, with respect to which the director has sole voting power but no dispositive power.

(7)	Includes 592 shares of unvested restricted stock, with respect to which the director has sole voting power but no dispositive power.

(8)

Includes 12,844 shares of common stock held by The Hislop Revocable Trust u/a/d 12/19/1997 (the “Hislop Trust”). Mr. Hislop is a co-trustee of the Hislop Trust, the beneficiary of which is a member of Mr. Hislop’s immediate family. As such, Mr. Hislop may be deemed to share voting and dispositive power with respect to all of the shares held by the Hislop Trust.

(9)

Included in the number of shares beneficially owned by Messrs. Skipworth, Kaleida, Upshaw, and Ms. Carona are 1,323, 1,438, 7,878, and 719 shares, respectively, issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of February 28, 2026.

(10)	Includes 15,853 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of February 28, 2026.

38 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 2— RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG has served as our independent registered public accounting firm since 2019.

We are asking our stockholders to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 26, 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of KPMG to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the appointment, it will be considered as a direction to the Board and the Audit Committee to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

Information regarding fees paid to KPMG during fiscal years 2025 and 2024 is set out below in “Fees Billed by Independent Registered Public Accounting Firm” on page 41.

Vote Required

The approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock that are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Brokers have discretionary authority to vote on this proposal without your instruction. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of the vote required.

The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

WINGSTOP INC. 2026 PROXY STATEMENT | 39

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

The Audit Committee is responsible for, among other things, reviewing with our independent registered public accounting firm the scope and results of their audit engagement. In connection with the audit for the fiscal year ended December 27, 2025, the Audit Committee has:

•	reviewed and discussed with management the audited financial statements of Wingstop included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025;

•	discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and

•

received the written disclosures and letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG their independence.

Management is primarily responsible for Wingstop’s financial reporting process (including its system of internal control) and for the preparation of the consolidated financial statements of Wingstop in accordance with generally accepted accounting principles (“GAAP”). Our independent registered public accounting firm is responsible for auditing those financial statements and issuing an opinion on whether the audited financial statements conform with GAAP.

The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of KPMG included in their report to the financial statements of Wingstop.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for filing with the SEC.

Submitted by the Audit Committee (as of the fiscal year ended December 27, 2025):

Kate S. Lavelle, Chair

Thomas R. Greco

Kilandigalu (Kay) M. Madati

Wesley S. McDonald

40 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Billed By Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed by KPMG during the fiscal years ended December 27, 2025 and December 28, 2024.

	KPMG

Name	Fiscal Year 2025	Fiscal Year 2024

Audit Fees(1)	$1,227,105	$953,700

Audit-Related Fees(2)	175,000	—

Tax Fees	—	—

All Other Fees(3)	—	50,000

Total Fees	$1,402,105	$1,003,700

(1)

Audit fees include fees for services rendered for the audit of our annual financial statements and the review of the interim financial statements. Audit fees also include fees associated with the review of filings made with the SEC, local statutory audits and consents for the franchise disclosure document.

(2)	Audit-related fees include assessment fees associated with the Company’s system implementation and related evaluation of internal and IT controls.

(3)	All other fees consist of fees relating to accounting and reporting consultations.

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to engage and terminate our independent registered public accounting firm, to pre-approve the performance of all audit and permitted non-audit services provided to us by our independent registered public accounting firm in accordance with Section 10A of the Exchange Act, and to review with our independent registered public accounting firm their fees and plans for all auditing services. All fees paid to our independent auditors in fiscal years 2025 and 2024 were pre-approved by the Audit Committee and there were no instances of waiver of approval requirements or guidelines.

The Audit Committee considered the provision of non-audit services by the independent registered public accounting firm and determined that provision of those services was compatible with maintaining auditor independence.

For the aforementioned periods, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

WINGSTOP INC. 2026 PROXY STATEMENT | 41

PROPOSAL 3— ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A(a)(1) of the Exchange Act, we are asking our stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement. The vote on this matter is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

Our Board and the Compensation Committee believe that we maintain a compensation program that is tied to performance, aligns with stockholder interests, and merits stockholder support. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers as disclosed in this Proxy Statement by voting FOR the following resolution:

“NOW, THEREFORE, BE IT RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto.”

Although this vote is non-binding, the Board and the Compensation Committee value the views of our stockholders and will review the results. If there are a significant number of negative votes, we will take steps to understand those concerns that influenced the vote and consider them in making future decisions about executive compensation.

Our annual Say-on-Pay Proposal vote is one way in which the Board receives feedback from stockholders regarding our executive compensation program. At our 2025 meeting, 98.8% of the votes cast voted to approve our Say-on-Pay Proposal.

An advisory vote on the frequency of stockholder votes to approve executive compensation is required to be held at least once every six years. The Company last held an advisory vote on frequency in 2024. After consideration of the vote of stockholders at the 2024 annual meeting of stockholders and other factors, the Board decided to hold annual advisory votes to approve executive compensation until the next advisory vote on frequency. Unless the Board modifies its policy on the frequency of future advisory votes to approve executive compensation, the next advisory vote to approve executive compensation will be held at the 2027 annual meeting of stockholders.

Vote Required

The approval of the Say-on-Pay Proposal, on a non-binding advisory basis, requires the affirmative vote of the holders of a majority in voting power of the shares of our common stock that are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, it may result in a broker non-vote on this proposal. A broker non-vote will have no effect on this proposal. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of the vote required.

The Board of Directors recommends that you vote FOR the approval of the compensation of our named executive officers on an advisory basis.

42 | WINGSTOP INC. 2026 PROXY STATEMENT

EXECUTIVE OFFICERS

Below is information regarding our executive officers. Executive officers are elected annually by the Board to serve at the Board’s discretion until their successor is duly elected and qualified or until his or her earlier death, resignation, or removal. There are no family relationships between any of our directors or executive officers.

Name	Age	Executive Officer Since	Title

Michael J. Skipworth	48	2017	President and Chief Executive Officer

Bradley T. Brewer	42	2024	Senior Vice President, Chief Commercial Officer

Christopher Fallon	59	2023	Senior Vice President, Chief Information Officer

Alex R. Kaleida	48	2021	Senior Vice President, Chief Financial Officer

Rajneesh Kapoor	56	2023	Senior Vice President, Chief Operating Officer

Donnie S. Upshaw	47	2021	Senior Vice President, Chief Brand & People Officer

Michael J. Skipworth serves as our President and Chief Executive Officer. His business experience is discussed above in “Proposal 1 – Election of Directors – Continuing Directors with Terms Expiring at the 2027 or 2028 Annual Meetings.”

Bradley T. Brewer has served as our Senior Vice President, Chief Commercial Officer since January 2026. Prior to this appointment he served as our Senior Vice President Strategy and Chief of Staff from November 2024 to January 2026. Prior to joining Wingstop, Mr. Brewer served as a Vice President at YETI Holdings, Inc. from August 2021 to November 2024 where he led corporate strategy, analytics, and data science. Prior to joining YETI, Mr. Brewer was a Partner at Boston Consulting Group where he worked across a variety of industries and functions, specializing in digital transformation, analytics, and growth strategy. Mr. Brewer joined BCG after receiving his MBA from the University of Virginia’s Darden School of Business. Before pursuing his MBA, Mr. Brewer spent four years teaching Algebra and Geometry in Pharr-San Juan-Alamo ISD and three years with Andersen Windows in business development.

Christopher Fallon has served as our Senior Vice President, Chief Information Officer since December 2023. Prior to joining Wingstop, Mr. Fallon was at Fortune Brands Innovations where he served as SVP, Chief Information Officer from November 2021 to July 2023. Prior to joining Fortune Brands Innovations, Mr. Fallon served at Starbucks Coffee Co. as Senior Vice President — Technology, Corporate, Customer Digital, Retail, Global Infrastructure Services from March 2016 to October 2021, Vice President — Technology, Business Systems Development from January 2013 to March 2016 and Director, Technology, Business Systems Development from October 2007 to January 2013.

Alex R. Kaleida has served as our Senior Vice President, Chief Financial Officer since August 2021. Prior to this appointment, he served as our Vice President, FP&A from March 2019 to August 2021, where his responsibilities grew over time to include leading and overseeing FP&A, internal audit and investor relations. Prior to joining Wingstop, he served in various finance and strategic leadership positions with increasing responsibility at The Wendy’s Company from January 2014 until March 2019, where he led Corporate FP&A and Operations Finance. Before Wendy’s, Mr. Kaleida held various positions at H.J. Heinz Company, where his responsibilities ranged from accounting to finance leadership roles across North American consumer products and food service business units as well as global strategy.

WINGSTOP INC. 2026 PROXY STATEMENT | 43

EXECUTIVE OFFICERS

Rajneesh (Raj) Kapoor has served as our Senior Vice President, Chief Operating Officer since January 2026. Prior to this appointment he served as our Senior Vice President, President of International from May 2023 to January 2026. Prior to joining Wingstop, he served as Senior Vice President, Fresh Food, Beverages, and Restaurants at 7-Eleven, Inc. from January 2018 to April 2023. Prior to that, he served in various roles at 7-Eleven, Inc. including Senior Vice President, Chief Information Officer from December 2016 to January 2018, Vice President, General Manager, Canada from December 2013 to December 2016, and Vice President, International from May 2011 to October 2013. Mr. Kapoor joined 7-Eleven, Inc. in 1995.

Donnie S. Upshaw has served as our Chief Brand & People Officer since January 2026. Prior to this appointment, he served as our Chief People Officer and Senior Vice President, Corporate Restaurants. Prior to that appointment, he served as our Senior Vice President of People from November 2019 to December 2021. He joined Wingstop in April 2018 as Vice President of People. Before joining Wingstop, Mr. Upshaw served as Vice President of Human Resources for Credit Corp from March 2016 to April 2018, where he led initiatives that improved financial performance, fostered internal talent, and instilled a strong focus on employee culture and overall satisfaction. Prior to joining Credit Corp, from February 2015 to March 2016, Mr. Upshaw served as Director of Human Resources and Compliance at Energy Dispatch, a subsidiary of RaceTrac Petroleum Inc. Prior to that, Mr. Upshaw spent 10 years in various leadership roles at RaceTrac Petroleum Inc. across Human Resources, talent and operations.

44 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

This Compensation Discussion and Analysis (“CD&A”) provides you with a detailed description of our executive compensation objectives, philosophy and programs, the compensation decisions we have made under those programs, and the rationale and details supporting specific compensation decisions.

This CD&A focuses on the compensation of our named executive officers (our “named executive officers” or “NEOs”) for 2025. We review the roles and responsibilities of our officers and key employees on an annual basis and determine which of those individuals qualify as named executive officers. The names of our named executive officers for 2025 and their current titles are shown in the table below.

Michael J. Skipworth	President and Chief Executive Officer (Principal Executive Officer)

Alex R. Kaleida	Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

Donnie S. Upshaw	Senior Vice President, Chief Brand & People Officer

Marisa J. Carona (1)	Senior Vice President, Chief U.S. Franchise Operations and Development Officer

Rajneesh Kapoor	Senior Vice President, Chief Operating Officer

(1)	Marisa J. Carona served as our Senior Vice President, Chief U.S. Franchise Operations and Development Officer during 2025 and ceased serving in this role on March 10, 2026.

This section should be read in conjunction with the compensation tables below, which provide a detailed view of the compensation paid to our named executive officers in 2025. Throughout this section, we use the term “Adjusted EBITDA”, which is a non-GAAP measure. We define Adjusted EBITDA as net income before interest expense, net, income tax expense (benefit), and depreciation and amortization, with further adjustments for losses on debt extinguishment and financing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, system implementation costs, and stock-based compensation expense See Appendix I for a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to net income as reported under GAAP.

Executive Summary

Wingstop is the largest fast casual chicken wings-focused restaurant chain in the world, with more than 3,050 locations worldwide. We are dedicated to serving the world flavor through an unparalleled guest experience and offering of classic wings, boneless wings, tenders, and chicken sandwiches, always cooked to order and hand-sauced-and-tossed in 12 bold, distinctive flavors. We believe our simple and efficient restaurant operating model, low initial cash investment, and compelling restaurant economics help drive continued system growth through both existing and new franchisees and that our asset-light, highly-franchised business model generates strong operating margins and requires low capital expenditures, creating stockholder value through strong and consistent free cash flow and capital-efficient growth.

Highlights for Fiscal Year 2025

Highlights of Wingstop’s performance during fiscal year 2025 include, among other things:

•	System-wide sales increased 12.1% over the prior year to $5.3 billion;

•	493 net new restaurant openings;

WINGSTOP INC. 2026 PROXY STATEMENT | 45

COMPENSATION DISCUSSION AND ANALYSIS

•	System-wide restaurant count increased 19.2% over the prior year to a total of 3,056 worldwide locations;

•	Domestic same store sales decreased 3.3% over the prior year;

•	Domestic restaurant AUV of $2.0 million;

•	Total revenue increased 11.4% over the prior year to $696.9 million;

•	Net income increased 60.3% over the prior year to $174.3 million, or $6.21 per diluted share; and

•	Adjusted EBITDA, a non-GAAP measure, increased 15.2% over the prior year to $244.2 million.

We believe that our named executive officers contributed significantly to obtaining these results during fiscal year 2025.

2025 Executive Compensation Program Overview and Compensation Philosophy

The objective of our executive compensation program is to attract, retain, and motivate high caliber, values-aligned executives who share our dedication to the communities in which we operate and are committed to supporting the growth of our business. We accomplish this through a straightforward compensation program that is focused on pay for performance. Our Compensation Committee, with input from management and FW Cook, has developed a compensation philosophy that is designed to:

•	motivate, reward, and retain the Company’s leaders;

•	support the Company’s strategic objectives, including achieving long-term, sustainable growth and increasing stockholder value; and

•	encourage strong financial performance on an annual and long-term basis, in each case without encouraging excessive or inappropriate risk taking.

Determining Named Executive Officer Compensation

Overview

In determining the compensation for each named executive officer, the Compensation Committee primarily considers our performance during the previous year, based on financial and non-financial metrics, including the performance of our stock, as well as our outlook and operating plan of the coming year. The Compensation Committee also analyzes, with respect to each of our named executive officers, such named executive officer’s:

•	role, responsibilities, and skills;

•	compensation for the previous year;

•	compensation compared to benchmark roles at peer companies; and

•	performance in the prior fiscal year.

When making determinations about equity compensation for our named executive officers, the Compensation Committee considers, among other things, the size of the aggregate equity pool available for awards for the year, the relative allocation of such pool among the named executive officers and the other participants in our incentive plans, and our overall equity dilution, burn rates and equity overhang levels. The Compensation Committee reviews the continuing retentive value of past awards granted to our named executive officers and considers the importance of retaining the officers to achieve our goals. The Compensation Committee also reviews the value of, and expense associated with, proposed and previously awarded equity grants.

Finally, the Compensation Committee analyzes, in consultation with FW Cook, compensation trends and competitive factors within our industry, as well as industries likely to compete for our talent, and the likelihood that our compensation packages will attract, motivate, and retain high caliber personnel. In consultation with FW Cook, the Compensation Committee determined a compensation peer group for 2025, as discussed below.

46 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Parties Responsible for Determining Executive Compensation

The following parties are responsible for the development and oversight of our executive officer compensation program.

As outlined in its charter, the Compensation Committee:

•

Is primarily responsible for our executive officer compensation program, including by reviewing, evaluating, and approving the compensation arrangements, plans, policies, and practices for our executive officers, and overseeing and administering our incentive compensation plans.

•

Oversees risk management of our compensation policies, programs, and practices, including by conducting an annual review of our compensation programs to ensure that they are not reasonably likely to incentivize team member behavior that would result in any material adverse risks to Wingstop.

•

Has sole authority to continue or terminate its relationship with external advisors, including FW Cook, its independent compensation consultant, and to retain additional external advisors as it deems necessary.

•	Requires that its compensation consultant (currently FW Cook) be independent and reviews such independence at least annually.

The Compensation Committee’s independent compensation consultant (FW Cook):

•	Is engaged by and reports directly to the Compensation Committee.

•	Advises the Compensation Committee on various executive officer compensation matters, including executive officer compensation plan design, compensation levels, and compensation peer group.

•	Provides research, data analysis, and survey information to the Compensation Committee.

•	Advises the Compensation Committee on regulatory developments, market trends, and compensation best practices.

•	Conducts analyses related to the employment arrangements for new executive officer hires.

•	Provides assistance to the Compensation Committee in its review of the risk and reward structures of executive officer compensation plans, policies, and practices.

•	Attends Board and Compensation Committee meetings upon request.

The Compensation Committee assesses FW Cook’s independence annually and, with respect to 2025, has determined that its relationship with FW Cook and the work of FW Cook on behalf of the Compensation Committee has not raised any conflict of interest. FW Cook did not provide any services to Wingstop during 2025 other than its services as independent compensation consultant to the Compensation Committee.

Our Chief Executive Officer:

•

Recommends to the Compensation Committee the compensation for executive officers (other than himself) for its review and consideration, and if appropriate, approval, after considering market data, roles and responsibilities, and individual performance.

•

Works closely with the Chief Brand & People Officer and provides input to the Compensation Committee on our compensation program design, including our short-term and long-term incentive compensation plans and other benefits.

The named executive officers, including our Chief Executive Officer, do not participate in any part of the process of reviewing and setting their own compensation levels.

WINGSTOP INC. 2026 PROXY STATEMENT | 47

COMPENSATION DISCUSSION AND ANALYSIS

Market Data, Competitive Positioning and Compensation Peer Group; Total Shareholder Return

The Compensation Committee relies on several factors in its review of total direct compensation opportunities for our named executive officers, including a review of peer group data and available market data from industry surveys. Generally, our Compensation Committee targets total direct compensation for our executives within a competitive range of the median for our peer group and available market data. The Compensation Committee uses peer group data as a point of reference for designing our compensation programs and setting compensation levels. The Compensation Committee does not use peer group data as a single determinative factor, but rather as an external check to verify that our executive compensation programs are reasonable and competitive.

To develop the composition of the peer group for purposes of establishing 2025 compensation, our Compensation Committee, in consultation with FW Cook, reviewed companies using a number of criteria. Potential peer companies were identified by assessing companies with the following characteristics: (i) companies in similar industries or other high growth industries (due to the limited number of high growth companies in the restaurant industry and the similarity of compensation programs among high growth companies across industries); (ii) companies with revenue and market capitalization ranging from one-third times to three times the Company’s revenue and market capitalization (also using the Company’s system-wide sales for comparison to other restaurant companies to acknowledge the operating complexity of the Company’s operations); and (iii) companies with high revenue and EBITDA growth and a high three-year total shareholder return.

The companies comprising our peer group for purposes of establishing 2025 compensation for named executive officers were:

Bloomin’ Brands, Inc.	Jack in the Box Inc.

Brinker International, Inc.	Papa John’s International, Inc.

CAVA Group, Inc.	Planet Fitness, Inc.

Darden Restaurants, Inc.	Rapid7, Inc.

Dine Brands Global, Inc.	Shake Shack Inc.

Domino’s Pizza, Inc.	Tenable Holdings, Inc.

Dutch Bros Inc.	Texas Roadhouse, Inc.

Five9, Inc.	The Cheesecake Factory Incorporated

Freshpet, Inc.	The Wendy’s Company

Based on the above peer group selection criteria, the Compensation Committee, in consultation with FW Cook, determined to use the same compensation peer group for purposes of establishing 2026 compensation as it used in 2025, except for the removal of Rapid7, Inc.

We have added over 1,000 net new units, representing a 56.0% increase in our system-wide footprint, and achieved system-wide sales growth of 95.1% since the beginning of fiscal year 2023. We continue to deliver strong value to our stockholders, including through the repurchase of 1,218,393 shares of our common stock during fiscal year 2025 at an average share price of $256.43 per share.

Elements of Executive Compensation

The key elements of our executive compensation program for our named executive officers include:

•	base salary;

•	a performance-based annual cash incentive; and

•	performance-based and service-based equity incentive awards.

The target total direct compensation for each of our named executive officers is based on many factors, including competitive market data, the named executive officer’s experience, the importance of the role within the Company, the named executive’s contribution to the Company’s long-term success, and talent mobility.

48 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Base salary is reviewed annually based on market positioning and individual qualifications. Performance-based annual cash incentives are earned based on achievement of financial and business-related performance targets (e.g., Adjusted EBITDA and net new unit openings).

In designing the Company’s executive officer compensation program for 2025, the Compensation Committee, in consultation with FW Cook, considered market trends and peer company compensation programs, along with feedback from stockholders (including the 98.8% approval of the 2025 advisory vote on executive officer compensation).

Base Salary

We pay base salaries to attract talented executives and to provide a fixed base of cash compensation. Base salaries are determined by the Compensation Committee based on the facts and circumstances relevant to each named executive officer, including the breadth, scope, and complexity of the executive’s role, his or her experience, expected future contributions to the Company, current compensation, individual performance, and the competitive market.

The Company believes that a significant portion of a named executive officer’s compensation should be performance-based, in order to align our named executive officers’ interests with the interests of our stockholders. Accordingly, base salary is only a portion of the overall total target compensation of our named executive officers.

Base salaries for our named executive officers at year-end 2024 and 2025 are depicted in the table below:

Name	2025 Base Salary ($)(1)	2024 Base Salary ($)

Michael J. Skipworth	1,000,000	800,000

Alex R. Kaleida	550,000	525,000

Donnie S. Upshaw	625,000	515,000

Marisa J. Carona	540,000	515,000

Rajneesh Kapoor	540,000	500,000

(1)	Base salaries were increased for 2025 in connection with the Board’s annual review.

Performance-Based Annual Cash Incentives

Pursuant to the 2024 Omnibus Plan, each of our named executive officers is eligible to earn a performance-based annual cash incentive. Named executive officers can receive from 0% to 200% of their target annual cash incentive amount, depending on the extent to which the applicable pre-established performance goals are achieved. The types of measures, relative weightings, and performance goals are determined by the Compensation Committee each year.

The Compensation Committee sets performance-based annual cash incentive targets and performance goals to advance our interests and the interests of our stockholders by (i) providing certain employees, including our named executive officers, with incentive compensation that is tied to the achievement of pre-established, objective performance goals, (ii) identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and retain employees who have outstanding skills and abilities, and (iii) fostering accountability and teamwork throughout the Company. The Compensation Committee administers the performance-based annual cash incentive plan and determines the amounts of the awards. Payouts of performance-based annual cash incentives have historically been paid in March of the year following the year in which the amount was earned.

WINGSTOP INC. 2026 PROXY STATEMENT | 49

COMPENSATION DISCUSSION AND ANALYSIS

The 2025 target bonus for each named executive officer was as follows:

Name	Base Salary ($)	Target Annual Incentive Amount ($)

Michael J. Skipworth	1,000,000	1,200,000

Alex R. Kaleida	550,000	375,000

Donnie S. Upshaw	625,000	300,000

Marisa J. Carona	540,000	300,000

Rajneesh Kapoor	540,000	300,000

For 2025, the Compensation Committee set two performance measures for the performance-based annual cash incentive plan. The Adjusted EBITDA growth performance measure was weighted at 80%, and the net new units performance measure was weighted at 20%. The outcome of each performance measure was determined independently, weighted, and then aggregated for purposes of determining the payout under the performance-based annual cash incentive plan.

The performance targets for the Adjusted EBITDA growth and net new units measures, together with their respective weightings and payouts for the 2025 performance-based annual cash incentive were as follows:

Adjusted EBITDA Growth (weighted 80%)		Net New Units (weighted 20%)
Performance*	Payout	Performance*	Payout

17.5%	200%	380	200%

17.0%	180%	376	188%

16.5%	160%	372	175%

16.0%	140%	368	150%

15.5%	120%	364	125%

15.0%	100%	360	100%

14.0%	98%	355	95%

13.0%	96%	350	90%

12.0%	90%	345	85%

10.0%	80%	340	75%

8.0%	70%	335	50%

7.0%	50%	325	25%

<7.0%	0%	<325	0%

*	If performance is achieved at a level that is between the achievement levels set forth above, the payout level is determined through straight-line interpolation.

50 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In March 2026, the Compensation Committee certified the performance of our Adjusted EBITDA growth metric, which exceeded the maximum growth target for Adjusted EBITDA of 15%. Additionally, the Compensation Committee certified that the Company opened 493 net new units in 2025, which exceeded the maximum performance target of 360 net new units. As a result, the Compensation Committee approved a payout of the performance-based annual cash incentive for fiscal year 2025 at 142% of the target amount to our named executive officers, as follows:

Name	Target Performance-Based Annual Incentive Amount ($)	Performance Payout Percentage(1)	2025 Payout ($)(1)

Michael J. Skipworth	1,200,000	142%	1,708,800

Alex R. Kaleida	375,000	142%	534,000

Donnie S. Upshaw	300,000	142%	427,200

Marisa J. Carona	300,000	142%	427,200

Rajneesh Kapoor	300,000	142%	427,200

(1)	All performance-based annual incentive amounts were calculated and paid as a percentage of target based on actual achievement of the performance metrics.

Equity Incentive Awards

The following table summarizes the key elements of the performance-based and service-based annual equity incentive awards granted to our named executive officers in 2025:

Award	Percentage	Terms	Objectives
Performance-Based Restricted Stock Units	60%	• Return on Incremental Invested Capital performance metric • Cliff vests following a three-year performance period • Payout ranges from 0% to 250% of target	Incentivize capital efficiency and create long-term stockholder value
Service-Based Restricted Stock Units	40%	• Time-based restricted stock units • Vests ratably over a three-year service period	Incentivize retention and create long-term stockholder value

The equity incentive compensation earned by, paid to, or realized by our named executive officers may differ from the percentage allocations described above due to actual performance relative to applicable performance measures.

We provide equity incentive compensation to align our executives’ interests with the long-term interests of our stockholders. We believe that equity incentive awards encourage a long-term focus and decision-making that is in line with our mission and strategic goals. We also grant equity incentive awards in order to attract, motivate, and retain executive talent.

Our Compensation Committee typically grants equity incentive awards to certain employees, including our named executive officers, annually. In addition, the Compensation Committee grants equity awards to certain newly hired or promoted employees and/or for retention purposes.

WINGSTOP INC. 2026 PROXY STATEMENT | 51

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2025 Annual Equity Grants. In fiscal year 2025, the Compensation Committee considered the following factors in determining the amount, type, and value of the annual equity incentive awards issued to our named executive officers:

•	Chief Executive Officer recommendations (except with respect to Mr. Skipworth’s own equity awards);

•	comparative market data provided by FW Cook;

•	existing equity holdings (including the current economic value of unvested equity awards);

•	the need to retain and motivate the named executive officers; and

•	the dilutive effect of our long-term incentive compensation practices, including the overall impact of the equity incentive awards.

Additionally, the Compensation Committee believes that a substantial portion of the equity incentive awards should contain a performance-based component.

In 2025, the Compensation Committee determined to grant the following equity incentive awards to named executive officers:

•

Performance-Based Restricted Stock Units: 60% of each named executive officer’s equity incentive award was granted in the form of performance-based restricted stock units. The performance-based restricted stock units vest after a three-year performance period based on the Company’s performance against a Return On Incremental Invested Capital (“ROIIC”) metric. The ROIIC performance metric aligns with our long-term strategy and ensures focus on planned major capital investments (e.g., technology), while maintaining an emphasis on profitability.

We selected Return on Incremental Invested Capital (“ROIIC”) as the performance metric for our performance-based restricted stock units because disciplined capital allocation and incremental return generation are central to long-term stockholder value creation. ROIIC measures our ability to generate incremental operating income relative to capital deployed to support growth initiatives, including technology investments, infrastructure enhancements, and development support. By linking a majority of long-term incentive compensation to ROIIC, we align executive incentives with sustainable, capital-efficient expansion that strengthens per-share value over time.

The Company’s ROIIC is measured by dividing the cumulative change in Adjusted Operating Income (a non-GAAP measure defined as the Company’s operating income adjusted to address any extraordinary, unusual, and infrequent occurrences during the performance period, as the Compensation Committee may deem appropriate under the 2024 Omnibus Plan) over the three-year performance period by the cumulative cash used for investing activities over the same three-year period, adjusted for any extraordinary or unusual events, as the Compensation Committee may deem appropriate under the 2024 Omnibus Plan.

•

Service-Based Restricted Stock Units: 40% of each named executive officer’s equity incentive award was granted in the form of service-based restricted stock units. The service-based restricted stock units vest in three equal installments beginning on the first anniversary of the date of grant. Each vested unit is equivalent to one share of Wingstop common stock.

52 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

With respect to the performance-based restricted stock units granted in 2025, the percentage of the award that is earned will be determined based on the achievement of the ROIIC metric over the three-year period beginning on the first day of the Company’s 2025 fiscal year and ending on the last day of the Company’s 2027 fiscal year, as follows:

Return on Incremental Invested Capital Level Achieved*	Percentage of Performance-based Equity Incentive Award Earned

≥ 50%	250%

45%	100%

42.5%	80%

40%	50%

< 40%	0%
* If performance is achieved at a level that is between the achievement levels set forth above, the payout level is determined through straight-line interpolation.

In 2025, the Compensation Committee granted the following annual equity incentive awards to our named executive officers:

Name	Performance-Based Restricted Stock Units		Service-Based Restricted Stock Units

Michael J. Skipworth	20,864	(1)	13,909	(2)

Alex R. Kaleida	3,986		2,658

Donnie S. Upshaw	2,859		1,906

Marisa J. Carona	3,065		2,044

Rajneesh Kapoor	3,065		2,044

(1)	Excludes 45,505 performance-based restricted stock units granted in as a one-time retention award in September 2025.

(2)	Excludes 45,505 service-based restricted stock units granted as a one-time retention award in September 2025.

WINGSTOP INC. 2026 PROXY STATEMENT | 53

COMPENSATION DISCUSSION AND ANALYSIS

As previously announced, in September 2025, the independent directors of the Board of Directors and the Compensation Committee approved a one-time retention equity award under the Wingstop Inc. 2024 Omnibus Incentive Plan to Mr. Skipworth to retain him, incentivize future service to the Company, and further align his interests with those of the Company’s stockholders:

•

Chief Executive Officer Retention Award: Consideration of a potential one-time award began in April 2025 in connection with analytical work performed by FW Cook at the request of the committee and continued during Board and committee meetings in May and August. The approved award consists of 45,505 performance-based restricted stock units and 45,505 service-based restricted stock units, each having a grant date value of $12.5 million. The performance-based units will be eligible to vest between 0% and 100% subject to the Company’s achievement of system-wide sales targets during the 12-month performance period commencing on the first day of the Company’s fiscal third quarter in 2029 and ending on the last day of the Company’s fiscal second quarter in 2030. The time-based restricted stock units vest following a five-year period from the date of grant.

Key Considerations	Objectives and Why this Benefits Wingstop’s Shareholders
Historical Performance

•

Mr. Skipworth is an experienced leader with over 10 years of tenure at Wingstop and a proven track record of success. In the last three fiscal years alone, with him as CEO, the Company has broken many sales and earnings records to the benefit of our shareholders:

◇

56% increase in system-wide footprint with over 1,000 new units added

◇

74% increase in system-wide sales

◇

194% increase in EBITDA

◇

86% stock price growth

◇

73% market cap growth

•

Feedback from our investors generally acknowledge our industry leading success under Mr. Skipworth’s direction and support the retention of his leadership as we move into the next phase of growth.

Retention $12.5M delivered in service-based restricted stock units

•

The Compensation Committee considered whether the entire retention award should be subject to performance goals.

•

Ultimately the Committee elected to provide 50% in the form of service-based restricted stock units as an appropriate retention tool.

•

The Company has a long history of pay-and-performance alignment and 60% of Mr. Skipworth’s annual long-term incentive awards are subject to performance-based vesting.

•

On an annualized basis, this amounts to an incremental $2.5M per year during this 5-year period to help retain Mr. Skipworth – subject to a 5-year cliff vesting requirement (no ratable vesting).

•

Five-year cliff vesting supports long-term investor interests and evolving governance best practices.

•

The labor market for seasoned executive talent is increasingly competitive in our industry as we compete against established brands and new entrants.

Future Performance $12.5M delivered in performance-based restricted stock units

•

5-year performance-based cliff vesting, with units earned only on achievement of rigorous system-wide sales growth goals at the end of the 5-year performance period.

•

Performance goals will be fully disclosed at the time of vesting to allow our investors to assess the alignment between performance achieved and compensation paid. We do not disclose our five-year goals at the time of grant as this information is commercially sensitive. Competitive benchmarking and feedback from our shareholders generally acknowledge that we have a history of setting growth goals above industry standards.

•

The performance goals are designed to complement the objectives under the annual short-term incentive plan and the annual long-term incentive plan.

•

The performance-based restricted stock units are entirely at risk and will only be earned if the Company, under Mr. Skipworth’s leadership, outperforms rigorous system-wide sales growth targets to the benefit of our shareholders.

•

The award is capped at 100% of target number of units. Any incremental performance above target is entirely to the benefit of shareholders.

54 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Policies and Practices Related to the Timing of Equity Awards
. The Compensation Committee generally grants annual equity incentive awards, including those granted to our named executive officers, at the Compensation Committee’s regular quarterly meeting following the public announcement of the Company’s fourth quarter and fiscal year-end
results. The Compensation Committee believes that this practice allows it to (i) consider the Company’s performance in the prior fiscal year in determining the equity incentive awards to be granted to our named executive officers and (ii) make a reasonable estimate of the Company’s performance in the current fiscal year, in order to determine appropriate performance metrics for performance-based awards. The Compensation Committee may also grant equity awards in connection with new hires, promotions, and/or for retention purposes. The Compensation Committee does not grant equity awards in anticipation of the release of MNPI, and the Company does not time the release of
M
NPI based upon grant dates of equity. For more information regarding the timing of equity award grants, see “Other Compensation Information—Policies and Practices Related to the Grant of Equity Awards Close in Time to the Release of Material Nonpublic Information” on page 6
1
.
Vesting of Performance-Based Equity Incentive Awards with a Performance Period Ended 2025
. Performance-based equity incentive awards with a performance period ended 2025 include:

•
Achievement for Performance-Based Equity Awards Granted in 2023
. Performance-based equity awards were granted in March 2023 and could have vested between 0% and 250% of the target number of restricted stock units based on the Company’s return on incremental invested capital over the three-year period ending on the last day of the Company’s 2025 fiscal year. Based on the Company’s ROIIC of 83.9% for the three-year period, which exceeded the maximum performance goal of 45%, these awards were earned at 250%. For additional detail on the performance goals, including threshold, target, and maximum ROIIC achievement levels and corresponding payout scale, see the Company’s 2024 proxy statement.

Vesting and Forfeiture
. The vesting of equity incentive awards is generally contingent on continued service and/or the determination of the satisfaction of performance criteria. However, vesting of equity incentive awards is accelerated upon certain qualifying events. See “Executive Compensation—Potential Payments upon Termination or Change in Control” below for further details.
Any outstanding restricted stock units and stock options held by our named executive officers are subject to forfeiture in accordance with the terms of the respective award agreements if the executive voluntarily terminates employment before the award vests, the executive is terminated with or without cause, or the executive otherwise fails to comply with the terms of his or her award agreement.
Dividend Equivalent Rights
. In order to closely align management and stockholder interests in all aspects of the Company’s operations and capital structure, the Company provides the right to receive dividend equivalent payments on unvested restricted stock units if the Company declares a dividend on its common stock. In order to receive the dividend equivalent payments, the equity incentive awards must vest in accordance with the applicable performance criteria, and the Company must have a sufficient liquidity position to pay the dividend (including the dividend equivalents). Consequently, the Compensation Committee views dividend equivalents as performance-based compensation.

WINGSTOP INC. 2026 PROXY STATEMENT | 55

COMPENSATION DISCUSSION AND ANALYSIS

Pay-for-Performance
Alignment
Our sustained operational outperformance characterized by
development-led
system growth, expanding profitability, and strong unit economics within an asset-light structure has his tori
cally translated into compelling long-term stockholder returns.
Our Board and management team demand operational excellence to deliver exceptional value to our customers and stakeholders, and our compensation programs are designed to align with the Company’s pay-for-performance
compensation philosophy. Wingstop’s (i) operational performance over the last three years and (ii) stock price performance since our initial public offering, each as compared to the restaurant industry and S&P 500, are depicted below.

Wingstop’s History of Industry-Leading Operational Performance

Revenue Growth 3-year compound annual growth	4.3% Restaurant Industry Peer Group Median (1)	4.9% General Industry S&P 500 Median	24.9%	Wingstop’s revenue growth exceeds the median growth among restaurant peers and the S&P 500.

EBITDA Growth (2)(3) 3-year compound annual growth	9.0% Restaurant Industry Peer Group Median (1)	5.2% General Industry S&P 500 Median	30.9%	Wingstop’s EBITDA growth exceeds the median growth among restaurant industry peers and the S&P 500.

Net New Unit Growth 3-year cumulative net new openings	122 Restaurant Industry Peer Group Median (1)	N/A General Industry S&P 500 Median	1,097	Wingstop’s net new unit growth exceeds the median growth among restaurant peers.

Market Capitalization Growth 3-year compound annual growth	8.6% Restaurant Industry Peer Group Median (1)	7.8% General Industry S&P 500 Median	20.0%	Wingstop’s market cap growth exceeds the median growth among restaurant industry peers and the S&P 500.
Third-Party Data Source: Operating and market performance derived from data as reported in Nasdaq Insights financial database. Nasdaq may adjust certain metrics for relative comparison purposes. These adjustments may or may not align with how each individual company, including Wingstop, reports its own performance on a GAAP or non-GAAP
basis. References to the S&P 500 reflect median performance of index constituents based on available public information as of the closest fiscal year end as of March 6, 2025, each on an equal-weight basis.

(1)
Restaurant Industry Peer Group includes: Bloomin’ Brands, Inc., Brinker International, Inc., CAVA Group, Inc., Darden Restaurants, Inc., Dine Brands Global, Inc., Domino’s Pizza, Inc., Dutch Bros Inc., Jack in the Box Inc., Papa John’s International, Inc., Shake Shack Inc., Texas Roadhouse, Inc., The Cheesecake Factory Incorporated, and The Wendy’s Company.

56 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

(2)
We define EBITDA as net income before interest expense, net, income tax expense (benefit), and depreciation and amortization. See Appendix I for a r eco
nciliation of EBITDA, a
non-GAAP
financial measure, to net income as reported under GAAP.

(3)
Net income
3-year
compound annual growth over the same period is as follows: (i) 3.3% for the Restaurant Industry Peer Group Median, (ii) 2.7% for the General Industry S&P 500 Median and (iii
) 48.8
% for Wingstop’s net income growth.

Wingstop’s Industry-Leading Operational Performance from March 14, 2022 to December 27, 2025
From Mr. Skipworth’s appointment to serve as Chief Executive Officer through the Company’s fiscal year ended December 27, 2025, the Company’s TSR has more than tripled the 75 th
percentile of our peer group and more than quadrupled the S&P 400 MidCap Index. During the same period, total realizable compensation paid to Mr. Skipworth represents 2% of the incremental value delivered to the stockholders.

Wingstop’s Long-term History of Delivering Market-Leading Performance

WINGSTOP INC. 2026 PROXY STATEMENT | 57

COMPENSATION DISCUSSION AND ANALYSIS

Wingstop’s CEO Pay Aligns with Long-term Company Performance

•	All dollar values in $ millions.
•	Target Compensation includes base salary, target bonus, and the grant value of long-term incentives at target.
•
Realizable Compensation includes base salary, actual bonus paid, and long-term incentives revalued using 12/27/25 close price ($255.86 / share) and actual payouts (projected payouts for outstanding awards).

Wingstop’s History of Best in Class Shareholder Returns

58 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Since our initial public offering, Wingstop has delivered best-in-class long-term TSR relative to our peer group and broader market indices. While annual TSR performance may vary from year to year, our long-term track record reflects the strength of our model and our consistent focus on compounding system-wide sales, profitability, and capital efficiency
Our long-term TSR outperformance has been powered by disciplined execution of our development strategy, expansion of our global footprint, and the strength of our asset-light, cash-generative business model. We remain focused on reinforcing these structural advantages to support continued long-term va lue
creation.
In addition to reinvesting in strategic growth initiatives, we maintain a disciplined approach to capital allocation. As part of this strategy, we are committed to returning capital to shareholders through a combination of dividends and share repurchases, targeting up to 50% of free cash flow over time consistent with our peer group, while preserving financial flexibility to support long-term growth.
During fiscal year 2025, we repurchased 1,218,393 shares of our common stock at an average price of $256.43 per share, reflecting our ongoing commitment to enhancing long-term shareholder value.

Other Compensation Components and Benefit
Employee Benefit Plans
We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical, dental, group life insurance, accidental death and dismemberment insurance, long-term and short-term disability insurance, an employee stock purchase plan and a 401(k) plan. Our named executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. The Compensation Committee in its discretion may revise, amend, or add to a named executive officer’s benefits and perquisites if it deems it advisable.
The Wingstop Inc. Employee Stock Purchase Plan (the “ESPP”) allows eligible employees to purchase Wingstop stock at a 15% discount to the fair market value on the first trading day of an offering period or the last trading day of the offering period, whichever is less. Currently, the ESPP offering periods are approximately six months in duration, beginning on the 15 th
day following the close of our trading window for the second and fourth fiscal quarters each year and ending on the last trading day immediately preceding the start of the next succeeding offering period. Employee purchases under the ESPP are limited to $25,000 during each offering period and calendar year.
We maintain a 401(k) profit sharing plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified
plan under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”) so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax
compensation, up to the applicable statutory limit. Participants who are at least 50 years old can also make
“catch-up”
contributions, which are limited to a certain amount above the standard statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee, subject to the participants’ ability to give investment directions by following certain procedures. We provide matching contributions under our 401(k) plan for up to 5% of eligible compensation. We match dollar for dollar on the first 3% of contributions, and then match 50 cents on the dollar for the next 2% of contributions. Our 401(k) plan also permits us to make discretionary contributions, and all of our contributions are subject to established limits and a vesting schedule.
We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.
Perquisites and Indemnification
We do not generally provide perquisites to our named executive officers that are not available to employees generally. However, the Compensation Committee has authorized the reimbursement of up to $15,000 for named executive officers participating in a Company-approved executive health program. Also, pursuant to our Bylaws, we are required to indemnify, to the fullest extent permitted by applicable law, any person who was or is made, or is threatened to be made, a party, or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or an officer of the Company, including our named executive officers. From time to time, we may provide perquisites for recruitment or retention purposes.

WINGSTOP INC. 2026 PROXY STATEMENT | 59

COMPENSATION DISCUSSION AND ANALYSIS

Severance and Change of Control Benefits
The Company maintains an Executive Severance Plan applicable to all of our named executive officers, pursuant to which our named executive officers would be eligible to receive cash severance in the event of a termination of employment by the Company without cause or by the officer for good reason, including in connection with a change in control. All potential change in control payments are “double trigger,” meaning a named executive officer must incur a qualifying termination of employment following a change in control, to be eligible for these payments. See “Executive Compensation—Potential Payments upon Termination or Change in Control” below for more information.
Employment Agreements
None of our named executive officers has an employment agreement.
2025 Executive Compensation Program
The Compensation Committee believes that our compensation programs are working well and our stockholders have expressed support, with 98.8% of stockholders voting in favor of our
Say-On-Pay
Proposal in 2025. As a result, the Compensation Committee did not make changes to the components of the executive compensation program for 2026, including with respect to the performance measures and equity mix. The annual cash incentive program will continue to remain focused on Adjusted EBITDA and net new units; and the long-term incentive equity awards will continue to be earned based on ROIIC performance. The Compensation Committee did, however, (i) increase the slope of the payout curve for the net new unit openings performance metric for the annual cash incentive program to require additional performance to achieve a maximum payout for such metric and (ii) increase the threshold, target, and maximum achievement percentages for the ROIIC performance metric for the performance-based restricted stock units. The Compensation Committee will continue to review the effectiveness of our performance metrics and equity mix for future grants to ensure that we are incentivizing our executives appropriately.
Other Compensation Information
Prohibition on Hedging and Pledges
The Company’s insider trading compliance policy generally prohibits directors, executive officers, and employees from engaging in hedges in the Company’s securities. In addition, the policy prohibits certain senior officers and directors from making pledges of the Company’s securities. See “Corporate Governance—Insider Trading Compliance Policy; Prohibition on Hedges and Pledges” for additional information.
Clawback Policy
The Company has adopted a clawback policy for the recovery of incentive-based compensation to comply with Rule
10D-1
of the Exchange Act and the listing standards adopted by Nasdaq. Our clawback policy provides that, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws, we will seek to recover certain incentive-based compensation received by any current or former executive officer during the three completed fiscal years preceding the restatement date (as defined in the policy).
Further, our 2015 Omnibus Plan, 2024 Omnibus Plan, and Executive Severance Plan discussed below each contain additional provisions pursuant to which the Compens ation
Committee may seek to recoup compensation. See “Corporate Governance—Clawback Policy” for additional information.

60 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Policies and Practices Related to the Grant of Equity Awards Close in Time to the Release of Material Nonpublic Information
The Compensation Committee does not take into account MNPI when determining the timing or terms of equity awards, nor do we time disclosure of MNPI for the purpose of affecting the value of executive compensation. During 2025, the Company did not
grant stock options (or similar awards) to any executive officer during any period beginning four business days before and ending one business day after the filing of any periodic report on Form
10-Q
or Form
10-K,
or the filing or furnishing of any current report on Form
8-K
that disclosed MNPI. More broadly, the Company has not awarded stock options (or similar awards) since 2022.
Compliance with Section 409A
Section 409A of the Code (“Section 409A”) sets forth limitations on the deferral and payment of certain benefits. The Compensation Committee generally intends to (i) administer our executive officer compensation program, (ii) design individual compensation components, and (iii) administer the compensation plans and arrangements for our em plo
yees generally, so that they are either exempt from, or satisfy the requirements of, Section 409A.

WINGSTOP INC. 2026 PROXY STATEMENT | 61

COMPENSATION DISCUSSION AND ANALYSIS

Accounting Considerations

The Compensation Committee recognizes accounting implications that may impact named executive officer compensation. For example, we record salaries and performance-based compensation in the amount paid or to be paid to the named executive officers in our financial statements. Also, GAAP requires us to record an expense in our financial statements for equity awards, even though equity awards are not paid as cash to employees and may not vest or be earned by such employees.

Risks Related to Compensation Plans

The Company’s compensation policies and practices are designed to encourage its employees, including its named executive officers, to remain focused on both the short-term and long-term strategies of the Company, while at the same time discouraging employees from taking unnecessary and excessive risks that could ultimately threaten the value of the Company. The following elements of our compensation programs contribute to risk mitigation:

•	a balance between fixed components of compensation and performance-based compensation;

•	the Company’s officers are subject to the Company’s stock ownership guidelines; and

•	the Company’s officers are subject to the Company’s insider trading compliance policy and the Company’s clawback policy, which are designed to reduce the risks inherent in incentive compensation.

The Compensation Committee has reviewed the Company’s current compensation policies and practices and believes that, in light of their overall structure, the risks arising from such compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

62 | WINGSTOP INC. 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement.

Submitted by the Compensation Committee:

David L. Goebel, Chair

Thomas R. Greco

Michael J. Hislop

Wesley S. McDonald

Ania M. Smith

WINGSTOP INC. 2026 PROXY STATEMENT | 63

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth total compensation for our named executive officers for 2025, 2024 and 2023, calculated in accordance with SEC rules and regulations. The named executive officers include Mr. Skipworth, the Company’s Principal Executive Officer, Mr. Kaleida, the Company’s Principal Financial and Accounting Officer, and our three other highest paid executive officers.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock/ Unit Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)

Michael J. Skipworth(5)	2025	959,231	—	32,590,697	—	1,708,800	29,867	35,288,595
President and Chief Executive Officer	2024	789,808	—	6,628,077	—	1,800,000	33,771	9,251,656
	2023	740,000	—	4,425,150	—	1,650,000	30,565	6,845,715
Alex R. Kaleida	2025	544,904	—	1,450,252	—	534,000	34,676	2,563,832
Senior Vice President, Chief Financial Officer	2024	509,712	100,000	1,217,947	—	700,000	28,490	2,556,149
	2023	435,000	—	725,207	—	450,000	30,154	1,640,361
Rajneesh Kapoor	2025	531,846	—	1,115,193	—	500,000	14,896	2,161,423
Senior Vice President, President of International	2024	500,000	—	1,017,736	—	500,000	14,384	2,032,120
	2023	326,923	—	1,050,222	—	500,000	2,222	1,879,367
Marisa J. Carona	2025	534,906	—	1,115,193	—	427,200	25,949	2,103,248
Senior Vice President, Chief U.S. Franchise Operations and Development Officer	2024	483,981	—	1,017,736	—	600,000	32,038	2,133,755
	2023	435,000	—	725,207	—	450,000	31,015	1,641,222

Donnie S. Upshaw	2025	530,596	—	1,040,104	—	427,200	34,718	2,032,618
Senior Vice President, Corporate Restaurants and Chief People Officer	2024	511,943	100,000	1,017,736	—	600,000	125,088	2,354,767
	2023	487,000	—	725,207	—	570,000	127,187	1,909,394

(1)

Represents the amount of base salary actually earned by the named executive officer during the year. For additional information concerning our named executive officer base salaries, see “Compensation Discussion and Analysis—Elements of Executive Compensation—Base Salary.”

(2)

Amounts shown do not reflect compensation actually received by the named executive officers. Rather, the amounts represent the aggregate grant date fair value of awards granted to the named executive officers in 2025, 2024 and 2023, as applicable, in each case computed in accordance with ASC 718 and assuming no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 15, “Stock-Based Compensation,” in the annual consolidated financial statements included in the Form 10-K filed with the SEC on February 18, 2026. The grant date fair value for performance-based restricted stock units is reported in the table above based on the probable outcome of the performance conditions at the target level on the grant date. The performance-based restricted stock units granted in 2025 are subject to increase beyond the target level based on the achievement of a maximum performance level. The value at the date of grant of the 2025 performance-based restricted stock units, assuming the achievement of the maximum performance level, would have been as follows: Mr. Skipworth, $23,885,708; Mr. Kaleida, $2,175,160; Mr. Kapoor, $1,672,571; Ms. Carona, $1,672,571; Mr. Upshaw, $1,560,156. See “Elements of Executive Compensation—Equity Incentive Awards—Fiscal Year 2025 Equity Grants.”

(3)

Amounts shown represent bonuses earned by the named executive officers based on the achievement of performance goals. Bonuses paid to the named executive officers for 2025 were determined in accordance with the terms of the 2025 cash bonus plan. See “Compensation Discussion and Analysis—Elements of Executive Compensation—Performance-Based Annual Cash Incentives” for additional information.

64 | WINGSTOP INC. 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

(4)

Includes the following for 2025: Company match under the 401(k) plan, Company-paid premiums for long-term disability (“LTD”) coverage, and other expenses including Company reimbursement of executive health expenses:

Name	401(k) match ($)	Company- Paid Premiums for LTD Coverage ($)	Other Expenses ($)	Total All Other Compensation ($)

Michael J. Skipworth	14,000	384	15,483	29,867

Alex R. Kaleida	14,000	384	20,292	34,676

Rajneesh Kapoor	14,000	384	512	14,896

Marisa J. Carona	14,000	384	11,565	25,949

Donnie S. Upshaw	14,000	384	20,334	34,718

(5)

All amounts shown for Mr. Skipworth reflect compensation paid to him for his service as our President and Chief Executive Officer. Mr. Skipworth did not receive additional compensation for his service as a director.

The amounts reported in the Summary Compensation Table are described more fully under “Compensation Discussion and Analysis” herein.

WINGSTOP INC. 2026 PROXY STATEMENT | 65

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards Table

The following table sets forth information regarding the plan-based awards granted to each named executive officer during the 2025 fiscal year:

	Grant Date (2025)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards of Shares or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael J. Skipworth	n/a	(2)	540,000	1,200,000	2,400,000	—	—	—	—	—	—	—
	03/06	(3)	—	—	—	10,432	20,864	52,160	—	—	—	4,554,194
	09/11	(5)	—	—	—	—	45,505	45,505	—	—	—	12,500,224
	03/06	(4)	—	—	—	—	—	—	13,909	—	—	3,036,057
	09/11	(6)	—	—	—	—	—	—	45,505	—	—	12,500,224
Alex R. Kaleida	n/a	(2)	168,750	375,000	750,000	—	—	—	—	—	—	—
	03/06	(3)	—	—	—	1,993	3,986	9,965	—	—	—	870,064
	03/06	(4)	—	—	—	—	—	—	2,658	—	—	580,188
Rajneesh Kapoor	n/a	(2)	135,000	300,000	600,000	—	—	—	—	—	—	—
	03/06	(3)	—	—	—	1,533	3,065	7,663	—	—	—	669,028
	03/06	(4)	—	—	—	—	—	—	2,044	—	—	446,164
Marisa J. Carona	n/a	(2)	135,000	300,000	600,000	—	—	—	—	—	—	—
	03/06	(3)	—	—	—	1,533	3,065	7,663	—	—	—	669,028
	03/06	(4)	—	—	—	—	—	—	2,044	—	—	446,164
Donnie S. Upshaw	n/a	(2)	135,000	300,000	600,000	—	—	—	—	—	—	—
	03/06	(3)	—	—	—	1,430	2,859	7,148	—	—	—	624,063
	03/06	(4)	—	—	—	—	—	—	1,906	—	—	416,042

(1)

Amounts represent the aggregate grant date fair value of restricted stock units granted to each named executive officer in 2025 computed in accordance with ASC 718 and assuming no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 15, “Stock-Based Compensation,” in the annual consolidated financial statements included in our fiscal 2025 Annual Report on Form 10-K filed with the SEC on February 18, 2026. Restricted stock units accrue dividend equivalents which are paid at vesting of the underlying awards.

(2)

Represents possible payout amounts as of the grant date under the 2025 annual cash bonus plan based on the achievement of the performance goals described above in “Compensation Discussion and Analysis—Elements of Executive Compensation—Performance-Based Annual Cash Incentives.”

(3)

Represents an award of performance-based restricted stock units that vest based upon the achievement of the Company’s ROIIC goals measured over a three-year period. For purposes of this table, the “Threshold” column represents a 50% payout of the target award because it was the minimum amount that would vest under the terms of the award other than no vesting; and the “Maximum” column represents a 250% payout of the target award. For additional information, see “Elements of Executive Compensation—Equity Incentive Awards—Fiscal Year 2025 Equity Grants.”

(4)

Represents an award of service-based restricted stock units that vest in three equal annual installments beginning on the first anniversary of the date of grant. Each vested unit is equivalent to one share of Wingstop common stock. For additional information, see “Elements of Executive Compensation—Equity Incentive Awards—Fiscal Year 2025 Equity Grants.”

(5)

Represents an award of performance-based restricted stock units that vest based upon the achievement of the Company’s System Sales measured over a one-year period from 2029 to 2030. For purposes of this table, the “Threshold” column represents a 50% payout of the target award because it was the minimum amount that would vest under the terms of the award other than no vesting; and the “Maximum” column represents a 100% payout of the target award. For additional information, see “Elements of Executive Compensation—Equity Incentive Awards—Fiscal Year 2025 Equity Grants.”

(6)

Represents an award of service-based restricted stock units that vest on the fifth anniversary of the date of grant. Each vested unit is equivalent to one share of Wingstop common stock. For additional information, see “Elements of Executive Compensation—Equity Incentive Awards—Fiscal Year 2025 Equity Grants.”

66 | WINGSTOP INC. 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of the end of the 2025 fiscal year.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Michael J. Skipworth	3/2/2022	(2)	1,323	—	140.94	3/2/2032	—	—	—	—
	3/9/2023	(3)	—	—	—	—	—	—	15,662	10,146,235
	3/9/2023	(4)	—	—	—	—	3,481	902,032	—	—
	3/7/2024	(3)	—	—	—	—	—	—	10,726	6,926,583
	3/7/2024	(4)	—	—	—	—	4,768	1,231,622	—	—
	3/6/2025	(3)	—	—	—	—	—	—	20,864	5,368,933
	3/6/2025	(4)	—	—	—	—	13,909	3,579,203	—	—
	9/11/2025	(5)	—	—	—	—	—	—	45,505	11,671,577
	9/11/2025	(6)	—	—	—	—	45,505	11,671,577	—	—
Alex R. Kaleida	3/2/2022	(2)	1,438	—	140.94	3/2/2032	—	—	—	—
	3/9/2023	(3)	—	—	—	—	—	—	2,567	1,662,967
	3/9/2023	(7)	—	—	—	—	571	147,963	—	—
	3/7/2024	(3)	—	—	—	—	—	—	1,971	1,272,823
	3/7/2024	(4)	—	—	—	—	876	226,280	—	—
	3/6/2025	(3)	—	—	—	—	—	—	3,986	1,025,717
	3/6/2025	(4)	—	—	—	—	2,658	683,983	—	—
Donnie S. Upshaw	3/4/2020	(7)	3,383	—	74.77	3/4/2030	—	—	—	—
	3/3/2021	(8)	2,195	—	125.11	3/3/2031	—	—	—	—
	3/2/2022	(2)	2,300	—	140.94	3/2/2032	—	—	—	—
	3/9/2023	(3)	—	—	—	—	—	—	2,567	1,662,967
	3/9/2023	(4)	—	—	—	—	571	147,963	—	—
	3/7/2024	(3)	—	—	—	—	0	—	1,647	1,063,591
	3/7/2024	(4)	—	—	—	—	732	189,083	—	—
	3/6/2025	(3)	—	—	—	—	—	—	2,859	735,706
	3/6/2025	(4)	—	—	—	—	1,906	490,471	—	—
Rajneesh Kapoor	5/1/2023	(3)	—	—	—	—	—	—	1,586	1,026,697
	5/1/2023	(3)	—	—	—	—	—	—	1,586	1,026,697
	5/1/2023	(4)	—	—	—	—	353	91,406	—	—
	5/1/2023	(4)	—	—	—	—	353	91,406	—	—
	3/7/2024	(3)	—	—	—	—	—	—	1,647	1,063,591
	3/7/2024	(4)	—	—	—	—	732	189,083	—	—
	3/6/2025	(3)	—	—	—	—	—	—	3,065	788,716
	3/6/2025	(4)	—	—	—	—	2,044	525,983	—	—

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EXECUTIVE COMPENSATION

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Marisa J. Carona	3/2/2022	(2)	719	—	140.94	3/2/2032	—	—	—	—
	3/9/2023	(3)	—	—	—	—	—	—	2,567	1,662,967
	3/9/2023	(4)	—	—	—	—	571	147,963	—	—
	3/7/2024	(3)	—	—	—	—	—	—	1,647	1,063,591
	3/7/2024	(4)	—	—	—	—	732	189,083	—	—
	3/6/2025	(3)	—	—	—	—	—	—	3,065	788,716
	3/6/2025	(4)	—	—	—	—	2,044	525,983	—	—

(1)

Amounts shown reflect the value of (i) the underlying common stock calculated by multiplying the number of unvested restricted stock units by the closing price of our common stock on Nasdaq on December 27, 2025, the last trading day of fiscal year 2025, which was $256.19 per share and (ii) dividend equivalent payments accrued on the awards as of December 28, 2025 that are to be paid upon vesting of the award.

(2)

Represents a stock option representing the right to purchase shares of common stock, which will vest and become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. The exercise price of this stock option was originally $144.94 per share but has been reduced to $140.94 to reflect the impact of special dividends paid to our stockholders.

(3)

Represents the number of performance-based restricted stock units at grant, which are expected to vest at 250% of the target for those granted in 2023 and 2024 and 100% for those granted in 2025 based upon the achievement of the Company’s ROIIC goals for a three-year period, and which level of achievement has been factored in to the payout value. The number of restricted stock units that would vest upon threshold performance achievement of the ROIIC metric is equal to 50% of the target number of restricted stock units, and the number that would vest upon maximum performance achievement is equal to 250% of the target number.

(4)	Represents an award of service-based restricted stock units that vests in three equal annual installments beginning on the first anniversary of the date of grant.

(5)

Represents the number of performance-based restricted stock units at grant, which are expected to vest at 100% of the target based upon the achievement of the Company’s System Sales goals for a one-year period commencing in fiscal year 2029, and which level of achievement has been factored in to the payout value. The number of restricted stock units that would vest upon threshold performance achievement of the System Sales metric is equal to 50% of the target number of restricted stock units, and the number that would vest upon maximum performance achievement is equal to 100% of the target number.

(6)	Represents an award of service-based restricted stock units that vests on the third anniversary of the date of grant.

(7)

Represents a stock option representing the right to purchase shares of common stock, which vested and became exercisable in three equal annual installments beginning on the first anniversary of the date of grant. The exercise price of this stock option was originally $83.77 per share but has been reduced to $74.77 to reflect the impact of special dividends paid to our stockholders.

(8)

Represents a stock option representing the right to purchase shares of common stock, which will vest and become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. The exercise price of this stock option was originally $129.11 per share but has been reduced to $125.11 to reflect the impact of special dividends paid to our stockholders.

68 | WINGSTOP INC. 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested Table

The following table sets forth a summary of the option exercises and vesting of restricted stock units during fiscal year 2025 for each of the named executive officers:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)

Michael J. Skipworth	2,614	537,381	56,667	16,901,907

Alex R. Kaleida	719	159,266	13,473	3,982,911

Donnie S. Upshaw	—	—	17,855	5,269,477

Marisa J. Carona	1,204	274,376	13,401	3,966,469

Rajneesh Kapoor	—	—	1,070	267,715

(1)

Amounts shown reflect the value of shares obtained upon exercise of the stock option by taking the difference between the market price of the underlying securities at exercise and the exercise price of the option. The weighted average exercise price for Mr. Skipworth’s option exercises was $133.12. The weighted average exercise price for Mr. Kaleida’s option exercises was $140.94. The weighted average exercise price for Ms. Carona’s option exercises was $134.56.

(2)

Amounts shown reflect (i) the value of shares obtained upon the vesting of restricted stock units by multiplying the number of vested restricted stock units by the closing price of our common stock on Nasdaq on the date of vesting and (ii) accrued dividend equivalents that were paid upon the vesting of the restricted stock units.

WINGSTOP INC. 2026 PROXY STATEMENT | 69

EXECUTIVE COMPENSATION

Pension Benefits; Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide any pension benefits, nonqualified defined contribution or other deferred compensation plans for our named executive officers.

Severance Arrangements

Our named executive officers participate in our Executive Severance Plan and are entitled to acceleration of their equity awards and other payments upon certain qualifying terminations of employment, including in connection with a change in control, as described in detail below.

Executive Severance Plan

All named executive officers are eligible to participate in our Executive Severance Plan (each, a “Participant”). The Executive Severance Plan provides for certain benefits to Participants upon a Participant’s employment termination (a) by the Company without cause (as defined in the Executive Severance Plan), (b) by the Participant for good reason (as defined in the Executive Severance Plan), or (c) as a result of the death of the Participant within a specified period of a change in control (each, a “Qualifying Termination”). In the event of a Qualifying Termination, such Participant will be eligible for:

(1)

Severance payments in an aggregate amount equal to the product of (a) 2.0 for the chief executive officer, 1.5 for executive vice presidents or 1.0 for any other Participant and (b) the Participant’s annual base salary, to be paid in equal installments over 12 months in accordance with the Company’s normal payroll practices;

(2)

An annual bonus payment equal to the amount that the Participant would have earned for the entire fiscal year in which the termination occurs, based on actual achievement of the relevant performance goals, pro-rated for the number of days actually served during the year; and

(3)

Certain COBRA premium payments until the earlier of (a) a period of 24 months for the chief executive officer, 18 months for executive vice presidents or 12 months for all other Participants and (b) the date the Participant becomes covered under another employer’s health care plan.

In the event that a Qualifying Termination occurs within the 24-month period following a change in control (as defined in the Executive Severance Plan), such Participant will instead be eligible for the following enhanced benefits:

(1)

Severance payments in an aggregate amount equal to the product of (a) 2.5 for the chief executive officer, 2.0 for executive vice presidents or 1.5 for any other Participant and (b) the Participant’s annual base salary plus target bonus for the year in which the termination occurs;

(2)	An annual bonus payment equal to the Participant’s target bonus amount, pro-rated for the number of days actually served during the year; and

(3)

Certain COBRA premium payments until the earlier of (a) a period of 30 months for the chief executive officer, 24 months for executive vice presidents or 18 months for all other Participants and (b) the date the Participant becomes covered under another employer’s health care plan.

Severance benefits may be forfeited or reduced in certain circumstances, including in connection with certain required accounting restatements, a Participant’s breach of the release of claims, or a Participant’s breach of the restrictive covenants contained in the Participation Agreement. In the event that a Participant would otherwise incur excise tax liability as a result of any payments or benefits provided to the Participant that classify as excess parachute payments under Section 280G of the Code, the Participant will either receive the payments and benefits in full or will have such payments and benefits reduced to the minimum extent necessary to avoid such excise tax liability, whichever of the foregoing results in the Participant’s receipt on an after-tax basis of the greatest amount of payments and benefits.

70 | WINGSTOP INC. 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Accelerated Vesting under Equity Award Agreements

Stock Options

The stock options granted to the named executive officers under the 2015 Omnibus Plan include provisions that accelerate vesting in certain circumstances, including upon a change of control (as defined in the 2015 Omnibus Plan).

The occurrence of a change in control will not itself result in the cancellation, acceleration of exercisability or vesting, lapse of any period of restriction or settlement or other payment with respect to any outstanding stock option to the extent that the Board or the Compensation Committee determines in its discretion, prior to such change in control, that such outstanding stock option shall be honored or assumed, or new rights substituted therefor in accordance with the 2015 Omnibus Plan. Absent such a determination by the Board or the Compensation Committee, all outstanding stock options shall be cancelled in exchange for an amount equal to the difference between the exercise price and the fair market value on the date of the change in control.

In the case of termination as a result of death or disability, the employment of our named executive officers will be deemed to have been terminated on the last day of the fiscal year in which the death or disability occurs, and that year will be counted toward the vesting of the applicable award.

In the case of termination by the Company without cause or voluntary termination by the named executive officer, our named executive officers’ stock options, to the extent vested and exercisable, must be exercised within 90 days of the effective date of the termination. The unvested remainder of the stock option will be immediately and automatically forfeited upon the effective date of termination.

Restricted Stock Units

The unvested service-based and performance-based restricted stock units held by our named executive officers generally vest in full or at the maximum achievement following a change in control if, within six months prior or two years following such change in control, the named executive officer is terminated without cause by the Company (or its successor) or the named executive officer terminates his or her employment for good reason.

With respect to service-based restricted stock units, in the case of termination as a result of death or disability, the employment of our named executive officers will be deemed to have been terminated on the next scheduled anniversary of the date of grant, and that period will count toward the applicable vesting schedule. With respect to performance-based restricted stock units, in the case of termination as a result of death or disability, a pro rata portion of our named executive officers’ performance-based restricted stock units vest, calculated by multiplying the maximum performance-based restricted stock units that could be earned by a fraction, the numerator of which equals the number of days that the named executive officer was employed during the respective performance period and the denominator of which equals the number of days in the performance period.

In the case of termination by the Company without cause or voluntary termination by the named executive officer, the unvested portion of our named executive officers’ restricted stock units will be immediately and automatically forfeited.

WINGSTOP INC. 2026 PROXY STATEMENT | 71

EXECUTIVE COMPENSATION

Potential Payments upon Termination or Change in Control

The following table shows potential payments to our named executive officers pursuant to our Executive Severance Plan for various scenarios involving death, disability, change in control, termination without cause, or termination for good reason (as defined under applicable plans or awards), using, where applicable, the closing price of our common stock of $$256.19 as reported on Nasdaq as of December 26, 2025, the last trading day of fiscal year 2025, and assuming that the applicable triggering event occurred on December 27, 2025. In the event of a voluntary termination, the named executive officers are entitled only to amounts previously earned; all unvested stock awards are forfeited.

Name	Benefit	Death ($)	Disability ($)	Change in Control(1) ($)		Termination Without Cause ($)		Termination by NEO for Good Reason ($)

Michael J. Skipworth	Cash severance benefit	—	—	5,500,000	(2)	2,000,000	(2)	2,000,000	(2)

	2025 bonus	—	—	1,200,000	(3)	1,708,800	(4)	1,708,800	(4)

	Continuation of health benefits	—	—	62,839	(5)	78,549	(5)	78,549	(5)

	Vesting of equity awards(6)	45,283,735	45,283,735	59,551,162		23,343,155		23,343,155

	Total	45,283,735	45,283,735	66,314,001		27,130,504		27,130,504

Alex R. Kaleida	Cash severance benefit	—	—	1,387,500	(7)	550,000	(7)	550,000	(7)

	2025 bonus	—	—	375,000	(3)	534,000	(4)	534,000	(4)

	Continuation of health benefits	—	—	34,502	(8)	51,752	(8)	51,752	(8)

	Vesting of equity awards(6)	3,853,812	3,853,812	6,558,309		—		—

	Total	3,853,812	3,853,812	8,355,311		1,135,752		1,135,752

Rajneesh Kapoor	Cash severance benefit	—	—	1,260,000	(7)	540,000	(7)	540,000	(7)

	2025 bonus	—	—	300,000	(3)	427,200	(4)	427,200	(4)

	Continuation of health benefits	—	—	10,927	(8)	16,390	(8)	16,390	(8)

	Vesting of equity awards(6)	3,871,072	3,871,072	5,986,654		—		—

	Total	3,871,072	3,871,072	7,557,581		983,590		983,590

Marisa J. Carona	Cash severance benefit	—	—	1,260,000	(7)	625,000	(7)	625,000	(7)

	2025 bonus	—	—	300,000	(3)	427,200	(4)	427,200	(4)

	Continuation of health benefits	—	—	29,702	(8)	53,861	(8)	53,861	(8)

	Vesting of equity awards(6)	3,445,796	3,445,796	5,561,378		—		—

	Total	3,445,796	3,445,796	7,151,080		1,106,061		1,106,061

Donnie S. Upshaw	Cash severance benefit	—	—	1,387,500	(7)	625,000	(7)	625,000	(7)

	2025 bonus	—	—	300,000	(3)	427,200	(4)	427,200	(4)

	Continuation of health benefits	—	—	35,907	(8)	53,861	(8)	53,861	(8)

	Vesting of equity awards(6)	3,389,834	3,389,834	5,393,342		—		—

	Total	3,389,834	3,389,834	7,116,749		1,106,061		1,106,061

(1)

Assumes that, in connection with the change of control, the named executive officer’s employment is terminated without cause, for good reason, or as a result of the death of such officer within a two-year period following a change of control.

(2)

These amounts represent (i) base salary times 2.0 in the event of a termination without cause or for good reason or (ii) base salary and target bonus times 2.5 in the event of qualifying termination on or within 24 months following a change of control.

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(3)	These amounts represent the amount of target bonus the named executive officer would have been eligible to earn under the 2025 bonus plan, assuming a termination date of December 27, 2025.

(4)

Calculated based on the amount of bonus our named executive officers would have been entitled to under the 2025 bonus plan based on the Company’s actual performance during the 2025 performance period, as of December 27, 2025.

(5)

Represents (i) 30 months of continued health benefits in the event of a qualifying termination on or within 24 months following a change of control and (ii) 24 months in the event of a termination without cause or for good reason.

(6)	Includes dividend equivalent payments that had been accrued and would be paid out in connection with the vesting of the equity awards.

(7)

These amounts represent (i) base salary times 1.0 in the event of a termination without cause or for good reason or (ii) base salary and target bonus times 1.5 in the event of such termination on or within 24 months following a change of control.

(8)

Represents (i) 18 months of continued health benefits in the event of a qualifying termination on or within 24 months following a change of control and (ii) 12 months in the event of a termination without cause or for good reason.

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EXECUTIVE COMPENSATION

Equity Compensation Plan Table

The following table includes information regarding securities authorized for issuance under our equity compensation plans and our ESPP as of December 27, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining for future issuance under equity compensation plans(3)

Equity compensation plans approved by security holders	350,920	$122.44	1,631,128

Equity compensation plans not approved by security holders	—	—	—

(1)

Includes stock options, service-based restricted stock units, and performance-based restricted stock units that vest based upon the achievement of performance goals. This number assumes the vesting of performance-based equity awards at the maximum level. For additional information, see “Elements of Executive Compensation—Equity Incentive Awards—Fiscal Year 2025 Equity Grants.”

(2)

The amount reported in “Weighted-average exercise price of outstanding options, warrants and rights” does not take into account restricted stock units, performance-based restricted stock units or shares under the ESPP.

(3)	The number of shares remaining available for issuance under the ESPP was 474,858. The remaining shares reflected are available for future issuance of awards under the 2024 Omnibus Plan.

CEO Pay Ratio

We believe executive pay must be internally consistent and equitable to motivate our employees to create stockholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay our executive officers receive and the pay that all our other employees receive. The Compensation Committee reviewed a comparison of Chief Executive Officer pay (base salary and incentive pay) to the pay of our median employee in 2025. The compensation for our Chief Executive Officer in 2025 was approximately 1,590 times the compensation of our median employee.

We identified the median employee in 2025 by examining the 2025 total compensation (including equity compensation) for all individuals, excluding our Chief Executive Officer, who were employed by us on December 27, 2025, the last day of our 2025 fiscal year. We included all employees, whether employed on a full-time or part-time basis, and annualized the compensation of permanent employees who did not work for the entire year. We did not make any other assumptions, adjustments, or estimates with respect to total compensation. Pay ratios reported by other companies may not be comparable because companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own ratios.

We believe the use of total compensation for all employees is a consistently applied compensation measure because it takes into account every potential form of compensation that the Company offers to its employees. Although most employees, including the median employee, are not eligible to receive equity compensation, we have nevertheless calculated the pay ratio to include all our Chief Executive Officer’s equity awards set forth in the “Summary Compensation Table” to provide a more complete view of our compensation practices.

We calculated the 2025 annual total compensation for the median employee using the same methodology we use for our named executive officers as set forth in the “Summary Compensation Table” beginning on page 64.

The total compensation during fiscal year 2025 for Mr. Skipworth, as reported in the “Summary Compensation Table, was $35,288,595. The total compensation during fiscal year 2025 for our median employee, a part-time team member in one of our corporate stores was $22,198, using the methodology we use for our named executive officers. This results in a ratio of our Chief Executive Officer’s annual total compensation to our median employee’s annual total compensation of 1,590:1.

74 | WINGSTOP INC. 2026 PROXY STATEMENT

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Pay Versus Performance
As required by Item 402(v) of Regulation
S-K,
the following tables set forth certain information concerning the compensation of our Principal Executive Officers (our former and current Chief Executive Officers, each a “PEO”) and the other named executive officers
(“Non-PEO
NEOs”) for 2025, 2024, 2023, 2022, and 2021 and our financial performance for each such fiscal year. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, see “Compensation Discussion and Analysis” above.

Year	Summary Compensation Table Total for PEO (Morrison) (1) ($)	Compensation Actually Paid to PEO (Morrison) (2) ($)	Summary Compensation Table Total for PEO (Skipworth) (1) ($)	Compensation Actually Paid to PEO (Skipworth) (2) ($)	Average Summary Compensation Table Total for non-PEO NEOs (3) ($)	Average Compensation Actually Paid to non-PEO NEOs (4) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($) (Thousands)	Adjusted EBITDA (7) ($) (Thousands)
							Wingstop Total Shareholder Return (5) ($)	Peer Group Total Shareholder Return (6) ($)

2025	—	—	35,288,595	33,375,314	2,211,684	2,095,432	192.62	149.48	174,267	244,238

2024	—	—	9,251,565	16,355,596	2,290,129	3,823,087	213.67	172.03	108,717	212,061

2023	—	—	6,845,715	24,717,377	1,767,586	5,280,246	191.60	134.89	70,175	146,484

2022	2,862,540	(20,441,243)	4,117,063	6,534,815	1,647,332	1,082,606	102.32	100.90	52,947	108,808

2021	5,042,788	14,978,630	—	—	1,771,817	2,693,223	123.40	114.36	42,658	88,393

(1)
Reflects compensation amounts reported for our former
PEO, Mr. Morrison
, and our current PEO,
Mr. Skipworth
, in the Summary Compensation Table for the respective years shown. Mr. Morrison served as PEO until March 13, 2022, at which time Mr. Skipworth became PEO. Mr. Skipworth was a
Non-PEO
NEO in each of 2021 and 2020.

(2)
Reflects the amount of “compensation actually paid,” as computed in accordance with SEC rules (“Compensation Actually Paid”), to Mr. Morrison in each of 2022 and 2021 and to Mr. Skipworth in 2025, 2024, 2023, and 2022. The dollar amounts represent the Summary Compensation Table total value for the period shown, as adjusted for equity awards as set forth in the reconciliation table below. The Company does not have a pension plan, so no pension adjustments were made. For awards with dividend rights, these amounts are accumulated and paid at vesting and are incorporated as applicable in the table below. The dollar amounts reflected do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. For Mr. Morrison, amounts for 2022 include the forfeiture of outstanding stock awards upon Mr. Morrison’s departure from the Company.

Year	Mr. Skipworth
2025 ($)

Summary Compensation Table Total	35,288,595

Deduction of Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year Reported in Summary Compensation Table	(32,590,697)

Addition of Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	32,291,291

Addition of Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(2,081,101)

Addition of Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—

Addition of Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	467,226

Subtraction of Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—

Compensation Actually Paid to PEO	33,375,314

Equity Valuations: The unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year. For the change in fair value of stock options, we used the Black-Scholes option pricing model with corresponding assumptions (risk-free interest rate, dividend yield, expected volatility factor, and expected option life) determined as of the applicable measuring date.

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EXECUTIVE COMPENSATION

(3)
Reflects compensation amounts reported for our
Non-PEO
NEOs in the Summary Compensation Table for 2025, 2024, 2023, 2022, and 2021. The
Non-PEO
NEOs in each of 2025, 2024, 2023, 2022, and 2021 were as follows:

•	2025: Messrs. Kaleida, Kapoor, and Upshaw and Ms. Carona

•	2024: Messrs. Kaleida, Upshaw, and McGrath and Ms. Carona

•	2023: Messrs. Kaleida, Upshaw, and Kapoor and Ms. Carona

•	2022: Messrs. Kaleida, Upshaw, and McGrath and Mses. Carona and Peterson

•	2021: Messrs. Skipworth, Kaleida, Upshaw, and Boudet and Ms. Peterson

(4)
Reflects the amount of Compensation Actually Paid to the
Non-PEO
NEOs in each of 2025, 2024, 2023, 2022, and 2021. The dollar amounts represent the average of the Summary Compensation Table total value for the
Non-PEO
NEOs for the period shown, as adjusted for equity awards as set forth in the reconciliation table below, using the same equity valuation methodologies described above in Note 2 above. The Company does not have a pension plan, so no pension adjustments were made. For awards with dividend rights, these amounts are accumulated and paid at vesting and are incorporated as applicable in the table below. The dollar amounts reflected do not reflect the actual amount of compensation earned by or paid to our
Non-PEO
NEOs during the applicable year.

Year	2025 ($)

Summary Compensation Table Total	2,211,684

Deduction of Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year Reported in Summary Compensation Table	(1,180,186)

Addition of Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	1,391,319

Addition of Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(350,174)

Addition of Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—

Addition of Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	22,789

Subtraction of Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—

Compensation Actually Paid to Non-PEO NEOs	2,095,432

(5)
Total Shareholder Return (TSR) is cumulative for the measurement periods beginning on December 24, 2020 and ending on December 25, 2021, December 31, 2022, December 30, 2023, December 28, 2024, and December 27, 2025, respectively (which are the Company’s fiscal year ends for each of the respective fiscal years), calculated in accordance with Item 201(e) of Regulation
S-K.

(6)	The Peer Group represents the S&P 400 Restaurants Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(7)
We determined Adjusted EBITDA to be the “company-selected measure”. We define Adjusted EBITDA as net income before interest expense, net, income tax expense (benefit), and depreciation and amortization, with further adjustments for losses on debt extinguishment and financing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, system implementation costs, and stock-based compensation expense. See Appendix I for a reconciliation of Adjusted EBITDA, a non-GAAP
financial measure, to net income as reported under GAAP.

76 | WINGSTOP INC. 2026 PROXY STATEMENT

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Financial Performance Measures
The following table identifies the most important financial performance measures used by our Compensation Committee to link the Compensation Actually Paid to our named executive officers in 2025 to company performance. The impact of each of these performance measures on our named executive officers’ compensation is discussed in “Compensation Discussion and Analysis” above.

Financial Performance Measures
Adjusted EBITDA
Return on Incremental Invested Capital
Compensation Actually Paid Comparisons
Each of the following charts shows the relationship between Compensation Actually Paid and the required performance measures in the tabular disclosure — Company TSR and S&P 400 Restaurants TSR, Net Income, and Adjusted EBITDA (the Company-Selected Measure).

Pay Versus Performance: Total Shareholder Return
$14.98M
$2.69M
$6.53M
$1.08M
-$20.44M
$24.72M
$5.28M
$16.36M
$3.82M
$33.38M
$2.10M
2021
2022
2023
2024
2025
$123
$114
$102
$100
$191
$134
$213
$172
$192
$149
Skipworth PEO CAP
Morrison PEO CAP
Average Non-PEO NEOs CAP
Wingstop TSR
S&P 400 Restaurants Index TSR

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EXECUTIVE COMPENSATION

Pay Versus Performance: Net Income
$14.98M
$2.69M
$6.53M
$1.08M
-$20.44M
$24.72M
$5.28M
$16.36M
$3.82M
$33.38M
$2.10M
$42.66M
$52.95M
$70.18M
$108.72M
$174.30M
2021
2022
2023
2024
2025
Skipworth PEO CAP
Morrison PEO CAP
Average Non-PEO NEOs CAP
Net Income

Pay Versus Performance: Adjusted EBITDA
$14.98M
$2.69M
$6.53M
-$20.44M
$1.08M
$24.72M
$5.28M
$16.34M
$3.81M
$33.38M
$2.1M
$88.39M
$108.81M
$146.48M
$212.06M
$244.20M
2021
2022
2023
2024
2025
Skipworth PEO CAP
Morrison PEO CAP
Average Non-PEO NEOs CAP
Net Income

78 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 4— APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE THE BOARD THE POWER TO ADOPT, AMEND OR REPEAL BYLAWS

Our Board believes that it is advisable and in the best interests of Wingstop and our stockholders to amend the Certification of Incorporation to provide our Board the authority to adopt, amend or repeal our Bylaws. The Board unanimously approved this amendment and recommends that stockholders approve the amendment to our Certificate of Incorporation, which is attached to this Proxy Statement as Appendix II.

Background

Under Delaware law, a corporation’s stockholders have the power to adopt, amend or repeal the corporation’s bylaws. A corporation’s certificate of incorporation may also confer the power to adopt, amend or repeal the bylaws upon the board of directors.

Wingstop’s registration statement filed with the SEC in connection with its initial public offering in 2015, included the following statement:

Our amended and restated bylaws may be amended or repealed by a majority vote of our board of directors or, in addition to any other vote otherwise required by law, the approval by holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock entitled to vote generally in the election of directors, voting together as a single class.

However, such a provision was not included in the version of our Certificate of Incorporation that became effective upon completion of our initial public offering.

The Delaware General Corporation Laws (the “DGCL”) provides that the business and affairs of every corporation organized under the Delaware laws shall be managed by or under the direction of a board of directors, except as may be otherwise provided in this chapter or in its certificate of incorporation. Our Board believes that the intent at the time of the initial public offering, as expressed in the registration statement, was to provide the Board the power to adopt, amend or repeal our Bylaws. The Bylaws, which were included with the registration statement filed with the SEC in connection with the initial public offering and adopted by our stockholders at the time of our initial public offering, included a provision stating that the Board will have authority to amend the Bylaws:

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to adopt, alter, amend or repeal the bylaws. Any adoption, alteration, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors then in office. (Emphasis added)

Our Board believes this intent is also reflected in Section 3.1 of our Bylaws, which states that:

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders…

WINGSTOP INC. 2026 PROXY STATEMENT | 79

PROPOSAL 4— APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE THE BOARD THE POWER TO ADOPT, AMEND OR REPEAL BYLAWS

Since the time of our initial public offering in 2015, our Board has amended our Bylaws on three occasions to effect the following changes:

a)

amend the advance notice provisions for stockholder proposals and nominations to require stockholders to provide certain additional information, to remove references to Roark Capital Management and its affiliates and to clarify and modernize certain other provisions of the Bylaws (adopted by the Board on February 21, 2018);

b)

provide for procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and proposals and availability of stockholders lists and to make certain other technical, ministerial, clarifying and conforming changes, including to align the Bylaws with various provisions of the DGCL (adopted by the Board on December 2, 2022); and

c)	eliminate the sole supermajority voting requirement (adopted by the Board on May 22, 2025).

A more detailed description of these Bylaw amendments previously adopted by the Board may be found in Proposal 5—Ratification of Bylaw Amendments Previously Adopted by the Board, and Appendix III contains a marked version of the provisions in the current Bylaws as modified by these amendments previously adopted by the Board. The above summary of the Bylaw amendments is qualified in its entirety by reference to text of each amendment to the Bylaws as set forth in Appendix III hereto.

It was brought to our attention that the Bylaw amendments previously adopted by the Board, alleging that, because the certificate of incorporation does not provide the Board the express authority to amend, adopt or repeal the Bylaws, each of the Bylaw amendments previously adopted by the Board is invalid, ultra vires and void.

Description of the Proposed Amendment to the Certificate of Incorporation

The Board has declared advisable and approved an amendment to the Certificate of Incorporation, which is attached to this Proxy Statement as Appendix II, to provide the Board the power to adopt, amend or repeal our Bylaws (the “Proposed Amendment”). The Proposed Amendment would add the following new provision to our Certificate of Incorporation, which is consistent with what the Board believes was the intent at the time of the initial public offering and the provisions of our Bylaws adopted by our stockholders at the time of our initial public officering, as well as similar provisions included in the certificates of incorporation of most publicly-traded companies:

ARTICLE XIII – AMENDMENTS TO BYLAWS

In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized to adopt, amend, alter, change or repeal the bylaws of this Corporation.

This Proposed Amendment would not divest or limit the stockholders’ existing right to adopt, amend or repeal the Bylaws. If the stockholders adopt this Proposed Amendment but do not ratify any one or more of the bylaw amendments previously adopted by the Board described in Proposal 5—Ratification of Bylaw Amendments Previously Adopted by the Board), the Board may adopt those non-ratified Bylaw amendments at any time in the future.

Reasons for the Proposed Amendment

For the reasons described below, the Board believes conferring the power to adopt, amend or repeal our Bylaws upon the Board through the Proposed Amendment is in the best interests of Wingstop and our stockholders.

The Board believes providing the Board the power to adopt, amend and repeal the Bylaws is consistent with the intent at the time of the initial public offering, and providing such power is consistent with current practices at other publicly-traded companies, which generally confer this power on their boards of directors.

In preparation for our initial public offering in 2015, stockholders adopted and Wingstop publicly disclosed governing documents that were intended to become effective upon the initial public offering.

80 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 4— APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE THE BOARD THE POWER TO ADOPT, AMEND OR REPEAL BYLAWS

These governance documents included a version of the Bylaws stating in article 11 that:

“Any adoption, alteration, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors then in office.”

The Board believes that approval of the Proposed Amendment is consistent with the original intent to confer power to adopt, amend or repeal the Bylaws on the Board at the time of Wingstop’s initial public offering.

Moreover, the authority of a board of directors to amend a company’s bylaws is standard among publicly-traded companies. This authority allows a board to efficiently implement and adopt corporate policies and procedures as changing circumstances may necessitate, and to respond quickly to corporate governance or other matters affecting a company’s business, without incurring the expense and delay of soliciting proxies from the stockholders and holding a meeting of stockholders. According to data from FactSet’s SharkRepellent, a corporate governance database, boards of directors have authority to amend the bylaws without stockholder approval at more than 95%, 98% and 94%, respectively, of the companies it tracks in each of the S&P 500, S&P 1500 and Russell 3000 indices. In addition, each of the U.S. incorporated companies included in our peer group described in the Compensation Discussion and Analysis included in this proxy statement confer the power to amend bylaws upon their boards of directors.

The Board’s power to adopt, amend and repeal the Bylaws gives the Board necessary flexibility to respond on a cost-efficient basis to evolving circumstances.

If the Certificate of Incorporation did not confer power to adopt, amend and repeal the Bylaws upon the Board, stockholders would need to approve all future amendments to the Bylaws, which would be burdensome and unnecessary, and result in an inefficient use of company resources. For example, bylaws typically contain provisions pertaining to the internal operations of a company and its board, such as provisions related to the conduct of board meetings and the appointment of officers. Seeking stockholder approval of every change to these types of provisions would be cumbersome and would involve stockholders in day-to-day aspects of the company’s governance practices.

Adoption of these amendments will facilitate the Board’s ability to efficiently implement and adopt corporate policies and procedures as changing circumstances may necessitate, without having to incur the expense and delay of soliciting proxies and votes from stockholders and holding a meeting of our stockholders and in a manner consistent with our peers.

The Proposed Amendment would not divest or limit the power of the stockholders to adopt, amend or repeal the Bylaws.

This proposed amendment would not divest or limit the power of our stockholders to adopt, amend or repeal the bylaws. Under Delaware law, a corporation’s stockholders have the power to adopt, amend or repeal the corporation’s bylaws. When the certificate of incorporation also confers that power upon the board of directors, it does not affect the power of the stockholders to adopt, amend or repeal the bylaws.

Vote Required and Board Recommendation

The approval of the Proposed Amendment requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote against this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, it may result in a broker non-vote on this proposal. If the Proposed Amendment is approved by our stockholders, we intend to file with the Secretary of State of the State of Delaware following the Annual Meeting, a certificate of amendment setting forth the Proposed Amendment, which will become effective upon such filing. The Board reserves the right to elect to abandon the Proposed Amendment, without further action by the stockholders, at any time prior to the effectiveness of the Certificate of Amendment setting forth the Proposed Amendment.

Our board of directors unanimously recommends a vote “FOR” the approval of the Proposed Amendment.

WINGSTOP INC. 2026 PROXY STATEMENT | 81

PROPOSAL 5— RATIFICATION OF AMENDMENTS TO OUR BYLAWS PREVIOUSLY ADOPTED BY THE BOARD

As described under Proposal 4—Approve an Amendment to the Certificate of Incorporation to Provide the Board of Directors the Power to Adopt, Amend or Repeal Bylaws, although our Certificate of Incorporation does not include a provision providing our Board the authority to adopt, amend or repeal our Bylaws, since the time of our initial public offering in 2015, our Board has amended our Bylaws to effect the following changes:

a)

amend the advance notice provisions for stockholder proposals and nominations to require stockholders to provide certain additional information, to remove references to Roark Capital Management and its affiliates and to clarify and modernize certain other provisions of the Bylaws (adopted by the Board on February 21, 2018);

b)

provide for procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and proposals and availability of stockholders lists and to make certain other technical, ministerial, clarifying and conforming changes, including to align the Bylaws with various provisions of the DGCL (adopted by the Board on December 2, 2022); and

c)	eliminate the sole supermajority voting requirement (adopted by the Board on May 22, 2025).

These amendments were adopted by our Board but were not adopted by our stockholders. Our Board has determined that it is in the best interests of Wingstop and our stockholders to ratify each of these Bylaw amendments in accordance with Section 204 of the DGCL and Delaware common law and has ratified each of the Bylaw amendments in accordance with Section 204.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a defective corporate act retroactive to the date the defective corporate act was originally taken. If any one or more of the Bylaw amendments listed above is ratified by our stockholders, this ratification will be retroactive to the date the Board approved that Bylaw amendment. This proxy statement and the accompanying notice provided to stockholders in connection with the Annual Meeting constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the ratification of these Bylaw amendments.

On March 23, 2026, our Board of Directors adopted resolutions approving the ratification pursuant to Section 204 of the DGCL (the “Ratification”) of the amended and restated bylaws of the Company that were approved at meetings of the Board of Directors on February 21, 2018, December 2, 2022 and May 22, 2025 (collectively, the “Board Approved Bylaws”). The failure of authorization in respect of the Board Approved Bylaws was the failure of each of the Board Approved Bylaws to have been authorized and effected in accordance with Section 109 of the DGCL. Any claim that any defective corporate act or putative stock ratified pursuant to the Ratification is void or voidable due to the failure of authorization as described above, or that the Delaware Court of Chancery should declare in its discretion that the Ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the date that this Proposal 5 is approved by our stockholders.

Appendix III to this proxy statement contains a marked version of the provisions in the current Bylaws as modified by these amendments previously adopted by the Board.

82 | WINGSTOP INC. 2026 PROXY STATEMENT

PROPOSAL 5— RATIFICATION OF AMENDMENTS TO OUR BYLAWS PREVIOUSLY ADOPTED BY THE BOARD

Proposal 5(a): Ratification of February 21, 2018, Bylaw amendments.

On February 21, 2018, the Board adopted amended and restated Bylaws in order to, among other things:

1.

Revise the advance notice provisions of the Bylaws to require stockholders to provide additional information to the Company when proposing business for an annual meeting or nominating a director for election to our Board, including information concerning:

a.	whether the proposing stockholder or its associated persons is a party to any material ongoing or pending legal proceedings with the Company;

b.	whether the proposing stockholder or its associated persons have any direct or indirect material interest in any material contract or agreement of the Company or its principal competitors;

c.	with respect to a stockholder nominee for election to our Board, whether such nominee:

i.	is a party to any voting commitments or arrangements related to his or her service as a director;

ii.	is a party to any compensatory arrangements with the stockholder (or its associated persons) nominating such person for election to our board of directors; and

2.	Remove references to Roark Capital Management and its affiliates; and

3.	Clarify and modernize the provisions of the Bylaws.

Proposal 5(b): Ratification of the December 1, 2022, Bylaw amendments. On December 1, 2022, the Board adopted an amended and restated Bylaws to, among other things:

1.

Updating procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and stockholder proposals made in connection with annual and special meetings of stockholders by, including without limitation:

a.

Requiring a stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

b.

Providing that, unless required by applicable law, if, after such stockholder provides notice pursuant to Rule 14a-19 under the Exchange Act and subsequently fails either to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act or to provide documentation reasonably satisfactory to the Company that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act, then such nomination will be disregarded and no vote on such nominee proposed by such stockholder will occur;

c.	Providing that the number of nominees proposed by stockholders submitting a nomination notice may not exceed the number of directors to be elected at the relevant meeting of stockholders; and

d.	Requiring additional disclosures from nominating stockholders or proposing persons.

2.	Modifying the provisions relating to availability of lists of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL; and

3.	Making certain other technical, ministerial, clarifying and conforming changes, including aligning the Bylaws with various provisions of the DGCL.

Proposal 5(c): Ratification of the May 22, 2025, Bylaw amendments. At the 2025 Annual Meeting of Stockholders held on May 22, 2025, Wingstop stockholders approved amendments to the Company’s Certificate of Incorporation to (i) declassify the Board and provide for the annual election of directors over a period of time and (ii) eliminate the supermajority voting provisions contained in the Certificate of Incorporation (collectively, the “Governance Amendments”). The Governance Amendments became effective upon filing of the Certificate of Amendment setting forth the Governance Amendments with the Secretary of State of the State of Delaware on May 22, 2025.

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PROPOSAL 5— RATIFICATION OF AMENDMENTS TO OUR BYLAWS PREVIOUSLY ADOPTED BY THE BOARD

Additionally, in connection with the Governance Amendments, the Board approved an amendment to the Bylaws, which became effective concurrently with the effectiveness of the Governance Amendments to eliminate the sole supermajority voting provision contained therein relating to the amendment of the Bylaws.

The above summaries of the Bylaw amendments are qualified in their entirety by reference to text of each amendment to the Bylaws as set forth in Appendix III hereto.

Vote Required and Board Recommendation

The approval of each proposal, 5(a)-5(c), requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote against this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, it may result in a broker non-vote on this proposal. The Board reserves the right to elect to abandon the proposals, without further action, at any time prior to the effectiveness of the ratifications described in Proposal 5.

The ratification of any one or more of the Bylaw amendments described in Proposal 5 is not conditioned upon the ratification of any one or more other bylaw amendments or on adoption of Proposal 4—Approve an Amendment to the Certificate of Incorporation to Provide the Board Power to Adopt, Amend or Repeal Bylaws. If stockholders approve the ratification of one or more, but not all, of the Bylaw amendments previously adopted by the Board, those Bylaw amendments approved by our stockholders, and only those Bylaw amendments approved by our stockholders, will be ratified.

If stockholders adopt Proposal 4—Approve an Amendment to the Certificate of Incorporation to Provide the Board Power to Adopt, Amend or Repeal Bylaws, but do not ratify any one or more of the Bylaw amendments previously adopted by the Board, the Board may adopt any or all such non-ratified Bylaw amendments at any time in the future.

Our Board unanimously recommends a vote “FOR” the approval of each proposal described above to ratify amendments to the Bylaws that were previously adopted by the Board.

Time Limitations on Legal Challenges to the Ratifications of the Bylaw Amendments

If stockholders ratify any Bylaw amendment described above, under the DGCL any claim that (1) the ratification of that Bylaw amendment is void or voidable due to a failure of authorization, or (2) the Delaware Court of Chancery should declare in its discretion that the ratification of that Bylaw amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time the stockholders approved that ratification.

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NEXT ANNUAL MEETING— STOCKHOLDER PROPOSALS

Rule 14a-8 Proposals for Our 2027 Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) must be received no later than the close of business on    , 2026, and must comply with the requirements of Rule 14a-8 under the Exchange Act. However, pursuant to such rule, if the 2027 Annual Meeting is held on a date that is more than 30 days before, or 30 days after, May 21, 2027, then a stockholder proposal submitted for inclusion in our proxy statement for the 2027 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2027 Annual Meeting. Please note that under SEC rules, simply submitting a Rule 14a-8 Proposal does not guarantee that such proposal will be included in our 2027 proxy materials.

Stockholder Proposals of Business

Under our Bylaws, a stockholder is eligible to submit a stockholder proposal of business (other than nominations of directors, the procedures for which are described below) that will not be included in our proxy materials at an annual meeting outside the processes of Rule 14a-8 if the stockholder (i) is a stockholder of record at the time of giving notice of such proposal, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in our Bylaws.

Our Bylaws provide that the proposal must be a proper matter for stockholder action under Delaware law and the stockholder must provide timely notice of the proposal in writing to our Corporate Secretary. To be timely under our Bylaws, our Corporate Secretary must receive advance notice of a proposal for business at the 2027 Annual Meeting between January 21, 2027 and February 20, 2027; provided, however, if and only if the 2027 Annual Meeting is held on a date that is more than 30 days before, or 70 days after, May 21, 2027, such stockholder’s notice must be delivered to our Corporate Secretary not earlier than 120 days prior to the date of the 2027 Annual Meeting and not later than the later of (A) the tenth day following the day of the public announcement of the date of the 2027 Annual Meeting or (B) the date which is 90 days prior to the date of the 2027 Annual Meeting. The advance notice of the proposal must contain certain information specified in our Bylaws, including information concerning the proposal and the stockholder proponent. The foregoing description is only a summary of the requirements of our Bylaws. Stockholders intending to submit a proposal of business at the 2027 Annual Meeting outside the processes of Rule 14a-8 must comply with the provisions specified in our Bylaws.

Stockholder Nominations of Directors

Stockholders may nominate directors for election by complying with the eligibility, advance notice, and other provisions and requirements of our Bylaws and by providing notice in accordance with our Bylaws on the same timing as stockholder submissions for proposals of business described above. The advance notice of the nomination must contain certain information specified in our Bylaws, including information concerning the nominee and the stockholder proponent, and the stockholder must update and supplement that information as of the record date for, and updated ten business days prior to, the 2027 Annual Meeting. The foregoing description is only a summary of the requirements of our Bylaws. Stockholders intending to submit a nomination for the 2027 Annual Meeting must comply with the provisions specified in our Bylaws.

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NEXT ANNUAL MEETING— STOCKHOLDER PROPOSALS

In addition to satisfying the requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, must provide notice that sets forth the information required by and comply with the additional requirements of Rule 14a-19 under the Exchange Act.

Contact Information

Stockholder proposals or nominations should be sent to:

Wingstop Inc.

2801 N Central Expressway

Suite 1600

Dallas, Texas 75204

Attention: Corporate Secretary

86 | WINGSTOP INC. 2026 PROXY STATEMENT

OTHER MATTERS

Other Business

We know of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.

By order of the Board of Directors,

Albert G. McGrath
Secretary

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APPENDICES

Appendix I. Non-GAAP Financial Measures

We define EBITDA as net income before interest expense, net, income tax expense (benefit), and depreciation and amortization. We define Adjusted EBITDA as net income before interest expense, net, income tax expense (benefit), and depreciation and amortization, with further adjustments for losses on debt extinguishment and financing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, system implementation costs, and stock-based compensation expense.

EBITDA and Adjusted EBITDA are supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). EBITDA and Adjusted EBITDA should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP. These should not be viewed as an alternative to cash flows from operating activities as a measure of our liquidity.

We caution investors that amounts presented in accordance with our definitions of EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate EBITDA and Adjusted EBITDA in the same manner. We present EBITDA and Adjusted EBITDA because we consider them to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Many investors are interested in understanding the performance of our business by comparing our results from ongoing operations on a period-over-period basis and would ordinarily add back non-cash expenses such as depreciation and amortization, as well as items that are not part of normal day-to-day operations of our business.

Management uses EBITDA and Adjusted EBITDA:

•

as a measurement of operating performance because they assist us in comparing the operating performance of our restaurants on a consistent basis, as they remove the impact of items not directly resulting from our core operations;

•	for planning purposes, including the preparation of our internal annual operating budget and financial projections;

•	to evaluate the performance and effectiveness of our operational strategies;

•	to evaluate our capacity to fund capital expenditures and expand our business; and

•

to calculate incentive compensation payments for our employees, including assessing performance under our annual incentive compensation plan and determining the vesting of performance-based equity awards.

By providing these non-GAAP financial measures, together with a reconciliation to the most comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation, or as an alternative to, or a substitute for net income or other financial statement data presented in our consolidated financial statements as indicators of financial performance. Some of the limitations are:

•	such measures do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

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APPENDICES

•	such measures do not reflect changes in, or cash requirements for, our working capital needs;

•	such measures do not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	such measures do not reflect our tax expense or the cash requirements to pay our taxes;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and such measures do not reflect any cash requirements for such replacements; and

•	other companies in our industry may calculate such measures differently than we do, limiting their usefulness as comparative measures.

Due to these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using these non-GAAP measures only as performance measures and only supplementally. As noted in the tables below, Adjusted EBITDA includes adjustments for losses on debt extinguishment and financing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, system implementation costs, and stock-based compensation expense. We believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our restaurants, and complicate comparisons of our internal operating results and operating results of other restaurant companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph and in the reconciliation table below help management measure our core operating performance over time by removing items that are not related to day-to-day operations.

The following table reconciles net income to EBITDA and adjusted EBITDA for the fiscal years ended December 27, 2025 and December 28, 2024 (in thousands):

	Year ended

	December 27, 2025	December 28, 2024
Net income	$174,267	$108,717
Interest expense, net	35,784	21,292
Income tax expense	62,922	38,473
Depreciation and amortization	25,068	19,490
EBITDA	$298,041	$187,972
Additional adjustments:
Transaction costs(a)	497	316
Loss on sale of building(b)	6,534	—
Gain on sale of investment(c)	(92,485)	—
System implementation costs(d)	5,839	1,713
Amortization of capitalized system implementation costs(e)	934	—
Stock-based compensation expense(f)	24,878	22,060

Adjusted EBITDA	$244,238	$212,061

(a)

Represents non-recurring transaction costs that are not part of our ongoing operations and were incurred to execute the sale and subsequent reinvestment of the Company’s unconsolidated equity method investment in Lemon Pepper Holdings, Ltd. (“LPH”), Wingstop’s United Kingdom master franchisee, during the fiscal first quarter 2025 and costs and expenses related to our 2024 securitized financing facility; all transaction costs are included in Selling, general and administrative on the Consolidated Statements of Comprehensive Income in our Annual Report on Form 10-K filed with the SEC on February 18, 2026 (“2025 Form 10-K”).

(b)

Represents a non-recurring loss on sale of an office building during the fiscal first quarter 2025, which was included in Loss on disposal of assets on the Consolidated Statements of Comprehensive Income in our 2025 Form 10-K.

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APPENDICES

(c)

Represents a non-recurring gain related to the sale of the Company’s unconsolidated equity method investment in LPH during the fiscal first quarter 2025, which was included in Investment income, net on the Consolidated Statements of Comprehensive Income in our 2025 Form 10-K.

(d)

System implementation costs represent non-recurring expenses incurred related to the development and implementation of new enterprise resource planning, human capital management, and global development technology, which are included in Selling, general and administrative on the Consolidated Statements of Comprehensive Income in our 2025 Form 10-K.

(e)

Represents amortization associated with capitalized cloud computing costs related to our system implementation, which are included in Selling, general and administrative on the Consolidated Statements of Operations in our 2025 Form 10-K.

(f)	Includes non-cash, stock-based compensation, net of forfeitures.

(g)

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APPENDICES

Appendix II. Approve an Amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our Bylaws (Proposal 4)

Text of the proposed amendment (deletions are in bold and indicated by strikeouts; additions are in bold and indicated by underlining):

ARTICLE XIII—AMENDMENTS TO BYLAWS

In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized to adopt, amend, alter, change or repeal the bylaws of this Corporation.

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APPENDICES

Appendix III. Ratification of Prior Amendments to the Bylaws (Proposals 5(a), (b) and (c)

Text of the proposed amendment (deletions are in bold and indicated by strikeouts; additions are in bold and indicated by underlining):

AMENDED AND RESTATED

BYLAWS OF

WINGSTOP INC.

ARTICLE 1—OFFICES

Section 1.1. Registered Office.

The registered office of Wingstop Inc., a Delaware corporation (the “Corporation”), shall be in the County of New Castle, State of Delaware.

Section 1.2. Other Offices.

The Corporation may also have offices at such other places, either within or outside of the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE 2—STOCKHOLDERS

Section 2.1. Annual Meeting.

An annual meeting of the stockholders of the Corporation for the election of directors to succeed those whose term ~~expire~~expires and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, within or outside of the State of Delaware, on the date and at the time that the Board of Directors shall each year fix. Unless stated otherwise in the notice of the annual meeting of the stockholders of the Corporation, such annual meeting shall be at the principal office of the Corporation.

Section 2.2. Advance Notice of Nominations and Proposals of Business.

(a) Business at Annual Meetings of Stockholders.

(i) Only such business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) shall be conducted at an annual meeting of the stockholders as shall have been brought before the meeting (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(a) and at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 2.2(a). For the avoidance of doubt, the foregoing clause (C) of this Section 2.2(a)(i) shall be the exclusive means for a stockholder to propose such business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) before an annual meeting of stockholders.

(ii) For business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form as described in Section 2.2(a)(iii) to the Secretary of the Corporation and such business must otherwise be appropriate for stockholder action under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”). To be timely, a stockholder’s notice for such business must be delivered to the Secretary of the Corporation at the principal executive offices

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APPENDICES

of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not held within a period that commences thirty (30) days before such anniversary date and ends seventy (70) days after such anniversary date, such stockholder’s notice must be delivered not earlier than one hundred and twenty (120) days prior to the annual meeting and not later than the later of (A) the tenth day following the day of the Public Announcement (as defined in Section 2.2(~~f~~g) below) of the date of the annual meeting or (B) the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral ~~or~~, postponement or recess of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii) To be in proper written form, a stockholder’s notice to the Secretary of the Corporation shall set forth as to each matter of business the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting (including the specific text of any resolutions or actions proposed for consideration and if such business includes a proposal to amend the Corporation’s Certificate of Incorporation or these Bylaws, the specific language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and address of the stockholder proposing such business, as they appear on the Corporation’s books, the residence name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person (as defined in Section 2.2(~~f~~g) below) covered by clauses (C)—(H), (~~D),~~ (~~F~~J) and (~~G~~K) below, (C) the class or series and number of shares of stock of the Corporation ~~which~~that are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person with respect to the Corporation’s securities, a description of any Derivative Positions (as defined in Section 2.2(~~f~~g) below) directly or indirectly held or beneficially held by the stockholder or any Stockholder Associated Person, and whether and the extent to which a Hedging Transaction (as defined in Section 2.2(~~f~~g) below) has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (D) ~~a description of all~~any rights to dividends on the shares of any class or series of shares of the Corporation beneficially owned by such proposing stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (E) any material pending or threatened legal proceeding in which such proposing stockholder or any Stockholder Associated Person is a party or material participant involving the Corporation or any of its officers or directors, or any Affiliate (as defined in Section 2.2(g) below) of the Corporation, (F) any direct or indirect material interest in any material contract or agreement of such proposing stockholder or any Stockholder Associated Person with the Corporation, any Affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (G) a description of all other agreements, arrangements or understandings between such stockholder or any Stockholder Associated Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and any other material interest of such stockholder, any Stockholder Associated Person or such other person or entity in such business, (~~E~~H) a summary of any material discussion regarding the business proposed to be brought before the meeting between such stockholder or any Stockholder Associated Person, on the one hand, and any other record holder or beneficial owner of the shares of any class or series of the Corporation (including their names), on the other hand, (I) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (~~F~~J) any other information related to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies or consents (even if a solicitation is not involved) by such stockholder or Stockholder Associated Person in support of the business proposed to be brought before the meeting pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder and (~~G~~K) a representation as to whether such stockholder or any Stockholder Associated Person intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal or otherwise to solicit proxies from stockholders in support of the proposal. In addition, any stockholder who submits a notice pursuant to this Section 2.2(a) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d).

Notwithstanding anything in these Bylaws to the contrary, no business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.2(a). At an annual meeting, the chairman of the meeting shall determine, if the facts warrant, that business was not properly

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APPENDICES

brought before the meeting and in accordance with the provisions prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

(b) Nominations at Annual Meetings of Stockholders.

(i) Only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.2(b) of these Bylaws shall be eligible for election to the Board of Directors at an annual meeting of stockholders.

(ii) Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(b)(ii) and at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 2.2(b)(ii). For the avoidance of doubt, clause (B) of this Section 2.2(b)(ii) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors at an annual meeting of stockholders. Any nominations by stockholders at an annual meeting of stockholders shall be made pursuant to timely notice in proper written form as described in Section 2.2(b)(iii) to the Secretary of the Corporation. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not held within a period that commences thirty (30) days before such anniversary date and ends seventy (70) days after such anniversary date, such stockholder’s notice must be delivered not earlier than one hundred and twenty (120) days prior to the annual meeting and not later than the later of (C) the tenth day following the day of the Public Announcement of the date of the annual meeting or (D) the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral or, postponement or recess of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii) To be in proper written form, a stockholder’s notice to the Secretary of the Corporation shall ~~set forth (A)~~

(A) as to each person whom the stockholder proposes to nominate for election or ~~re-election~~reelection as a director of the Corporation, set forth (1) the name, age, business address and residence address of the ~~person~~proposed nominee, (2) the principal occupation or employment of the ~~person~~proposed nominee, (3) the class or series and number of shares of capital stock of the Corporation ~~which~~that are directly or indirectly ~~owned~~ beneficially owned or of record by the ~~person~~proposed nominee, (4) the date such shares were acquired and the investment intent of such acquisition ~~and (5~~, (5) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the stockholder giving the notice or any Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective Affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 (or any provision of law subsequently replacing Item 404) promulgated under Regulation S-K if the stockholder making the nomination or any Stockholder Associated Person on whose behalf the nomination is made, or any Affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (6) any other information relating to the ~~person~~proposed nominee that (a) would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or is otherwise required, pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder (including such ~~person~~proposed nominee’s written consent to being named in the proxy statement as a nominee, if applicable, and to serving if elected) or (b) the Corporation believes could be material to a reasonable stockholder’s understanding of the independence (both from management and from the stockholder or, if the proposal is made on behalf of a Stockholder Associated Person other than the stockholder of record, from such Stockholder Associated Person), or lack thereof, or qualifications of such proposed nominee; ~~and (B)~~

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(B) with respect to each proposed nominee for election or reelection to the Board, be accompanied by (1) a written statement executed by the proposed nominee acknowledging as a director of the Corporation, the proposed nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, (2) a written questionnaire with respect to the background and qualifications of such proposed nominee and the background of any other Stockholder Associated Person on whose behalf the nomination is being made (the proposed nominee shall request such form from the Secretary of the Corporation, and the Secretary of the Corporation shall provide such form no later than 10 days following such request), and (3) a written representation and agreement (the proposed nominee shall request such form from the Secretary of the Corporation and the Secretary of the Corporation shall provide such form no later than 10 days following such request) that such proposed nominee (a) is not and will not become a party to (i) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any Stockholder Associated Person as to how such proposed nominee, if elected as a director of the Corporation, will act or vote in such capacity on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, (c) in such proposed nominee’s individual capacity and on behalf of any Stockholder Associated Person on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable law and all applicable rules of the U.S. exchanges upon which the common stock of the Corporation is listed and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and other guidelines of the Corporation, (d) in such proposed nominee’s individual capacity and on behalf of any Stockholder Associated Person on whose behalf the nomination is being made, intends to serve a full term if elected as a director of the Corporation and (e) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(C) as to the stockholder giving the notice, set forth (1) the name and address of such stockholder, as they appear on the Corporation’s books, the residence name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person covered by clauses (2)~~, (3), (5~~—(6), (8) and (~~6~~9) below, (2) the class and number of shares of stock of the Corporation ~~which~~that are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person with respect to the Corporation’s securities, a description of any Derivative Positions directly or indirectly held or beneficially held by the stockholder or any Stockholder Associated Person, and whether and the extent to which a Hedging Transaction has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (3) ~~a description of all~~any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (4) any material pending or threatened legal proceeding in which such stockholder or any Stockholder Associated Person is a party or material participant involving the Corporation or any of its officers or directors, or any Affiliate of the Corporation, (5) any direct or indirect material interest in any material contract or agreement of such stockholder or any Stockholder Associated Person with the Corporation, any Affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (6) a description of all other agreements, arrangements or understandings (including financial transactions and direct or indirect compensation) between such stockholder or any Stockholder Associated Person and each proposed nominee and any other person or entity (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (~~4~~7) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (~~5~~8) any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or otherwise required, pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder, and (~~6~~9) a representation as to whether such stockholder or any Stockholder Associated Person intends to deliver a proxy statement or form of proxy to the holders of a sufficient number of

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the Corporation’s outstanding shares to elect each proposed nominee or otherwise to solicit proxies from stockholders in support of the nomination. In addition, any stockholder who submits a notice pursuant to this Section 2.2(b) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d). At an annual meeting, the chairman of the meeting shall determine, if the facts warrant, that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded.

(iv) Notwithstanding anything in the fourth sentence of Section 2.2(b)(ii) of these Bylaws to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by Section 2.2(b)(ii) of these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the tenth day following the day on which such Public Announcement is first made by the Corporation.

(c) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Subject to Section 2.2(e) of these Bylaws, only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.2(c) shall be eligible for election to the Board of Directors at a special meeting of stockholders. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors are to be elected at such special meeting, by any stockholder of the Corporation who (A) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(c) and at the time of the special meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures provided for in this Section 2.2(c). For the avoidance of doubt, the foregoing clause (ii) of this Section 2.2(c) shall be the exclusive means for a stockholder to propose nominations of persons for election to the Board of Directors at a special meeting of stockholders. Any nominations by stockholders at a special meeting of stockholders shall be made pursuant to timely notice in proper written form as described in this Section 2.2(c) to the Secretary of the Corporation. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than one hundred and twenty (120) days prior to the special meeting and not later than the later of (1) the tenth day following the day of the Public Announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting or (2) the date which is ninety (90) days prior to the date of the special meeting. In no event shall any adjournment, deferral ~~or~~, postponement or recess of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. To be in proper written form, such stockholder’s notice shall set forth all of the information required by, and otherwise be in compliance with the requirements of, Section 2.2(b)(iii) of these Bylaws. In addition, any stockholder who submits a notice pursuant to this Section 2.2(c) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d). At a special meeting, the chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a proposal or nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective proposal or nomination shall be disregarded.

(d) Update and Supplement of Stockholder’s Notice. Any stockholder who submits a notice of proposal for business or nomination for election pursuant to this Section 2.2 is required to update and supplement the information disclosed in such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting of stockholders and as of the date that is ten (10) business days prior to such meeting of the stockholders or any adjournment ~~or~~, postponement or recess thereof, and such update and supplement shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting of stockholders (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting of stockholders or any adjournment ~~or~~, postponement or recess thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting of stockholders or any adjournment ~~or~~, postponement or recess thereof).

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(e) Requirements of Exchange Act. In addition to the foregoing provisions of this Section 2.2, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act, or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements of these Bylaws applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws regardless of the stockholder’s intent to utilize Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) promulgated under the Exchange Act. Nothing in this Section 2.2 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) promulgated under the Exchange Act or (ii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

(f) ~~Definitions. For purposes of Section 2.2 of these Bylaws, the term:~~Failure to Appear. Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.2 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.2(f), to be considered a “qualified representative of the stockholder,” a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(g) Definitions. For purposes of these Bylaws, the term:

(i) “Affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with, such person; the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing. The term “person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

(ii) “beneficial ownership” shall be determined in accordance with Rule 13d-3 (or any provision of law subsequently replacing Rule 13d-3) promulgated under the Exchange Act and “beneficial owner” has a meaning correlative to the foregoing.

(iii) ~~(i)~~ “Derivative Positions” means, with respect to a stockholder or any Stockholder Associated Person, any derivative positions including, without limitation, any short position, profits interest, option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise and any performance-related fees to which such stockholder or any Stockholder Associated Person is entitled based, directly or indirectly, on any increase or decrease in the value of shares of capital stock of the Corporation;

(iv) ~~(ii)~~ “Hedging Transaction” means, with respect to a stockholder or any Stockholder Associated Person, any hedging or other transaction (such as borrowed or loaned shares) or series of transactions, or any other agreement, arrangement or understanding, the effect or intent of which is to increase or decrease the voting power or economic or pecuniary interest of such stockholder or any Stockholder Associated Person with respect to the Corporation’s securities;

(v) ~~(iii)~~ “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or any provision of law subsequently replacing any or all of such Sections) of the Exchange Act; and

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(vi) ~~(iv)~~ “Stockholder Associated Person” of any stockholder means (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, or (C) any person directly or indirectly controlling, controlled by or under common control with such Stockholder Associated Person.

~~(v) “Beneficial ownership” shall be determined in accordance with Rule 13d-3 promulgated under the Exchange Act.~~

Section 2.3. Special Meetings; Notice.

Special meetings of the stockholders of the Corporation may be called only in the manner set forth in the Certificate of Incorporation. Notice of every special meeting of the stockholders of the Corporation shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice.

Section 2.4. Notice of Meetings.

Notice of the place, if any, date and time of all meetings of stockholders of the Corporation, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose or purposes of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which such meeting is to be held, to each stockholder entitled to notice of the meeting.

The Corporation may postpone or cancel any previously called annual or special meeting of stockholders of the Corporation by making a Public Announcement ~~(as defined in Section 2.2(f))~~ of such postponement or cancellation prior to the meeting. When a previously called annual or special meeting is postponed to another time, date or place, if any, notice of the place (if any), date and time of the postponed meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such postponed meeting, shall be given in conformity with this Section 2.4 unless such meeting is postponed to a date that is not more than 60 days after the date that the initial notice of the meeting was provided in conformity with this Section 2.4.

When a meeting is adjourned or recessed to another time or place, notice need not be given of the adjourned or recessed meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned or recessed meeting are announced at the meeting at which the adjournment or recess is taken; provided, however, that if the adjournment or recess is for more than 30 days, a notice of the adjourned or recessed meeting shall be given to each stockholder of record entitled to vote at the meeting, or if after the adjournment or recess a new record date for stockholders entitled to vote is fixed for the adjourned or recessed meeting the Board of Directors shall fix a new record date for notice of such adjourned or recessed meeting in conformity herewith and such notice shall be given to each stockholder of record entitled to vote at such adjourned or recessed meeting as of the record date for notice of such adjourned or recessed meeting. At any adjourned or recessed meeting, any business may be transacted that may have been transacted at the original meeting.

Section 2.5. Quorum.

At any meeting of the stockholders, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote at the meeting, shall be necessary and sufficient to constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by applicable law, the Certificate of Incorporation, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are listed. If a separate vote by one or more classes or series is required, the holders of shares entitled to cast a majority of the total votes entitled to be cast on the matter by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter.

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Section 2.6. Organization.

The Chairman of the Board of Directors, or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the President of the Corporation or, in his or her absence, the person chosen at the meeting by the vote of a majority of the stockholders entitled to vote at the meeting, shall preside over the meeting. The Secretary shall act as the secretary of the meeting, but in his or her absence, any Assistant Secretary of the Corporation or any other person the chairman appoints shall act as secretary.

Section 2.7. Conduct of Business.

The chairman of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order.

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason, including, without limitation, lack of a quorum) to adjourn or recess the meeting to another place, if any, date and time, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.8. Proxies; Inspectors.

(a) Each stockholder entitled to vote at a meeting of stockholders or express consent to corporation action in writing without a meeting (if permitted by the Certificate of Incorporation) may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

(b) Prior to a meeting of the stockholders of the Corporation, the Corporation shall appoint one or more inspectors (who may be employees of the Corporation) to act at a meeting of stockholders of the Corporation and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by applicable law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before beginning the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors. The inspectors shall have the duties prescribed by applicable law.

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Section 2.9. Voting.

Except as otherwise required by any law or regulation applicable to the Corporation or its securities, by the Certificate of Incorporation, by these Bylaws or by the rules of any stock exchange upon which the Corporation’s securities are listed, when a quorum is present, all matters other than the election of directors shall be determined by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon. All elections of directors shall be determined by a plurality of the votes cast.

Section 2.10. Action by Written Consent.

Except as otherwise provided in the Certificate of Incorporation, stockholders may not take any action by written consent in lieu of a meeting of stockholders.

Section 2.11. Stock List.

A complete list of stockholders of the Corporation entitled to vote at any meeting of stockholders of the Corporation, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any such stockholder, for any purpose germane to a meeting of the stockholders of the Corporation, for a period of at least 10 days before the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the principal place of business of the Corporation; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before such meeting date. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Except as otherwise provided by law, the stock ledger shall be the sole evidence of the identity of the stockholders entitled to vote at a meeting and the number of shares held by each stockholder.

ARTICLE 3—BOARD OF DIRECTORS

Section 3.1. General Powers and Qualifications of Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders of the Corporation to be qualified for election or service as a director of the Corporation.

Section 3.2. Number.

Subject to the Certificate of Incorporation, the total number of directors constituting the entire Board of Directors shall be fixed from time to time solely by resolutions adopted by a majority of the directors then in office.

Section 3.3. Removal; Resignation.

Directors may only be removed as set forth in the Certificate of Incorporation. Any director may resign at any time upon notice given in writing, including by electronic transmission, to the Corporation. Such resignation shall take effect at the time specified therein or, if the time is not specified, upon receipt thereof. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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Section 3.4. Regular Meetings.

Regular meetings of the Board of Directors shall be held at such places (if any), within or outside the State of Delaware, on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.

Section ~~3.4.~~3.5. Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or by two or more directors then in office, and shall be held at the place, if any, on the date and at the time as he, she or they shall fix. Notice of the place, if any, date and time of each special meeting shall be given to each director not less than twenty-four hours before the meeting. Any and all business may be transacted at a special meeting of the Board of Directors.

Section ~~3.5.~~3.6. Quorum; Vote Required for Action.

At any meeting of the Board of Directors, a majority of the total number of directors then in office shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn or recess the meeting to another place, if any, date or time, without further notice or waiver thereof. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section ~~3.6.~~3.7. Telephone Meetings.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or committee thereof by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other director, and such participation shall constitute presence in person at the meeting.

Section ~~3.7.~~3.8. Conduct of Business; Action by Written Consent.

At any meeting of the Board of Directors or any committee thereof, business shall be transacted in the order and manner that the Board of Directors may from time to time determine. The Board of Directors or any committee thereof may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings, or electronic transmission or electronic transmissions, are filed with the minutes of proceedings of the Board of Directors or any committee thereof.

Section ~~3.8.~~3.9. Compensation of Directors.

The Board of Directors shall be authorized to fix the compensation of directors. The directors of the Corporation shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, paid an annual retainer or paid other compensation, including equity compensation, as the Board of Directors determines. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees shall have their expenses, if any, of attendance of each meeting of such committee reimbursed and may be paid compensation for attending committee meetings or being a member of a committee.

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ARTICLE 4—COMMITTEES

Section 4.1. Committees of the Board of Directors.

The Board of Directors may designate one or more committees of the Board of Directors, each with such lawfully delegable powers and duties as the Board of Directors thereby confers, to serve at the pleasure of the Board of Directors and shall appoint one or more directors to serve as the member or members of such committee or committees, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of any committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. All provisions of this Section 4.1 are subject to, and nothing in this Section 4.1 shall in any way limit the exercise, or method or timing of the exercise of the rights of any person granted by the Corporation with respect to the existence, duties, composition or conduct of any committee of the Board of Directors.

Section 4.2. Committee Rules.

Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 3 of these Bylaws.

ARTICLE 5—OFFICERS

Section 5.1. Generally.

The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents and a Secretary. The Board of Directors may also designate as officers a President, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers and agents as it shall deem necessary. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The compensation of officers appointed by the Board of Directors shall be determined from time to time by the Board of Directors or a committee thereof or by the officers as may be designated by resolution of the Board of Directors.

Section 5.2. Chairman of the Board.

The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

Section 5.3. Chief Executive Officer.

The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, the general powers and duties of supervision, direction, and management of the business and affairs of the Corporation, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. In addition, the Chief Executive Officer shall have such other powers and perform such other duties as may be delegated to him or her by the Board of Directors or as are set forth in the Certificate of Incorporation or these Bylaws. If the Board of Directors has not elected or appointed a President or the office of the President is otherwise vacant, and no officer otherwise functions with the powers and duties of the President, then, unless otherwise determined by the Board of Directors, the Chief Executive Officer shall also have all the powers and duties of the President.

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Section 5.4. President.

The President, if there is such an officer and the Board of Directors so directs, shall serve as chief operating officer and have the powers and duties customarily and usually associated with the office of chief operating officer unless the Board of Directors provides for another officer to serve as chief operating officer (or to have the powers and duties of chief operating officer). The President shall have such other powers and perform such other duties as may be delegated to him or her from time to time by the Board of Directors or the Chief Executive Officer. If the Board of Directors has not elected or appointed a Chief Executive Officer or the office of Chief Executive Officer is otherwise vacant, then, unless otherwise determined by the Board of Directors, the President shall also have all the powers and duties of the Chief Executive Officer.

Section 5.5. Vice President.

Each Vice President shall have the powers and duties delegated to him or her by the Board of Directors, the Chief Executive Officer or his or her superior officer.

Section 5.6. Secretary and Assistant Secretaries.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform other duties as the Board of Directors may from time to time prescribe.

Any Assistant Secretary, if there is such an officer, shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors), shall perform the duties and exercise the powers of the Secretary.

Section 5.7. Chief Financial Officer, Treasurer and Assistant Treasurers.

The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time. The Chief Executive Officer or President may direct the Treasurer or any Assistant Treasurer, if there is such an officer, to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

Section 5.8. Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 5.9. Removal.

The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

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Section 5.10. Appointing Attorneys and Agents; Voting Securities of Other Entities.

Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 5.10 which may be delegated to an attorney or agent may also be exercised directly by the Chairman of the Board, the Chief Executive Officer or the Vice President.

Section ~~4.12.~~5.11. Additional Matters. The Chief Executive Officer, the President and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

ARTICLE 6—STOCK

Section 6.1. Certificates of Stock.

Shares of the stock of the Corporation may be certificated or uncertificated, as provided in the DGCL. Stock certificates shall be signed by, or in the name of the Corporation by, (i) the Chairman of the Board (if any) or the vice-chairman of the Board (if any), the Chief Executive Officer, the President or a Vice President, and (ii) the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, or the Chief Financial Officer, certifying the number of shares owned by such stockholder. Any signatures on a certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 6.2. Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation (within or outside of the State of Delaware) or by transfer agents designated to transfer shares of the stock of the Corporation.

Section 6.3. Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to regulations as the Board of Directors may establish concerning proof of the loss, theft or destruction and concerning the giving of a satisfactory bond or indemnity, if deemed appropriate.

Section 6.4. Regulations.

The issue, transfer, conversion and registration of certificates of stock of the Corporation shall be governed by other regulations as the Board of Directors may establish.

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Section 6.5. Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment or recess thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for determining stockholders entitled to vote. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or recess of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned or recessed meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned or recessed meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned or recessed meeting.

(b) If and to the extent that stockholder action by written consent is permitted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE 7—INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 7.1. Indemnification.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (an “Indemnitee”) who was or is made, or is threatened to be made, a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the

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Corporation as a director, officer, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise (including, but not limited to, service with respect to employee benefit plans) (any such entity, an “Other Entity”), against all liability and loss suffered (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation or the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Section 7.1.

Section 7.2. Advancement of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay, on an as-incurred basis, all expenses (including, but not limited to attorneys’ fees and expenses) incurred by an Indemnitee in investigating, responding to, defending or testifying in any Proceeding in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article 7 or otherwise.

Section 7.3. Claims.

If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article 7 is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 7.4. Insurance.

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article 7 or the DGCL.

Section 7.5. Survival; Non-Exclusivity of Rights.

The rights conferred on any Indemnitee by this Article 7 shall continue as to a person who has ceased to be a director or officer of the Corporation and are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise. Any such rights shall inure to the benefit of the heirs and legal representatives of such Indemnitee. The Corporation may enter into agreements with any Indemnitee for the purpose of providing for indemnification or advancement of expenses.

Section 7.6. Amounts Received from an Other Entity.

The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee, member, trustee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

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Section 7.7. Amendment or Repeal.

Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article 7 after the occurrence of the act or omission that is the subject of the Proceeding or other matter for which indemnification or advancement of expenses is sought.

Section 7.8. Other Indemnification and Advancement of Expenses.

This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

Section ~~7.10.~~7.9. Reliance.

Indemnitees who after the date of the adoption of this Article 7 become or remain an Indemnitee described in Section 7.1 will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article 7 in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Article 7 will apply to claims made against any Indemnitee described in Section 7.1 arising out of acts or omissions that occurred or occur either before or after the adoption of this Article 7 in respect of service as a director or officer of the corporation or other service described in Section 7.1.

Section ~~7.11.~~7.10. Successful Defense.

In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

ARTICLE 8—NOTICES

Section 8.1. Methods of Notice.

Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation or given as permitted by applicable law. If mailed, notice to a stockholder of the Corporation shall be deemed given when deposited in the mail, postage prepaid, directed to a stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders of the Corporation may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 8.2. Waivers.

A written waiver of any notice, signed by a stockholder or director, or a waiver of any notice by electronic transmission by such person or entity, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person or entity. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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ARTICLE 9—MISCELLANEOUS

Section 9.1. Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary, Assistant Treasurer or the Chief Financial Officer.

Section 9.2. Reliance upon Books, Reports, and Records.

Each director and each member of any committee designated by the Board of Directors of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, agents or employees, or committees of the Board of Directors so designated, or by any other person or entity as to matters which such director or committee member reasonably believes are within such other person’s or entity’s professional or expert competence and that has been selected with reasonable care by or on behalf of the Corporation.

Section 9.3. Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 9.4. Time Periods.

In applying any provision of these Bylaws that requires that an act be done or not be done a specified number of days before an event or that an act be done during a specified number of days before an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE 10—AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to adopt, alter, amend or repeal the bylaws. Any adoption, alteration, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors then in office. Notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of the bylaws may be adopted, altered, amended or repealed by the stockholders of the Corporation in any respect, unless in addition to any other vote required by the Certificate of Incorporation or required by law, ~~(i) at any time RC II WS LLC (“~~RC II WS~~”) and its Affiliates (as defined herein) collectively own at least fifty percent (50%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares, voting together as a single class, and (ii) at any time RC II WS and its Affiliates collectively own less than fifty percent (50%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto,~~ such alteration, amendment, repeal or adoption is approved at a meeting of the stockholders called for that purpose by, ~~in addition to any other vote otherwise required by law,~~ the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares, voting together as a single class.

~~“Affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with such person (other than with respect to RC II WS, the Corporation and its subsidiaries); the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing. The term “person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.~~

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AMENDED AND RESTATED

BYLAWS OF

WINGSTOP INC.

ARTICLE 1—OFFICES

Section 1.1. Registered Office.

The registered office of Wingstop Inc., a Delaware corporation (the “Corporation”), shall be in the County of New Castle, State of Delaware.

Section 1.2. Other Offices.

The Corporation may also have offices at such other places, either within or outside of the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE 2—STOCKHOLDERS

Section 2.1. Annual Meeting.

An annual meeting of the stockholders of the Corporation for the election of directors to succeed those whose term expires and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, within or outside of the State of Delaware, on the date and at the time that the Board of Directors shall each year fix. Unless stated otherwise in the notice of the annual meeting of the stockholders of the Corporation, such annual meeting shall be at the principal office of the Corporation. The Corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.2. Advance Notice of Nominations and Proposals of Business.

(a) Business at Annual Meetings of Stockholders.

(i) Only such business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) shall be conducted at an annual meeting of the stockholders as shall have been brought before the meeting (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(a) and at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 2.2(a). For the avoidance of doubt, the foregoing clause (C) of this Section 2.2(a)(i) shall be the exclusive means for a stockholder to propose such business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) before an annual meeting of stockholders.

(ii) For business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form as described in Section 2.2(a)(iii) to the Secretary of the Corporation and such business must otherwise be appropriate for stockholder action under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”). To be timely, a stockholder’s notice for such business must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days

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prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not held within a period that commences thirty (30) days before such anniversary date and ends seventy (70) days after such anniversary date, such stockholder’s notice must be delivered not earlier than one hundred and twenty (120) days prior to the annual meeting and not later than the later of (A) the tenth day following the day of the Public Announcement (as defined in Section 2.2(g) below) of the date of the annual meeting or (B) the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral, postponement or recess of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(iii) To be in proper written form, a stockholder’s notice to the Secretary of the Corporation shall set forth as to each matter of business the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting (including the specific text of any resolutions or actions proposed for consideration and if such business includes a proposal to amend ~~the Corporation’s Certificate of Incorporation or~~ these Bylaws, the specific language of the proposed amendment), ~~and~~ the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, (B) the name and address of the stockholder proposing such business, as they appear on the Corporation’s books, the residence name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person (as defined in Section 2.2(g) below) ~~covered by clauses (C) – (H),(J) and (K) below~~, (C) the class or series and number of shares of stock of the Corporation that are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person ~~with respect to the Corporation’s securities~~, a description of any Derivative Positions (as defined in Section 2.2(g) below) directly or indirectly held or beneficially held by the stockholder or any Stockholder Associated Person, and whether and the extent to which a Hedging Transaction (as defined in Section 2.2(g) below) has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (D) any rights to dividends on the shares of any class or series of shares of the Corporation beneficially owned by such proposing stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (E) any material pending or threatened legal proceeding in which such proposing stockholder or any Stockholder Associated Person is a party or material participant involving the Corporation or any of its officers or directors, or any Affiliate (as defined in Section 2.2(g) below) of the Corporation, (F) any direct or indirect material interest in any material contract or agreement of such proposing stockholder or any Stockholder Associated Person with the Corporation, any Affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (G) a description of all other agreements, arrangements or understandings between such stockholder or any Stockholder Associated Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and any other material interest of such stockholder, any Stockholder Associated Person or such other person or entity in such business, (H) a summary of any material discussion regarding the business proposed to be brought before the meeting between such stockholder or any Stockholder Associated Person, on the one hand, and any other record holder or beneficial owner of the shares of any class or series of the Corporation (including their names), on the other hand, (I) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (J) any other information related to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies or consents (even if a solicitation is not involved) by such stockholder or Stockholder Associated Person in support of the business proposed to be brought before the meeting pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder, ~~and~~ (K) a representation as to whether such stockholder or any Stockholder Associated Person intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal or otherwise to solicit proxies or votes from stockholders in support of the proposal, (L) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation and (M) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation. In

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addition, any stockholder who submits a notice pursuant to this Section 2.2(a) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d).

Notwithstanding anything in these Bylaws to the contrary, no business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.2(a). At an annual meeting, the chairman of the meeting shall determine, if the facts warrant, that business was not properly brought before the meeting and in accordance with the provisions prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

(b) Nominations at Annual Meetings of Stockholders.

(i) Only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.2(b) of these Bylaws shall be eligible for election to the Board of Directors at an annual meeting of stockholders.

(ii) Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(b)(ii) and at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 2.2(b)(ii). For the avoidance of doubt, clause (B) of this Section 2.2(b)(ii) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors at an annual meeting of stockholders. Any nominations by stockholders at an annual meeting of stockholders shall be made pursuant to timely notice in proper written form as described in Section 2.2(b)(iii) to the Secretary of the Corporation. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not held within a period that commences thirty (30) days before such anniversary date and ends seventy (70) days after such anniversary date, such stockholder’s notice must be delivered not earlier than one hundred and twenty (120) days prior to the annual meeting and not later than the later of (~~C~~A) the tenth day following the day of the Public Announcement of the date of the annual meeting or (~~D~~B) the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral, postponement or recess of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

(iii) To be in proper written form, a stockholder’s notice to the Secretary of the Corporation shall

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director of the Corporation, set forth (1) the name, age, business address and residence address of the proposed nominee, (2) the principal occupation or employment of the proposed nominee, (3) the class or series and number of shares of capital stock of the Corporation that are directly or indirectly beneficially owned or of record by the proposed nominee, (4) the date such shares were acquired and the investment intent of such acquisition, (5) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the stockholder giving the notice or any Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective Affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 (or any provision of law subsequently replacing Item 404) promulgated under Regulation S-K if the stockholder making the nomination or any Stockholder Associated Person on whose behalf the nomination is made, or any Affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (6) any other information relating to the proposed

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nominee that (a) would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or is otherwise required, pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder (including such proposed nominee’s written consent to being named in the Corporation’s proxy statement as a nominee, if applicable, and to serving if elected) or (b) the Corporation believes could be material to a reasonable stockholder’s understanding of the independence (both from management and from the stockholder or, if the proposal is made on behalf of a Stockholder Associated Person other than the stockholder of record, from such Stockholder Associated Person), or lack thereof, or qualifications of such proposed nominee;

(B) with respect to each proposed nominee for election or reelection to the Board, be accompanied by (1) a written statement executed by the proposed nominee acknowledging as a director of the Corporation, the proposed nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, (2) a written questionnaire with respect to the background and qualifications of such proposed nominee and the background of any other Stockholder Associated Person on whose behalf the nomination is being made (the proposed nominee shall request such form from the Secretary of the Corporation, and the Secretary of the Corporation shall provide such form no later than 10 days following such request), and (3) a written representation and agreement (the proposed nominee shall request such form from the Secretary of the Corporation and the Secretary of the Corporation shall provide such form no later than 10 days following such request) that such proposed nominee (a) is not and will not become a party to (i) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any Stockholder Associated Person as to how such proposed nominee, if elected as a director of the Corporation, will act or vote in such capacity on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, (c) in such proposed nominee’s individual capacity and on behalf of any Stockholder Associated Person on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable law and all applicable rules of the U.S. exchanges upon which the common stock of the Corporation is listed and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and other guidelines of the Corporation, (d) ~~in such proposed nominee’s individual capacity and on behalf of any Stockholder Associated Person on whose behalf the nomination is being made,~~ intends to serve a full term if elected as a director of the Corporation and (e) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(C) as to the stockholder giving the notice, set forth (1) the name and address of such stockholder, as they appear on the Corporation’s books, the residence name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person ~~covered by clauses (2) – (6), (8) and (9) below~~, (2) the class or series and number of shares of stock of the Corporation that are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person with ~~respect to the Corporation’s securities~~, a description of any Derivative Positions directly or indirectly held or beneficially held by the stockholder or any Stockholder Associated Person, and whether and the extent to which a Hedging Transaction has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (3) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (4) any material pending or threatened legal proceeding in which such stockholder or any Stockholder Associated Person is a party or material participant involving the Corporation or any of its officers or directors, or any Affiliate of the Corporation, (5) any direct or indirect material interest in any material contract or agreement of such stockholder or any Stockholder Associated Person with the Corporation, any Affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (6) a description of all other

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agreements, arrangements or understandings (including financial transactions and direct or indirect compensation) between such stockholder or any Stockholder Associated Person and each proposed nominee and any other person or entity (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (7) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (8) any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or otherwise required, pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder, ~~and~~ (9) a representation as to whether such stockholder or any Stockholder Associated Person intends (x) to deliver a proxy statement or form of proxy to the holders of a sufficient number of the Corporation’s outstanding shares to elect each proposed nominee, ~~or~~(y) otherwise to solicit proxies or votes from stockholders in support of the nomination and/or (z) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act, (10) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation and (11) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation. In addition, any stockholder who submits a notice pursuant to this Section 2.2(b) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d). At an annual meeting, the chairman of the meeting shall determine, if the facts warrant, that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded.

(iv) Notwithstanding anything in the fourth sentence of Section 2.2(b)(ii) of these Bylaws to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by Section 2.2(b)(ii) of these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the tenth day following the day on which such Public Announcement is first made by the Corporation.

(c) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Subject to Section 2.2(e) of these Bylaws, only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.2(c) shall be eligible for election to the Board of Directors at a special meeting of stockholders. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors are to be elected at such special meeting, by any stockholder of the Corporation who (A) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(c) and at the time of the special meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures provided for in this Section 2.2(c). For the avoidance of doubt, the foregoing clause (ii) of this Section 2.2(c) shall be the exclusive means for a stockholder to propose nominations of persons for election to the Board of Directors at a special meeting of stockholders. The number of nominees a stockholder may nominate for election at the special meeting at which directors are to be elected (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event a special meeting of stockholders is duly called for the purpose of electing one or more directors to the Board of Directors, ~~A~~any nominations by stockholders at a special meeting of stockholders shall be made pursuant to timely notice in proper written form as described in this Section 2.2(c) to the Secretary of the Corporation. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than one hundred and twenty (120) days prior to the special meeting and not later than the later of (1) the tenth day following the day of the Public Announcement of the date of the

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special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting or (2) the date which is ninety (90) days prior to the date of the special meeting. In no event shall any adjournment, deferral, postponement or recess of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper written form, such stockholder’s notice shall set forth all of the information required by, and otherwise be in compliance with the requirements of, Section 2.2(b)(iii) of these Bylaws. In addition, any stockholder who submits a notice pursuant to this Section 2.2(c) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d). At a special meeting, the chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a proposal or nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective proposal or nomination shall be disregarded.

(d) Update and Supplement of Stockholder’s Notice. Any stockholder who submits a notice of proposal for business or nomination for election pursuant to this Section 2.2 is required to update and supplement the information disclosed in such notice (other than the representations at Section 2.2(a)(iii)(K) or at Section 2.2(b)(iii)(C)(9), as applicable), if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting of stockholders and as of the date that is ten (10) business days prior to such meeting of the stockholders or any adjournment or~~,~~ postponement ~~or recess~~ thereof, and such update and supplement shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting of stockholders (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting of stockholders or any adjournment or~~,~~ postponement ~~or recess~~ thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting of stockholders or any adjournment~~,~~ or postponement ~~or recess~~ thereof).

(e) Requirements of Exchange Act. In addition to the foregoing provisions of this Section 2.2, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act, or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements of these Bylaws applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws regardless of the stockholder’s intent to utilize Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) promulgated under the Exchange Act. Nothing in this Section 2.2 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) promulgated under the Exchange Act or (ii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

(f) Failure to Appear; Failure to Comply with Rule 14a-19 of the Exchange Act. Notwithstanding the foregoing provisions of this Section 2.2, ~~U~~unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.2 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that such nomination or proposal is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.2(f), to be considered a “qualified representative of the stockholder,” a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or Stockholder Associated Person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s notice of meeting and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If

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any stockholder or Stockholder Associated Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it or such Stockholder Associated Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(g) Definitions. For purposes of these Bylaws, the term:

(i) “Affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with, such person; the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing. The term “person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

(ii) “beneficial ownership” shall be determined in accordance with Rule 13d-3 (or any provision of law subsequently replacing Rule 13d-3) promulgated under the Exchange Act and “beneficial owner” has a meaning correlative to the foregoing.

(iii) “Derivative Positions” means, with respect to a stockholder or any Stockholder Associated Person, any derivative positions including, without limitation, any short position, profits interest, option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise and any performance-related fees to which such stockholder or any Stockholder Associated Person is entitled based, directly or indirectly, on any increase or decrease in the value of shares of capital stock of the Corporation;

(iv) “Hedging Transaction” means, with respect to a stockholder or any Stockholder Associated Person, any hedging or other transaction (such as borrowed or loaned shares) or series of transactions, or any other agreement, arrangement or understanding, the effect or intent of which is to increase or decrease the voting power or economic or pecuniary interest of such stockholder or any Stockholder Associated Person with respect to the Corporation’s securities;

(v) “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or any provision of law subsequently replacing any or all of such Sections) of the Exchange Act; and

(vi) “Stockholder Associated Person” of any stockholder means (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, or (C) any person directly or indirectly controlling, controlled by or under common control with such Stockholder Associated Person.

Section 2.3. Special Meetings; Notice.

Special meetings of the stockholders of the Corporation may be called only in the manner set forth in the Certificate of Incorporation of the Corporation (as it may be amended and/or restated from time to time, the “Certificate of Incorporation”). Notice of every special meeting of the stockholders of the Corporation shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice. The Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled.

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Section 2.4. Notice of Meetings.

Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, ~~N~~notice of the place, if any, date and time of all meetings of stockholders of the Corporation, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose or purposes of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which such meeting is to be held, to each stockholder entitled to notice of the meeting.

~~The Corporation may postpone or cancel any previously called annual or special meeting of stockholders of the Corporation by making a Public Announcement of such postponement or cancellation prior to the meeting. When a previously called annual or special meeting is postponed to another time, date or place, if any, notice of the place (if any), date and time of the postponed meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such postponed meeting, shall be given in conformity with this Section 2.4 unless such meeting is postponed to a date that is not more than 60 days after the date that the initial notice of the meeting was provided in conformity with this Section 2.4.~~

When a meeting is adjourned ~~or recessed~~ to another time or place, notice need not be given of the adjourned ~~or recessed~~ meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned ~~or recessed~~ meeting are announced at the meeting at which the adjournment ~~or recess~~ is taken or provided in any other manner permitted by the DGCL; provided, however, that if the adjournment ~~or recess~~ is for more than 30 days, a notice of the adjourned ~~or recessed~~ meeting shall be given to each stockholder of record entitled to vote at the meeting, or if after the adjournment ~~or recess~~ a new record date for stockholders entitled to vote is fixed for the adjourned ~~or recessed~~ meeting the Board of Directors shall fix a new record date for notice of such adjourned ~~or recessed~~ meeting in conformity herewith and such notice shall be given to each stockholder of record entitled to vote at such adjourned ~~or recessed~~ meeting as of the record date for notice of such adjourned ~~or recessed~~ meeting. At any adjourned ~~or recessed~~ meeting, any business may be transacted that may have been transacted at the original meeting.

Section 2.5. Quorum.

At any meeting of the stockholders, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote at the meeting, shall be necessary and sufficient to constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by applicable law, the Certificate of Incorporation, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are listed. If a separate vote by one or more classes or series is required, the holders of shares entitled to cast a majority of the total votes entitled to be cast on the matter by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter.

Section 2.6. Organization.

The Chairman of the Board of Directors, or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the President of the Corporation or, in his or her absence, the person chosen at the meeting by the vote of a majority of the stockholders entitled to vote at the meeting, shall preside over the meeting. The Secretary shall act as the secretary of the meeting, but in his or her absence, any Assistant Secretary of the Corporation or any other person the chairman appoints shall act as secretary.

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Section 2.7. Conduct of Business.

The chairman of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order.

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason, including, without limitation, lack of a quorum) to adjourn or recess the meeting to another place, if any, date and time, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.8. Proxies; Inspectors.

(a) Each stockholder entitled to vote at a meeting of stockholders or express consent to corporation action ~~in writing~~ without a meeting (if permitted by the Certificate of Incorporation) may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

(b) Prior to a meeting of the stockholders of the Corporation, the Corporation shall appoint one or more inspectors (who may be employees of the Corporation) to act at a meeting of stockholders of the Corporation and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by applicable law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before beginning the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors. The inspectors shall have the duties prescribed by applicable law.

Section 2.9. Voting.

Except as otherwise required by any law or regulation applicable to the Corporation or its securities, by the Certificate of Incorporation, by these Bylaws or by the rules of any stock exchange upon which the Corporation’s securities are listed, when a quorum is present, all matters other than the election of directors shall be determined by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon. All elections of directors shall be determined by a plurality of the votes cast.

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Section 2.10. Action by ~~Written~~ Consent.

Except as otherwise provided in the Certificate of Incorporation, stockholders may not take any action by ~~written~~ consent in lieu of a meeting of stockholders.

Section 2.11. Stock List.

A complete list of stockholders of the Corporation entitled to vote at any meeting of stockholders of the Corporation, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any such stockholder, for any purpose germane to a meeting of the stockholders of the Corporation, for a period of ~~at least~~ 10 days ending on the date before the meeting date (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the principal place of business of the Corporation; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before such meeting date. ~~If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.~~

Except as otherwise provided by law, the stock ledger shall be the sole evidence of the identity of the stockholders entitled to vote at a meeting and the number of shares held by each stockholder.

ARTICLE 3—BOARD OF DIRECTORS

Section 3.1. General Powers and Qualifications of Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders of the Corporation to be qualified for election or service as a director of the Corporation.

Section 3.2. Number.

Subject to the Certificate of Incorporation, the total number of directors constituting the entire Board of Directors shall be fixed from time to time solely by resolutions adopted by a majority of the directors then in office so long as a quorum is present.

Section 3.3. Removal; Resignation.

Directors may only be removed as set forth in the Certificate of Incorporation. Any director may resign at any time upon notice given in writing, including by electronic transmission, to the Corporation. Such resignation shall take effect at the time specified therein or, if the time is not specified, upon receipt thereof. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.4. Regular Meetings.

Regular meetings of the Board of Directors shall be held at such places (if any), within or outside the State of Delaware, on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.

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Section 3.5. Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or by two or more directors then in office, and shall be held at the place, if any, on the date and at the time as he, she or they shall fix. Notice of the place, if any, date and time of each special meeting shall be given to each director not less than twenty-four hours before the meeting. Any and all business may be transacted at a special meeting of the Board of Directors.

Section 3.6. Quorum; Vote Required for Action.

At any meeting of the Board of Directors, a majority of the total number of directors then in office but not less than 1/3 of the total authorized number of directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn or recess the meeting to another place, if any, date or time, without further notice or waiver thereof. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.7. Telephone Meetings.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or committee thereof by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other director, and such participation shall constitute presence in person at the meeting.

Section 3.8. Conduct of Business; Action by ~~Written~~ Consent.

At any meeting of the Board of Directors or any committee thereof, business shall be transacted in the order and manner that the Board of Directors may from time to time determine. The Board of Directors or any committee thereof may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission.~~, and the writing or writings, or electronic transmission or electronic transmissions, are~~ After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or any committee thereof.

Section 3.9. Compensation of Directors.

The Board of Directors shall be authorized to fix the compensation of directors. The directors of the Corporation shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, paid an annual retainer or paid other compensation, including equity compensation, as the Board of Directors determines. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees shall have their expenses, if any, of attendance of each meeting of such committee reimbursed and may be paid compensation for attending committee meetings or being a member of a committee.

ARTICLE 4—COMMITTEES

Section 4.1. Committees of the Board of Directors.

The Board of Directors may designate one or more committees of the Board of Directors, each with such lawfully delegable powers and duties as the Board of Directors thereby confers, to serve at the pleasure of the Board of Directors and shall appoint one or more directors to serve as the member or members of such committee or committees, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of any committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the

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meeting in the place of the absent or disqualified member. All provisions of this Section 4.1 are subject to, and nothing in this Section 4.1 shall in any way limit the exercise, or method or timing of the exercise of the rights of any person granted by the Corporation with respect to the existence, duties, composition or conduct of any committee of the Board of Directors.

Section 4.2. Committee Rules.

Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 3 of these Bylaws.

ARTICLE 5—OFFICERS

Section 5.1. Generally.

The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents and a Secretary. The Board of Directors may also designate as officers a President, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers and agents as it shall deem necessary. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The compensation of officers appointed by the Board of Directors shall be determined from time to time by the Board of Directors or a committee thereof or by the officers as may be designated by resolution of the Board of Directors.

Section 5.2. Chairman of the Board.

The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

Section 5.3. Chief Executive Officer.

The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, the general powers and duties of supervision, direction, and management of the business and affairs of the Corporation, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. In addition, the Chief Executive Officer shall have such other powers and perform such other duties as may be delegated to him or her by the Board of Directors or as are set forth in the Certificate of Incorporation or these Bylaws. If the Board of Directors has not elected or appointed a President or the office of the President is otherwise vacant, and no officer otherwise functions with the powers and duties of the President, then, unless otherwise determined by the Board of Directors, the Chief Executive Officer shall also have all the powers and duties of the President.

Section 5.4. President.

The President, if there is such an officer and the Board of Directors so directs, shall serve as chief operating officer and have the powers and duties customarily and usually associated with the office of chief operating officer unless the Board of Directors provides for another officer to serve as chief operating officer (or to have the powers and duties of chief operating officer). The President shall have such other powers and perform such other duties as may be delegated to him or her from time to time by the Board of Directors or the Chief Executive Officer. If the Board of Directors has not elected or appointed a Chief Executive Officer or the office of Chief Executive Officer is otherwise vacant, then, unless otherwise determined by the Board of Directors, the President shall also have all the powers and duties of the Chief Executive Officer.

Section 5.5. Vice President.

Each Vice President shall have the powers and duties delegated to him or her by the Board of Directors, the Chief Executive Officer or his or her superior officer.

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Section 5.6. Secretary and Assistant Secretaries.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform other duties as the Board of Directors may from time to time prescribe.

Any Assistant Secretary, if there is such an officer, shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors), shall perform the duties and exercise the powers of the Secretary.

Section 5.7. Chief Financial Officer, Treasurer and Assistant Treasurers.

The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time. The Chief Executive Officer or President may direct the Treasurer or any Assistant Treasurer, if there is such an officer, to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

Section 5.8. Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 5.9. Removal.

The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

Section 5.10. Appointing Attorneys and Agents; Voting Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent ~~in writing~~, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 5.10 which may be delegated to an attorney or agent may also be exercised directly by the Chairman of the Board, the Chief Executive Officer or the Vice President.

Section 5.11. Additional Matters. The Chief Executive Officer, the President and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

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ARTICLE 6—STOCK

Section 6.1. Certificates of Stock.

Shares of the stock of the Corporation may be certificated or uncertificated, as provided in the DGCL. Stock certificates shall be signed by, or in the name of the Corporation by~~,~~ two authorized officers of the Corporation (it being understood ~~that each of (i)~~ the Chairman of the Board (if any), ~~or~~ the vice-chairman of the Board (if any), the Chief Executive Officer, the President, ~~or~~ a Vice President, ~~and (ii)~~ the Secretary, ~~or~~ an Assistant Secretary, ~~or~~ the Treasurer, ~~or~~ an Assistant Treasurer, or the Chief Financial Officer shall be an authorized officer for such purpose), certifying the number of shares owned by such stockholder. Any signatures on a certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 6.2. Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation (within or outside of the State of Delaware) or by transfer agents designated to transfer shares of the stock of the Corporation.

Section 6.3. Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to regulations as the Board of Directors may establish concerning proof of the loss, theft or destruction and concerning the giving of a satisfactory bond or indemnity, if deemed appropriate.

Section 6.4. Regulations.

The issue, transfer, conversion and registration of certificates of stock of the Corporation shall be governed by other regulations as the Board of Directors may establish.

Section 6.5. Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment ~~or recess~~ thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for determining stockholders entitled to vote. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment ~~or recess~~ of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned ~~or recessed~~ meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned ~~or recessed~~ meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned ~~or recessed~~ meeting.

(b) If and to the extent that stockholder action by ~~written~~ consent is permitted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to consent to corporate action ~~in writing~~ without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than 10 days after

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the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action ~~in writing~~ without a meeting, when no prior action by the Board of Directors is required, shall be the first date on which a signed ~~written~~ consent setting forth the action taken or proposed to be taken is delivered to the Corporation ~~by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested~~in accordance with Section 228 of the DGCL. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action ~~in writing~~ without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE 7—INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 7.1. Indemnification.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (an “Indemnitee”) who was or is made, or is threatened to be made, a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise (including, but not limited to, service with respect to employee benefit plans) (any such entity, an “Other Entity”), against all liability and loss suffered (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation or the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Section 7.1.

Section 7.2. Advancement of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay, on an as- incurred basis, all expenses (including, but not limited to attorneys’ fees and expenses) incurred by an Indemnitee in investigating, responding to, defending or testifying in any Proceeding in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article 7 or otherwise.

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Section 7.3. Claims.

If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article 7 is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 7.4. Insurance.

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article 7 or the DGCL.

Section 7.5. Survival; Non-Exclusivity of Rights.

The rights conferred on any Indemnitee by this Article 7 shall continue as to a person who has ceased to be a director or officer of the Corporation and are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise. Any such rights shall inure to the benefit of the heirs and legal representatives of such Indemnitee. The Corporation may enter into agreements with any Indemnitee for the purpose of providing for indemnification or advancement of expenses.

Section 7.6. Amounts Received from an Other Entity.

The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee, member, trustee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

Section 7.7. Amendment or Repeal.

Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article 7 after the occurrence of the act or omission that is the subject of the Proceeding or other matter for which indemnification or advancement of expenses is sought.

Section 7.8. Other Indemnification and Advancement of Expenses.

This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

Section 7.9. Reliance.

Indemnitees who after the date of the adoption of this Article 7 become or remain an Indemnitee described in Section 7.1 will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article 7 in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Article 7 will apply to claims made against any Indemnitee described in Section 7.1 arising out of acts or omissions that occurred or occur either before or after the adoption of this Article 7 in respect of service as a director or officer of the corporation or other service described in Section 7.1.

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Section 7.10. Successful Defense.

To the fullest extent permitted by law, ~~I~~in the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

ARTICLE 8—NOTICES

Section 8.1. Methods of Notice.

Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation or given as permitted by applicable law. If mailed, notice to a stockholder of the Corporation shall be deemed given when deposited in the mail, postage prepaid, directed to a stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders of the Corporation may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 8.2. Waivers.

A written waiver of any notice, signed by a stockholder or director, or a waiver of any notice by electronic transmission by such person or entity, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person or entity. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE 9—MISCELLANEOUS

Section 9.1. Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary, Assistant Treasurer or the Chief Financial Officer.

Section 9.2. Reliance upon Books, Reports, and Records.

Each director and each member of any committee designated by the Board of Directors of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, agents or employees, or committees of the Board of Directors so designated, or by any other person or entity as to matters which such director or committee member reasonably believes are within such other person’s or entity’s professional or expert competence and that has been selected with reasonable care by or on behalf of the Corporation.

Section 9.3. Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

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Section 9.4. Time Periods.

Unless otherwise expressly provided herein, ~~I~~in applying any provision of these Bylaws that requires that an act be done or not be done a specified number of days before an event or that an act be done during a specified number of days before an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE 10~~-~~—AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to adopt, Alter, amend or repeal the bylaws. Any adoption, alteration, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors then in office so long as a quorum is present. Notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of the bylaws may be adopted, altered, amended or repealed by the stockholders of the Corporation in any respect, unless in addition to any other vote required by the Certificate of Incorporation or required by law, such alteration, amendment, repeal or adoption is approved at a meeting of the stockholders called for that purpose by, the affirmative vote of the holders of at least sixty-six and two- thirds percent (66 2/3%) of the voting power of the outstanding shares, voting together as a single class.

AMENDED AND RESTATED

BYLAWS OF

WINGSTOP INC.

ARTICLE 1—OFFICES

Section 1.1. Registered Office.

The registered office of Wingstop Inc., a Delaware corporation (the “Corporation”), shall be in the County of New Castle, State of Delaware.

Section 1.2. Other Offices.

The Corporation may also have offices at such other places, either within or outside of the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE 2—STOCKHOLDERS

Section 2.1. Annual Meeting.

An annual meeting of the stockholders of the Corporation for the election of directors to succeed those whose term expires and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, within or outside of the State of Delaware, on the date and at the time that the Board of Directors shall each year fix. Unless stated otherwise in the notice of the annual meeting of the stockholders of the Corporation, such annual meeting shall be at the principal office of the Corporation. The Corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

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Section 2.2. Advance Notice of Nominations and Proposals of Business.

(a) Business at Annual Meetings of Stockholders.

(i) Only such business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) shall be conducted at an annual meeting of the stockholders as shall have been brought before the meeting (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(a) and at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 2.2(a). For the avoidance of doubt, the foregoing clause (C) of this Section 2.2(a)(i) shall be the exclusive means for a stockholder to propose such business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) before an annual meeting of stockholders.

(ii) For business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form as described in Section 2.2(a)(iii) to the Secretary of the Corporation and such business must otherwise be appropriate for stockholder action under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”). To be timely, a stockholder’s notice for such business must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not held within a period that commences thirty (30) days before such anniversary date and ends seventy (70) days after such anniversary date, such stockholder’s notice must be delivered not earlier than one hundred and twenty (120) days prior to the annual meeting and not later than the later of (A) the tenth day following the day of the Public Announcement (as defined in Section 2.2(g) below) of the date of the annual meeting or (B) the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral, postponement or recess of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(iii) To be in proper written form, a stockholder’s notice to the Secretary of the Corporation shall set forth as to each matter of business the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting (including the specific text of any resolutions or actions proposed for consideration and if such business includes a proposal to amend these Bylaws, the specific language of the proposed amendment), the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, (B) the name and address of the stockholder proposing such business, as they appear on the Corporation’s books, the residence name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person (as defined in Section 2.2(g) below), (C) the class or series and number of shares of stock of the Corporation that are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person, a description of any Derivative Positions (as defined in Section 2.2(g) below) directly or indirectly held or beneficially held by the stockholder or any Stockholder Associated Person, and whether and the extent to which a Hedging Transaction (as defined in Section 2.2(g) below) has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (D) any rights to dividends on the shares of any class or series of shares of the Corporation beneficially owned by such proposing stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (E) any material pending or threatened legal proceeding in which such proposing stockholder or any Stockholder Associated Person is a party or material participant involving the Corporation or any of its officers or directors, or any Affiliate (as defined in Section 2.2(g) below) of the Corporation, (F) any direct or indirect material interest in any material contract or agreement of such proposing stockholder or any Stockholder Associated Person with the Corporation, any Affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (G) a description of all other agreements, arrangements or understandings between such stockholder or any Stockholder Associated Person and

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any other person or entity (including their names) in connection with the proposal of such business by such stockholder and any other material interest of such stockholder, any Stockholder Associated Person or such other person or entity in such business, (H) a summary of any material discussion regarding the business proposed to be brought before the meeting between such stockholder or any Stockholder Associated Person, on the one hand, and any other record holder or beneficial owner of the shares of any class or series of the Corporation (including their names), on the other hand, (I) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (J) any other information related to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies or consents (even if a solicitation is not involved) by such stockholder or Stockholder Associated Person in support of the business proposed to be brought before the meeting pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder, (K) a representation as to whether such stockholder or any Stockholder Associated Person intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal or otherwise to solicit proxies or votes from stockholders in support of the proposal, (L) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation and (M) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation. In addition, any stockholder who submits a notice pursuant to this Section 2.2(a) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d).

Notwithstanding anything in these Bylaws to the contrary, no business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and is governed exclusively by Section 2.2(b) of these Bylaws) shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.2(a). At an annual meeting, the chairman of the meeting shall determine, if the facts warrant, that business was not properly brought before the meeting and in accordance with the provisions prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

(b) Nominations at Annual Meetings of Stockholders.

(i) Only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.2(b) of these Bylaws shall be eligible for election to the Board of Directors at an annual meeting of stockholders.

(ii) Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(b)(ii) and at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 2.2(b)(ii). For the avoidance of doubt, clause (B) of this Section 2.2(b)(ii) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors at an annual meeting of stockholders. Any nominations by stockholders at an annual meeting of stockholders shall be made pursuant to timely notice in proper written form as described in Section 2.2(b)(iii) to the Secretary of the Corporation. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not held within a period that commences thirty (30) days before such anniversary date and ends seventy (70) days after such anniversary date, such stockholder’s notice must be delivered not earlier than one hundred and twenty (120) days prior to the annual meeting and not later than the later of (A) the tenth day following the day of the Public Announcement of the date of the annual meeting or (B) the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral, postponement or recess of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a

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stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

(iii) To be in proper written form, a stockholder’s notice to the Secretary of the Corporation shall

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director of the Corporation, set forth (1) the name, age, business address and residence address of the proposed nominee, (2) the principal occupation or employment of the proposed nominee, (3) the class or series and number of shares of capital stock of the Corporation that are directly or indirectly beneficially owned or of record by the proposed nominee, (4) the date such shares were acquired and the investment intent of such acquisition, (5) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the stockholder giving the notice or any Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective Affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 (or any provision of law subsequently replacing Item 404) promulgated under Regulation S-K if the stockholder making the nomination or any Stockholder Associated Person on whose behalf the nomination is made, or any Affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (6) any other information relating to the proposed nominee that (a) would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or is otherwise required, pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder (including such proposed nominee’s written consent to being named in the Corporation’s proxy statement as a nominee, if applicable, and to serving if elected) or (b) the Corporation believes could be material to a reasonable stockholder’s understanding of the independence (both from management and from the stockholder or, if the proposal is made on behalf of a Stockholder Associated Person other than the stockholder of record, from such Stockholder Associated Person), or lack thereof, or qualifications of such proposed nominee;

(B) with respect to each proposed nominee for election or reelection to the Board, be accompanied by (1) a written statement executed by the proposed nominee acknowledging as a director of the Corporation, the proposed nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, (2) a written questionnaire with respect to the background and qualifications of such proposed nominee and the background of any other Stockholder Associated Person on whose behalf the nomination is being made (the proposed nominee shall request such form from the Secretary of the Corporation, and the Secretary of the Corporation shall provide such form no later than 10 days following such request), and (3) a written representation and agreement (the proposed nominee shall request such form from the Secretary of the Corporation and the Secretary of the Corporation shall provide such form no later than 10 days following such request) that such proposed nominee (a) is not and will not become a party to (i) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any Stockholder Associated Person as to how such proposed nominee, if elected as a director of the Corporation, will act or vote in such capacity on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, (c) in such proposed nominee’s individual capacity and on behalf of any Stockholder Associated Person on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable law and all applicable rules of the U.S. exchanges upon which the common stock of the Corporation is listed and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and other guidelines of the Corporation, (d) intends to serve a full term if elected as a director of the Corporation and (e) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true

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and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(C) as to the stockholder giving the notice, set forth (1) the name and address of such stockholder, as they appear on the Corporation’s books, the residence name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person, (2) the class or series and number of shares of stock of the Corporation that are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person with, a description of any Derivative Positions directly or indirectly held or beneficially held by the stockholder or any Stockholder Associated Person, and whether and the extent to which a Hedging Transaction has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (3) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (4) any material pending or threatened legal proceeding in which such stockholder or any Stockholder Associated Person is a party or material participant involving the Corporation or any of its officers or directors, or any Affiliate of the Corporation, (5) any direct or indirect material interest in any material contract or agreement of such stockholder or any Stockholder Associated Person with the Corporation, any Affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (6) a description of all other agreements, arrangements or understandings (including financial transactions and direct or indirect compensation) between such stockholder or any Stockholder Associated Person and each proposed nominee and any other person or entity (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (7) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (8) any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or otherwise required, pursuant to Section 14 (or any provision of law subsequently replacing Section 14) of the Exchange Act, and the rules and regulations promulgated thereunder, (9) a representation as to whether such stockholder or any Stockholder Associated Person intends (x) to deliver a proxy statement or form of proxy to the holders of a sufficient number of the Corporation’s outstanding shares to elect each proposed nominee, (y) otherwise to solicit proxies or votes from stockholders in support of the nomination and/or (z) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act, (10) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation and (11) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation. In addition, any stockholder who submits a notice pursuant to this Section 2.2(b) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d). At an annual meeting, the chairman of the meeting shall determine, if the facts warrant, that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded.

(iv) Notwithstanding anything in the fourth sentence of Section 2.2(b)(ii) of these Bylaws to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by Section 2.2(b)(ii) of these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the tenth day following the day on which such Public Announcement is first made by the Corporation.

(c) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Subject to Section 2.2(e) of these Bylaws, only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.2(c) shall be eligible for election to the Board of Directors at a special meeting of stockholders. Nominations of

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persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors are to be elected at such special meeting, by any stockholder of the Corporation who (A) was a stockholder of record at the time of giving of notice provided for in this Section 2.2(c) and at the time of the special meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures provided for in this Section 2.2(c). For the avoidance of doubt, the foregoing clause (ii) of this Section 2.2(c) shall be the exclusive means for a stockholder to propose nominations of persons for election to the Board of Directors at a special meeting of stockholders. The number of nominees a stockholder may nominate for election at the special meeting at which directors are to be elected (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event a special meeting of stockholders is duly called for the purpose of electing one or more directors to the Board of Directors, any nominations by stockholders at a special meeting of stockholders shall be made pursuant to timely notice in proper written form as described in this Section 2.2(c) to the Secretary of the Corporation. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than one hundred and twenty (120) days prior to the special meeting and not later than the later of (1) the tenth day following the day of the Public Announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting or (2) the date which is ninety (90) days prior to the date of the special meeting. In no event shall any adjournment, deferral, postponement or recess of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper written form, such stockholder’s notice shall set forth all of the information required by, and otherwise be in compliance with the requirements of, Section 2.2(b)(iii) of these Bylaws. In addition, any stockholder who submits a notice pursuant to this Section 2.2(c) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.2(d). At a special meeting, the chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a proposal or nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective proposal or nomination shall be disregarded.

(d) Update and Supplement of Stockholder’s Notice. Any stockholder who submits a notice of proposal for business or nomination for election pursuant to this Section 2.2 is required to update and supplement the information disclosed in such notice (other than the representations at Section 2.2(a)(iii)(K) or at Section 2.2(b)(iii)(C)(9), as applicable), if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting of stockholders and as of the date that is ten (10) business days prior to such meeting of the stockholders or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting of stockholders (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting of stockholders or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting of stockholders or any adjournment or postponement thereof).

(e) Requirements of Exchange Act. In addition to the foregoing provisions of this Section 2.2, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act, or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements of these Bylaws applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws regardless of the stockholder’s intent to utilize Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) promulgated under the Exchange Act. Nothing in this Section 2.2 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any provision of law subsequently replacing Rule 14a-8) promulgated under the Exchange Act or (ii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

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(f) Failure to Appear; Failure to Comply with Rule 14a-19 of the Exchange Act. Notwithstanding the foregoing provisions of this Section 2.2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.2 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that such nomination or proposal is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.2(f), to be considered a “qualified representative of the stockholder,” a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or Stockholder Associated Person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s notice of meeting and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any stockholder or Stockholder Associated Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it or such Stockholder Associated Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(g) Definitions. For purposes of these Bylaws, the term:

(i) “Affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with, such person; the term “control,” as used in this definition, means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing. The term “person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

(ii) “beneficial ownership” shall be determined in accordance with Rule 13d-3 (or any provision of law subsequently replacing Rule 13d-3) promulgated under the Exchange Act and “beneficial owner” has a meaning correlative to the foregoing.

(iii) “Derivative Positions” means, with respect to a stockholder or any Stockholder Associated Person, any derivative positions including, without limitation, any short position, profits interest, option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise and any performance-related fees to which such stockholder or any Stockholder Associated Person is entitled based, directly or indirectly, on any increase or decrease in the value of shares of capital stock of the Corporation;

(iv) “Hedging Transaction” means, with respect to a stockholder or any Stockholder Associated Person, any hedging or other transaction (such as borrowed or loaned shares) or series of transactions, or any other agreement, arrangement or understanding, the effect or intent of which is to increase or decrease the voting power or economic or pecuniary interest of such stockholder or any Stockholder Associated Person with respect to the Corporation’s securities;

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(v) “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or any provision of law subsequently replacing any or all of such Sections) of the Exchange Act; and

(vi) “Stockholder Associated Person” of any stockholder means (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, or (C) any person directly or indirectly controlling, controlled by or under common control with such Stockholder Associated Person.

Section 2.3. Special Meetings; Notice.

Special meetings of the stockholders of the Corporation may be called only in the manner set forth in the Certificate of Incorporation of the Corporation (as it may be amended and/or restated from time to time, the “Certificate of Incorporation”). Notice of every special meeting of the stockholders of the Corporation shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice. The Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled.

Section 2.4. Notice of Meetings.

Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, notice of the place, if any, date and time of all meetings of stockholders of the Corporation, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose or purposes of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which such meeting is to be held, to each stockholder entitled to notice of the meeting.

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or provided in any other manner permitted by the DGCL; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting the Board of Directors shall fix a new record date for notice of such adjourned meeting in conformity herewith and such notice shall be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted that may have been transacted at the original meeting.

Section 2.5. Quorum.

At any meeting of the stockholders, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote at the meeting, shall be necessary and sufficient to constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by applicable law, the Certificate of Incorporation, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are listed. If a separate vote by one or more classes or series is required, the holders of shares entitled to cast a majority of the total votes entitled to be cast on the matter by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter.

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Section 2.6. Organization.

The Chairman of the Board of Directors, or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the President of the Corporation or, in his or her absence, the person chosen at the meeting by the vote of a majority of the stockholders entitled to vote at the meeting, shall preside over the meeting. The Secretary shall act as the secretary of the meeting, but in his or her absence, any Assistant Secretary of the Corporation or any other person the chairman appoints shall act as secretary.

Section 2.7. Conduct of Business.

The chairman of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order.

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason, including, without limitation, lack of a quorum) to adjourn or recess the meeting to another place, if any, date and time, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.8. Proxies; Inspectors.

(a) Each stockholder entitled to vote at a meeting of stockholders or express consent to corporation action without a meeting (if permitted by the Certificate of Incorporation) may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

(b) Prior to a meeting of the stockholders of the Corporation, the Corporation shall appoint one or more inspectors (who may be employees of the Corporation) to act at a meeting of stockholders of the Corporation and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by applicable law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before beginning the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors. The inspectors shall have the duties prescribed by applicable law.

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Section 2.9. Voting.

Except as otherwise required by any law or regulation applicable to the Corporation or its securities, by the Certificate of Incorporation, by these Bylaws or by the rules of any stock exchange upon which the Corporation’s securities are listed, when a quorum is present, all matters other than the election of directors shall be determined by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon. All elections of directors shall be determined by a plurality of the votes cast.

Section 2.10. Action by Consent.

Except as otherwise provided in the Certificate of Incorporation, stockholders may not take any action by consent in lieu of a meeting of stockholders.

Section 2.11. Stock List.

A complete list of stockholders of the Corporation entitled to vote at any meeting of stockholders of the Corporation, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any such stockholder, for any purpose germane to a meeting of the stockholders of the Corporation, for a period of 10 days ending on the date before the meeting date (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the principal place of business of the Corporation; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before such meeting date.

Except as otherwise provided by law, the stock ledger shall be the sole evidence of the identity of the stockholders entitled to vote at a meeting and the number of shares held by each stockholder.

ARTICLE 3—BOARD OF DIRECTORS

Section 3.1. General Powers and Qualifications of Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders of the Corporation to be qualified for election or service as a director of the Corporation.

Section 3.2. Number.

Subject to the Certificate of Incorporation, the total number of directors constituting the entire Board of Directors shall be fixed from time to time solely by resolutions adopted by a majority of the directors then in office so long as a quorum is present.

Section 3.3. Removal; Resignation.

Directors may only be removed as set forth in the Certificate of Incorporation. Any director may resign at any time upon notice given in writing, including by electronic transmission, to the Corporation. Such resignation shall take effect at the time specified therein or, if the time is not specified, upon receipt thereof. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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Section 3.4. Regular Meetings.

Regular meetings of the Board of Directors shall be held at such places (if any), within or outside the State of Delaware, on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.

Section 3.5. Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or by two or more directors then in office, and shall be held at the place, if any, on the date and at the time as he, she or they shall fix. Notice of the place, if any, date and time of each special meeting shall be given to each director not less than twenty-four hours before the meeting. Any and all business may be transacted at a special meeting of the Board of Directors.

Section 3.6. Quorum; Vote Required for Action.

At any meeting of the Board of Directors, a majority of the total number of directors then in office but not less than 1/3 of the total authorized number of directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn or recess the meeting to another place, if any, date or time, without further notice or waiver thereof. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.7. Telephone Meetings.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or committee thereof by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other director, and such participation shall constitute presence in person at the meeting.

Section 3.8. Conduct of Business; Action by Consent.

At any meeting of the Board of Directors or any committee thereof, business shall be transacted in the order and manner that the Board of Directors may from time to time determine. The Board of Directors or any committee thereof may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or any committee thereof.

Section 3.9. Compensation of Directors.

The Board of Directors shall be authorized to fix the compensation of directors. The directors of the Corporation shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, paid an annual retainer or paid other compensation, including equity compensation, as the Board of Directors determines. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees shall have their expenses, if any, of attendance of each meeting of such committee reimbursed and may be paid compensation for attending committee meetings or being a member of a committee.

ARTICLE 4—COMMITTEES

Section 4.1. Committees of the Board of Directors.

The Board of Directors may designate one or more committees of the Board of Directors, each with such lawfully delegable powers and duties as the Board of Directors thereby confers, to serve at the pleasure of the Board of Directors

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and shall appoint one or more directors to serve as the member or members of such committee or committees, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of any committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. All provisions of this Section 4.1 are subject to, and nothing in this Section 4.1 shall in any way limit the exercise, or method or timing of the exercise of the rights of any person granted by the Corporation with respect to the existence, duties, composition or conduct of any committee of the Board of Directors.

Section 4.2. Committee Rules.

Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 3 of these Bylaws.

ARTICLE 5—OFFICERS

Section 5.1. Generally.

The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents and a Secretary. The Board of Directors may also designate as officers a President, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers and agents as it shall deem necessary. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The compensation of officers appointed by the Board of Directors shall be determined from time to time by the Board of Directors or a committee thereof or by the officers as may be designated by resolution of the Board of Directors.

Section 5.2. Chairman of the Board.

The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

Section 5.3. Chief Executive Officer.

The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, the general powers and duties of supervision, direction, and management of the business and affairs of the Corporation, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. In addition, the Chief Executive Officer shall have such other powers and perform such other duties as may be delegated to him or her by the Board of Directors or as are set forth in the Certificate of Incorporation or these Bylaws. If the Board of Directors has not elected or appointed a President or the office of the President is otherwise vacant, and no officer otherwise functions with the powers and duties of the President, then, unless otherwise determined by the Board of Directors, the Chief Executive Officer shall also have all the powers and duties of the President.

Section 5.4. President.

The President, if there is such an officer and the Board of Directors so directs, shall serve as chief operating officer and have the powers and duties customarily and usually associated with the office of chief operating officer unless the Board of Directors provides for another officer to serve as chief operating officer (or to have the powers and duties of chief operating officer). The President shall have such other powers and perform such other duties as may be delegated to him or her from time to time by the Board of Directors or the Chief Executive Officer. If the Board of Directors has not elected or appointed a Chief Executive Officer or the office of Chief Executive Officer is otherwise vacant, then, unless otherwise determined by the Board of Directors, the President shall also have all the powers and duties of the Chief Executive Officer.

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Section 5.5. Vice President.

Each Vice President shall have the powers and duties delegated to him or her by the Board of Directors, the Chief Executive Officer or his or her superior officer.

Section 5.6. Secretary and Assistant Secretaries.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform other duties as the Board of Directors may from time to time prescribe.

Any Assistant Secretary, if there is such an officer, shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors), shall perform the duties and exercise the powers of the Secretary.

Section 5.7. Chief Financial Officer, Treasurer and Assistant Treasurers.

The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time. The Chief Executive Officer or President may direct the Treasurer or any Assistant Treasurer, if there is such an officer, to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

Section 5.8. Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 5.9. Removal.

The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

Section 5.10. Appointing Attorneys and Agents; Voting Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 5.10 which may be delegated to an attorney or agent may also be exercised directly by the Chairman of the Board, the Chief Executive Officer or the Vice President.

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Section 5.11. Additional Matters. The Chief Executive Officer, the President and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

ARTICLE 6—STOCK

Section 6.1. Certificates of Stock.

Shares of the stock of the Corporation may be certificated or uncertificated, as provided in the DGCL. Stock certificates shall be signed by, or in the name of the Corporation by two authorized officers of the Corporation (it being understood that each of the Chairman of the Board (if any), the vice-chairman of the Board (if any), the Chief Executive Officer, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer, an Assistant Treasurer, or the Chief Financial Officer shall be an authorized officer for such purpose), certifying the number of shares owned by such stockholder. Any signatures on a certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 6.2. Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation (within or outside of the State of Delaware) or by transfer agents designated to transfer shares of the stock of the Corporation.

Section 6.3. Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to regulations as the Board of Directors may establish concerning proof of the loss, theft or destruction and concerning the giving of a satisfactory bond or indemnity, if deemed appropriate.

Section 6.4. Regulations.

The issue, transfer, conversion and registration of certificates of stock of the Corporation shall be governed by other regulations as the Board of Directors may establish.

Section 6.5. Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for determining stockholders entitled to vote. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

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(b) If and to the extent that stockholder action by consent is permitted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the Board of Directors is required, shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with Section 228 of the DGCL. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE 7—INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 7.1. Indemnification.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (an “Indemnitee”) who was or is made, or is threatened to be made, a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise (including, but not limited to, service with respect to employee benefit plans) (any such entity, an “Other Entity”), against all liability and loss suffered (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation or the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Section 7.1.

Section 7.2. Advancement of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay, on an as- incurred basis, all expenses (including, but not limited to attorneys’ fees and expenses) incurred by an Indemnitee in investigating, responding to, defending or testifying in any Proceeding in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article 7 or otherwise.

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Section 7.3. Claims.

If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article 7 is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 7.4. Insurance.

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article 7 or the DGCL.

Section 7.5. Survival; Non-Exclusivity of Rights.

The rights conferred on any Indemnitee by this Article 7 shall continue as to a person who has ceased to be a director or officer of the Corporation and are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise. Any such rights shall inure to the benefit of the heirs and legal representatives of such Indemnitee. The Corporation may enter into agreements with any Indemnitee for the purpose of providing for indemnification or advancement of expenses.

Section 7.6. Amounts Received from an Other Entity.

The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee, member, trustee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

Section 7.7. Amendment or Repeal.

Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article 7 after the occurrence of the act or omission that is the subject of the Proceeding or other matter for which indemnification or advancement of expenses is sought.

Section 7.8. Other Indemnification and Advancement of Expenses.

This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

Section 7.9. Reliance.

Indemnitees who after the date of the adoption of this Article 7 become or remain an Indemnitee described in Section 7.1 will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article 7 in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Article 7 will apply to claims made against any Indemnitee described in Section 7.1 arising out of acts or omissions that occurred or occur either before or after the adoption of this Article 7 in respect of service as a director or officer of the corporation or other service described in Section 7.1.

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Section 7.10. Successful Defense.

To the fullest extent permitted by law, in the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

ARTICLE 8—NOTICES

Section 8.1. Methods of Notice.

Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation or given as permitted by applicable law. If mailed, notice to a stockholder of the Corporation shall be deemed given when deposited in the mail, postage prepaid, directed to a stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders of the Corporation may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 8.2. Waivers.

A written waiver of any notice, signed by a stockholder or director, or a waiver of any notice by electronic transmission by such person or entity, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person or entity. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE 9—MISCELLANEOUS

Section 9.1. Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary, Assistant Treasurer or the Chief Financial Officer.

Section 9.2. Reliance upon Books, Reports, and Records.

Each director and each member of any committee designated by the Board of Directors of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, agents or employees, or committees of the Board of Directors so designated, or by any other person or entity as to matters which such director or committee member reasonably believes are within such other person’s or entity’s professional or expert competence and that has been selected with reasonable care by or on behalf of the Corporation.

Section 9.3. Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

WINGSTOP INC. 2026 PROXY STATEMENT | A-55

APPENDICES

Section 9.4. Time Periods.

Unless otherwise expressly provided herein, in applying any provision of these Bylaws that requires that an act be done or not be done a specified number of days before an event or that an act be done during a specified number of days before an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE 10—AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to adopt, alter, amend or repeal the bylaws. Any adoption, alteration, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors then in office so long as a quorum is present. Notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of the bylaws may be adopted, altered, amended or repealed by the stockholders of the Corporation in any respect, unless in addition to any other vote required by the Certificate of Incorporation or required by law, such alteration, amendment, repeal or adoption is approved at a meeting of the stockholders called for that purpose by, the affirmative vote of the holders of ~~at least sixty-six and two-thirds percent (66 2/3%)~~a majority of the voting power of the then outstanding shares, voting together as a single class.

Effective: ~~December 1, 2022~~May 22, 2025

A-56 | WINGSTOP INC. 2026 PROXY STATEMENT

P.O. BOX 8016, CARY, NC 27512-9903

Your vote

matters!

Have your ballot ready and please use one

of the methods below for easy voting:

Your control number

Have the 12 digit control number located in the box above

available when you access the website and follow the instructions.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Wingstop Inc.	Internet:
Annual Meeting of Stockholders	www.proxypush.com/WING
• Cast your vote online
• Have your Proxy Card ready
For Stockholders of Record as of March 23, 2026	• Follow the simple instructions to record your vote
Thursday, May 21, 2026 9:00 AM, Central Time	Phone:
Meeting to be held live via the Internet- please visit	1-866-243-5450
http://www.proxydocs.com/WING for more details.	• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
Mail:
• Mark, sign and date your Proxy Card
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 5:00 PM, Central Time, May 20, 2026.	• Fold and return your Proxy Card in the postage-paid envelope provided
Virtual:
You must register to attend or participate in the meeting online at www.proxydocs.com/WING

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael J. Skipworth and Alex R. Kaleida (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Wingstop Inc. which the undersigned is entitled to vote at said meeting and any postponement or adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4 AND 5(a), (b) AND (c). This proxy is revocable and, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Wingstop Inc. Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR each of the director nominees in Proposal 1

FOR Proposals 2, 3, 4 AND 5(a), (b) AND (c)

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	Elect three Class II directors nominated by the Board of Directors for a term that expires at the 2027 Annual Meeting of Stockholders.
		FOR	WITHHOLD
	1.01 Lynn Crump-Caine	☐	☐		FOR

	1.02 Wesley S. McDonald	☐	☐		FOR

	1.03 Anna (Ania) M. Smith	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026.	☐	☐	☐	FOR

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐	FOR

4.	Approve an amendment to the Certificate of Incorporation to provide the Board of Directors the power to adopt, amend or repeal our Bylaws.	☐	☐	☐	FOR

5.	Ratification of prior amendments by the Board of Directors to the Bylaws to:

5a.	amend the advance notice provisions for stockholder proposals and nominations to require stockholders to provide certain additional information, to remove references to Roark Capital Management and its affiliates and to clarify and modernize certain other provisions of the Bylaws (adopted by the Board on February 21, 2018);	☐	☐	☐	FOR

5b.	provide for procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and proposals and availability of stockholders lists and to make certain other technical, ministerial, clarifying and conforming changes, including to align the Bylaws with various provisions of the DGCL (adopted by the Board on December 2, 2022); and	☐	☐	☐	FOR

5c.	Eliminate the sole supermajority voting requirement (adopted by the Board on May 22, 2025).	☐	☐	☐	FOR

6.	Consider and act upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements, or recesses thereof.

You must register to attend or participate in the meeting online at www.proxydocs.com/WING

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date